NUVEEN
Municipal
Bond Funds


May 31, 1998

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.



[PHOTO APPEARS HERE]




Kansas

Missouri

Wisconsin

Highlights

As of May 31, 1998
For Class A shares on net asset value




Credit Quality          Performance Highlights

Nuveen Flagship Kansas Municipal Bond Fund

                           [PIE GRAPH APPEARS HERE]

AAA/Pre-refunded                49%
AA                              24%
A                               17%
BBB/NR                          10%

 .  Taxable-equivalent yield of 7.05%*

 . Outperformed Lipper peer group for the one-year period

 .  One-year total return of 9.32%


Nuveen Flagship Missouri Municipal Bond Fund

                           [PIE GRAPH APPEARS HERE]

AAA/Pre-refunded                61%
AA                              10%
A                               12%
BBB/NR                          17%

 .  Taxable-equivalent yield of 6.78%*

 . Outperformed Lipper peer group for the one-year period

 .  One-year total return of 9.32%

Nuveen Flagship Wisconsin Municipal Bond Fund

                           [PIE GRAPH APPEARS HERE]

AAA/Pre-refunded                41%
AA                               5%
A                               18%
BBB/NR                          36%

 .  Taxable-equivalent yield of 7.25%*

 . Ranked in the top 10% of funds in Lipper peer group

 .  One-year total return of 10.19%

* For investors in the 31% federal and applicable state income tax bracket. See your fund's performance overview in this report for more information.



    Contents
 1  Dear Shareholder
 4  Kansas Commentary
    and Overview
 6  Missouri Commentary
    and Overview
 8  Wisconsin Commentary
    and Overview
10  Report of Independent
    Public Accountants
11  Portfolio of Investments
24  Statement of Net Assets
25  Statement of Operations
26  Statement of Changes in Net Assets
28  Notes to Financial Statements
34  Financial Highlights
36  Building Better Portfolios
37  Fund Information


Is it Time for a Financial Check-Up?

Now is a great time to sit down with your financial adviser and review your financial plan. How can you make sure that your investment strategy is strong enough to provide the income you need today and versatile enough to change as your goals do? Here are some guidelines:

 . Make sure you and your adviser understand your current situation. How have your goals, objectives and risk profile changed? What are your current tax concerns, interests, lifestyle?

 . Revisit your current investment choices. If the value of one portion of your portfolio has grown substantially, it may be time to rebalance asset classes.

 . Determine how your asset mix will be implemented. Changing your asset allocation is generally a gradual process. Make sure you and your adviser have a clear understanding of each other's responsibilities. Define and discuss what you want in terms of support from your adviser.

 . Keep revisiting your plan. Don't assume that once you've revised your plan and reallocated your portfolio the process is finished.

It's recommended that you meet at least once a year with your financial adviser -- and usually more if there have been significant changes in interest rates, tax laws, retirement plan distributions, lifestyle or health.

Even if things haven't changed, it makes good financial sense to keep in touch with your adviser.

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER]


Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to share with you this performance report for the Nuveen Kansas, Missouri and Wisconsin municipal bond funds. Over the past 12 months, each of the funds continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.

For many of our shareholders, this annual report represents the first time you have received a consolidated report covering performance data for other Nuveen funds in addition to your own. These consolidated reports are part of our continuing efforts to control fund expenses; we achieve greater economies of scale for our shareholders through reducing paper, printing and mailing costs. By consolidating reports by region and incorporating several funds into one booklet, we have lowered these administrative expenses and made owning shares in a Nuveen fund more cost-efficient for you.

The Economy in Review

Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of its lowest levels in years.

The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Municipal Market Review

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.

"Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."

Diversification: The Key
to a Better Portfolio

In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


July 15, 1998


" Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

Nuveen Flagship Kansas Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses fund performance, the municipal market, and key investment strategies for the Kansas fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.

State Economic and Market Review

Reflecting the national trend, Kansas enjoyed both economic and employment growth over the last year. The state's municipal market was remarkably active for the first half of 1998, offering $904 million dollars of new issuance, approximately 86% more than the same period last year. Should issuance continue at this pace through the year, 1998 may be the first year to match the historically high issuance levels experienced in 1992 and 1993. Education, general purpose, health care and utility offerings continue to dominate new issue volume, representing approximately 72% of issuance.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Kansas Municipal Bond Fund was 9.32%, which is equivalent to a taxable return of 12.21% for investors in the 35.5% combined federal and state income tax bracket. The fund's total return was in line with the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index, and significantly outperformed its Lipper peer group average of 8.0%. The Kansas Municipal Bond Fund was also ranked third of the 12 Kansas municipal bond funds followed by Lipper. In addition, the fund provided a competitive tax-free yield of 4.55%, which translates to a taxable yield of 7.05% for investors in the 35.5% combined federal and state income tax bracket. Thanks to good call protection and a number of higher-yielding bonds, the fund's dividend held steady through the declining interest rate environment.

Key Strategies

There were several elements contributing to the fund's performance during the past year. First was the Kansas fund's mid-range portfolio duration, which kept performance in line with the index. Duration is a measure of the fund's price volatility in relation to changes in interest rates. In addition to maintaining a moderate duration, we focused on the call protection of the fund, avoiding issues that would be called away in the event of a near-term change in interest rates and could (if called away) affect income levels. With that in mind, we avoided securities with shorter call dates, instead finding value in certain well-structured health care issues, and in lower-rated but still investment-quality securities. Nuveen's diligent research team helps us find these lower-rated bonds that offer competitive yields and solid financial positions.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 20% of the portfolio invested in health care debt, 20% in limited tax obligation issues, 13% in U.S. guaranteed bonds and 12% in multifamily housing securities.

Outlook for the Future

Going forward, we expect conditions in which we can extend the duration of the portfolio, as well as further enhance its already good call protection. Presently, narrow yield spreads between lower- and higher-rated securities provide little reward for the incremental credit risk associated with lower-rated bonds. However, we plan to take advantage of any BBB-rated securities with competitive yields that become available over the next year. Overall, we will continue to maintain the fund's current healthy diversification, which should be aided by improving supply.

Nuveen Flagship Kansas Municipal Bond Fund
Performance Overview
As of May 31, 1998


Monthly Tax-Free Dividends (Class A Shares)

                           [BAR GRAPH APPEARS HERE]


0.0421     6/97
0.0421     7/97
0.042      8/97
0.042      9/97
0.042     10/97
0.042     11/97
0.042     12/97
0.041      1/98
0.041      2/98
0.041      3/98
0.041      4/98
0.041      5/98

Top 5 Sectors
Health Care                 20%
Tax Obligation (Limited)    20%
U.S.Guaranteed              13%
Housing (Multifamily)       12%
Utilities                    8%

Portfolio Statistics

Share Class                                                 A        B        C          R
------------------------------------------------------------------------------------------
Inception Date                                           1/92     2/97     2/97       2/97
Net Asset Value                                        $10.60   $10.54   $10.63   $  10.66
Fund Net Assets ($000)                                                            $107,184
Average Weighted Maturity (Years)                                                    20.60
Average Weighted Duration (Years)                                                     7.59

Annualized Total Return/1/

Share Class                                   A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------------------
1-Year                                         9.32%     4.70%    8.57%    8.85%      9.84%
5-Year                                         6.06%     5.14%    5.31%    5.70%      6.23%
Since Inception                                7.29%     6.57%    6.57%    6.92%      7.42%

Tax-Free Yields

Share Class                                   A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------------------
Distribution Rate                              4.92%     4.72%    4.21%    4.40%      5.12%
SEC 30-Day Yield                               4.55%     4.36%    3.81%    4.00%      4.75%
Taxable Equivalent Yield/2/                    7.05%     6.76%    5.91%    6.20%      7.36%



Index Comparison/3/
                             [GRAPH APPEARS HERE]

            Nuveen Flagship Wisconsin      Nuveen Flagship Wisconsin          Lehman Brothers
            Municipal Bond Fund (NAV)      Municipal Bond Fund (Offer)      Municipal Bond Index
6/94                1000                             9580                          10000
5/95               10734                            10283                          10911
5/96               11094                            10628                          11409
5/97               11915                            11415                          12356
5/98               13131                            12580                          13516

[_]  Lehman Brothers Municipal Bond Index                       $15,839
[_]  Nuveen Flagship Kansas Municipal Bond Fund (NAV)           $15,781
[_]  Nuveen Flagship Kansas Municipal Bond Fund (Offer)         $15,118

Past performance is not predictive of future results.


/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/3/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Missouri Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses fund performance, the municipal market, and key investment strategies for the Missouri fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.




State Economic and Market Review

Missouri confirmed its AAA credit quality status as a municipal issuer with another year of sound financial operations and economic growth. The state ended fiscal year 1997 with a budget stabilization fund totaling approximately $370 million, or nearly 4% of general fund revenues. The general fund, fueled by strong individual income tax and sales/use tax revenues, increased 18% to $1.7 billion. High levels of economic growth between 1995 and 1997 and increasing personal incomes resulted in income tax revenues that surpassed the constitutional state limit, and taxpayers were subsequently rewarded with a refund totaling $695 million.

Missouri's economy remains diversified, with recent declines in manufacturing employment replaced by job gains in the services sector. Lease revenue debt, which constitutes nearly one-third of total bond issuance, is an important component of financing state capital programs. Missouri debt should continue to attract attention, as new issue volume-in line with national municipal trends-increased 94% during the first quarter of 1998.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Missouri Municipal Bond Fund was 9.32%, which is equivalent to a taxable return of 12.18% for investors in the 35.1% combined federal and state income tax bracket. The fund's total return was in line with the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index, and outperformed its Lipper peer group average of 8.65%. The Missouri Municipal Bond Fund was also ranked fourth of the 23 Missouri municipal bond funds followed by Lipper. In addition, the fund provided a competitive tax-free yield of 4.40%, which translates to a taxable yield of 6.78% for investors in the 35.1% combined federal and state income tax bracket.

Key Strategies

There were several elements contributing to the fund's performance during the past year. First was the Missouri fund's mid-range portfolio duration, which kept performance in line with the index. Duration is a measure of the fund's price volatility in relation to changes in interest rates. In addition to maintaining a moderate duration, we focused on the call protection of the fund, avoiding issues that would be called away in the event of a near-term change in interest rates and may affect income levels. With that in mind, we found value in several call-protected housing bond issues, as well as in tax obligation debt.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, in part thanks to steady supply during the past year. Specifically, 17% of the portfolio was invested in limited tax obligation bonds, 17% in health care securities, 13% in U.S. guaranteed bonds and 11% in multifamily housing debt.

Outlook for the Future

Going forward, we expect conditions in which we can maintain the duration of the portfolio, as well as its favorable call protection. Higher-quality issues will continue to dominate the portfolio, because narrow yield spreads between lower- and higher-rated securities provide little reward for assuming the increased credit risk associated with lower-quality bonds. Overall, we will continue to maintain the fund's current healthy diversification, which should be aided by continuing strong supply.

Nuveen Flagship Missouri Municipal Bond Fund
Performance Overview
As of May 31, 1998



Monthly Tax-Free Dividends (Class A Shares)/1/

                           [BAR GRAPH APPEARS HERE]


0.0465     6/97
0.0465     7/97
0.0465     8/97
0.0465     9/97
0.0465    10/97
0.0465    11/97
0.0465    12/97
0.0465     1/98
0.0465     2/98
0.0465     3/98
0.046      4/98
0.046      5/98

Top 5 Sectors

Tax Obligation (Limited)                17%
Health Care                             17%
U.S. Guaranteed                         13%
Housing (Multifamily)                   11%
Housing (Single-Family)                  8%

Portfolio Statistics

Share Class                                                 A        B        C          R
--------------------------------------------------------------------------------------------
Inception Date                                           8/87      2/97      2/94       2/97
Net Asset Value                                        $11.23    $11.23    $11.23   $  11.23
Fund Net Assets ($000)                                                              $246,427
Average Weighted Maturity (Years)                                                      19.49
Average Weighted Duration (Years)                                                       7.17


Annualized Total Return/2/

Share Class                                   A(NAV)  A(Offer)        B         C          R
---------------------------------------------------------------------------------------------
1-Year                                         9.32%     4.76%     8.53%     8.74%      9.56%
5-Year                                         6.31%     5.39%     5.68%     5.73%      6.36%
10-Year                                        8.29%     7.82%     7.82%     7.70%      8.32%

Tax-Free Yields

Share Class                                   A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------------------
Distribution Rate                              4.92%     4.71%   4.17%    4.38%      5.13%
SEC 30-Day Yield                               4.40%     4.21%   3.65%    3.85%      4.59%
Taxable Equivalent Yield/3/                    6.78%     6.49%   5.62%    5.93%      7.07%


Index Comparison/4/
                             [GRAPH APPEARS HERE]


                    A                  B                C
5/88           10,000              9,580           10,000
5/89           11,370             10,892           11,149
5/90           12,035             11,529           11,965
5/91           13,229             12,673           13,171
5/92           14,511             13,902           14,466
5/93           16,328             15,642           16,195
5/94           16,723             16,021           16,595
5/95           18,092             17,333           18,107
5/96           18,727             17,941           18,934
5/97           20,277             19,426           20,505
5/98           22,167             21,236           22,430

A    Nuveen Flagship Missouri Municipal Bond Fund (NAV)
B    Nuveen Flagship Missouri Municipal Bond Fund (Offer)
C    Lehman Brothers Municipal Bond Index

[_]  Lehman Brothers Municipal Bond Index                         $22,430
[_]  Nuveen Flagship Missouri Municipal Bond Fund (NAV)           $22,167
[_]  Nuveen Flagship Missouri Municipal Bond Fund (Offer)         $21,236

Past performance is not predictive of future results.

/1/ The fund also paid shareholders taxable distributions in December of $0.0015 per share.
/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.
/3/ Based on SEC yield and a combined federal and state income tax rate of 35.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.
/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Wisconsin Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses fund performance, the municipal market, and key investment strategies for the Wisconsin fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review

Wisconsin boasted another strong fiscal year in 1997, resulting in a credit rating upgrade for the state's general obligation debt by Standard and Poor's. Fueled by strong national economic growth, financial operations remained stable, with state tax revenues increasing 7.7% during 1997. Manufacturing employment, representing 24% of total employment, reached an all-time high in August of 1997.

Although the state's debt burden is moderate overall, $450 million in short-term debt has been issued so far during 1998 -- the largest short-term borrowing year since 1992. In addition, new issue volume was up 26% during the first quarter of 1998 over the same period last year. Additional issuance during 1998 should continue to attract investors in the municipal bond market. Despite the new issuance, strict legislative requirements have limited the amount of new issuance that is exempt from state income taxes. Given the high state income tax rate and limited amount of state tax-exempt issuance, finding value in the Wisconsin market remains a challenge.

Fund Performance

The fund performed well over the past year, generating a total return on net asset value of 10.19%, which is equivalent to a taxable return of 13.08% for investors in the 35.7% combined federal and state income tax bracket. The fund's total return outperformed the annual return of 9.38% posted by the unmanaged Lehman Brothers Municipal Bond Index and far surpassed its Lipper peer group average of 8.46%. The Wisconsin Municipal Bond Fund also ranked sixth among the 74 municipal bond funds in the Lipper "other states" category. In addition, the fund provided a competitive tax-free yield of 4.66%, which is equivalent to a taxable yield of 7.25% for investors in the 35.7% combined federal and state income tax bracket. This excellent performance is quite impressive given the limited amount of issuance that is double tax-exempt in the state.

Key Strategies

The fund's strong performance was due in part to its long portfolio duration, which is a measure of price volatility in reaction to changes in interest rates. The fund's duration of 8.60 years was longer than the Lehman Index's average duration of 7.11 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. In addition to maintaining a longer duration, we focused on the call protection of the fund, avoiding issues that might be called away at an inopportune time in order to protect the fund's strong income levels.

We also took advantage of Nuveen's diligent research team to find value in non-rated and lower-rated investment-quality bonds. Nuveen Research helps us find these lower-rated bonds that offer competitive yields and solid financial positions. Bonds from U.S. territories also played an important role in the fund's solid performance. Because these bonds are exempt from both federal and Wisconsin state taxes, they helped support the portfolio when issuance of state tax-exempt bonds was thin, and their recent price appreciation contributed to the fund's strong total returns for the year.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were heavily weighted toward limited tax obligation securities, which are among the only double-tax-exempt securities in the state. They made up 46% of the portfolio. Other key sectors included long-term care facility bonds at 10%, multifamily housing securities at 10% and utility bonds at 9%.

Outlook for the Future

Going forward, we expect conditions in which we can maintain the duration of the portfolio, as well as its excellent call protection. Lower investment-grade and non-rated issues will continue to represent at least a third of the portfolio until more state tax-exempt issuance makes it possible to find attractive opportunities in a wider range of securities.

Nuveen Flagship Wisconsin Municipal Bond Fund
Performance Overview
As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

                           [BAR GRAPH APPEARS HERE]


0.0435     6/97
0.0435     7/97
0.0435     8/97
0.0435     9/97
0.0435    10/97
0.0435    11/97
0.0435    12/97
0.0435     1/98
0.0435     2/98
0.0435     3/98
0.0435     4/98
0.0435     5/98

Top 5 Sectors

Tax Obligation (Limited)        46%
Long-Term Care                  10%
Housing (Multifamily)           10%
Utilities                        9%
Health Care                      6%

Portfolio Statistics

Share Class                                                    A        B        C         R
---------------------------------------------------------------------------------------------
Inception Date                                              6/94     2/97     2/97      2/97
Net Asset Value                                           $10.28   $10.31   $10.30   $ 10.31
Fund Net Assets ($000)                                                               $27,601
Average Weighted Maturity (Years)                                                      22.20
Average Weighted Duration (Years)                                                       8.60


Annualized Total Return/1/

Share Class                                      A(NAV)  A(Offer)       B        C         R
---------------------------------------------------------------------------------------------
1-Year                                           10.19%     5.56%    9.46%    9.59%    10.47%
Since Inception                                   7.05%     5.90%    6.47%    6.66%     7.18%

Tax-Free Yields

Share Class                                      A(NAV)  A(Offer)       B        C         R
----------------------------------------------------------------------------------------------
Distribution Rate                                 4.79%     4.59%    4.02%    4.25%     4.95%
SEC 30-Day Yield                                  4.66%     4.46%    3.91%    4.10%     4.80%
Taxable Equivalent Yield/2/                       7.25%     6.94%    6.08%    6.38%     7.47%

Index Comparison/3/
                             [GRAPH APPEARS HERE]



               A          B          C
1/92      10,000      9,580     10,000
5/92      10,298      9,865     10,215
5/93      11,753     11,259     11,437
5/94      11,829     11,332     11,719
5/95      12,752     12,216     12,786
5/96      13,216     12,661     13,371
5/97      14,434     13,828     14,480
5/98      15,781     15,118     15,839

A    Nuveen Flagship Kansas Municipal Bond Fund (NAV)
B    Nuveen Flagship Kansas Municipal Bond Fund (Offer)
C    Lehman Brothers Municipal Bond Index

[_]  Lehman Brothers Municipal Bond Index                          $13,516
[_]  Nuveen Flagship Wisconsin Municipal Bond Fund (NAV)           $13,131
[_]  Nuveen Flagship Wisconsin Municipal Bond Fund (Offer)         $12,580

Past performance is not predictive of future results.


/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC yield and a combined federal and state income tax rate of 35.7%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/3/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust IV:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Kansas Municipal Bond Fund, Nuveen Flagship Missouri Municipal Bond Fund, and Nuveen Flagship Wisconsin Municipal Bond Fund (collectively, the "Funds") (three of the portfolios constituting the Nuveen Flagship Multistate Trust IV (a Massachusetts business trust)), as of May 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Kansas Municipal Bond Fund, Nuveen Flagship Missouri Municipal Bond Fund, and Nuveen Flagship Wisconsin Municipal Bond Fund of the Nuveen Flagship Multistate Trust IV as of May 31, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois

July 17, 1998

              Portfolio of Investments
              Nuveen Flagship Kansas Municipal Bond Fund
              May 31, 1998



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 7.5%

$ 4,550,000    City of Clearwater, Kansas, Pollution Control Refunding Revenue Bonds         1/02 at 101         AA-    $ 4,849,891
                 (Vulcan Materials Company), Series 1992, 6.375%, 2/01/12

  1,000,000    Dodge City, Kansas, Pollution Control Revenue Refunding Bonds, Series         5/02 at 102         Aa3      1,111,810
                 1992 (Excel Corporation Project/Cargill), 6.625%, 5/01/05

  2,000,000    City of Garden City, Kansas, Sewage Disposal Revenue Bonds, Series            9/07 at 102        BBB+      2,049,800
                 1997 (Monfort, Inc. [ConAgra, Inc.-Guarantor] Project), 5.750%,
                 9/01/17 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 19.9%

  1,500,000    Kansas Development Finance Authority, Revenue Bonds, Series 1998C             6/08 at 101         AAA      1,473,585
                 (Sisters of Charity of Leavenworth Health Services Corporation),
                 5.000%, 12/01/25

  1,000,000    Kansas Development Finance Authority, Revenue Bonds (Catholic Health          6/08 at 101          AA        972,930
                 Initiatives), Series 1998J, 5.000%, 12/01/27 (DD)

               Kansas Development Finance Authority, Health Facilities Revenue Bonds
               (Stormont-Vail HealthCare, Inc.), Series 1996F - Tax Exempt:
  2,815,000      5.800%, 11/15/16                                                           11/06 at 100         AAA      2,977,904
  3,380,000      5.800%, 11/15/21                                                           11/06 at 100         AAA      3,564,616

               Kansas Development Finance Authority, Health Facilities Revenue Bonds
               (Stormont-Vail HealthCare, Inc.), Series 1996G - Tax Exempt:
    750,000      5.800%, 11/15/16                                                           11/06 at 100         AAA        793,403
  2,150,000      5.800%, 11/15/21                                                           11/06 at 100         AAA      2,267,433

               Kansas Development Finance Authority, Health Facilities Revenue Bonds
               (Hays Medical Center Inc.), Series 1997B:
  2,200,000      5.500%, 11/15/17                                                           11/07 at 100         Aaa      2,275,350
  1,500,000      5.500%, 11/15/22                                                           11/07 at 100         Aaa      1,544,550

  1,325,000    Kansas Development Finance Authority, Health Facilities Revenue Bonds         9/07 at 102         Aa3      1,341,072
               (Rural Health Resources of Jackson Co., Inc.), Series 1997L, 5.375%,
                 9/01/27

               Lawrence, Kansas, Hospital Revenue, Lawrence Memorial Hospital:
  1,075,000      6.200%, 7/01/14                                                             7/04 at 100          A3      1,147,165
    400,000      6.200%, 7/01/19                                                             7/04 at 100          A3        425,772

    175,000    Lawrence, Kansas, Hospital Revenue Refunding, Lawrence Memorial               7/07 at 100          A3        177,126
                 Hospital, 5.350%, 7/01/21

               City of Newton, Kansas, Hospital Refunding Revenue Bonds, Series
               1998A (Newton Healthcare Corporation):
  1,000,000      5.700%, 11/15/18                                                           11/08 at 100        BBB-      1,005,610
    800,000      5.750%, 11/15/24                                                           11/08 at 100        BBB-        804,472

    100,000    Puerto Rico Industrial, Tourist, Educational, Medical and                     7/05 at 102         AAA        111,370
                 Environmental Control Facilities Financing
                 Authority, Hospital Revenue Bonds, 1995 Series A, (Hospital
                 Auxilio Mutuo Obligated Group Project),
                 6.250%, 7/01/24

    450,000    Wichita, Kansas, CSJ Health System Wichita Inc., 7.000%, 11/15/18            11/01 at 102          A+        490,055
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 12.2%

    965,000    City of Kansas City, Kansas, Multifamily Housing Revenue Refunding            7/01 at 100         AAA      1,004,083
                 Bonds, Series 1994 (FHA Insured Mortgage Loan - Rainbow Towers
                 Project), 6.700%, 7/01/23

               Kansas Development Finance Authority, Multifamily Housing Revenue
               Bonds (Park Apartments Project), Series 1996:
    325,000      5.700%, 12/01/09 (Alternative Minimum Tax)                                  6/06 at 100         AAA        333,359
    665,000      5.900%, 12/01/14 (Alternative Minimum Tax)                                  6/06 at 100         AAA        689,273
  1,150,000      6.000%, 12/01/21 (Alternative Minimum Tax)                                  6/06 at 100         AAA      1,194,172

              Portfolio of Investments
              Nuveen Flagship Kansas Municipal Bond Fund
              May 31, 1998



   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

               Lenexa, Kansas, Multifamily Housing Revenue Refunding, Barrington Park
                 Apartments Project, Series A:
$   445,000        6.300%, 2/01/09                                                           2/03 at 102          AA     $  468,674
    475,000        6.400%, 2/01/10                                                           2/03 at 102          AA        502,636
  2,000,000        6.450%, 2/01/18                                                           2/03 at 102          AA      2,110,440
  1,000,000        6.500%, 2/01/23                                                           2/03 at 102          AA      1,046,610

  1,000,000    Olathe, Kansas, Multifamily Housing Revenue Refunding, Deerfield              6/04 at 102         AAA      1,062,850
                 Apartments Project, Series A, 6.450%, 6/01/19

               Wichita, Kansas, Multifamily Housing Revenue Refunding, Shores
                 Apartments Project, Series Xi-A:
  1,500,000        6.700%, 4/01/19                                                           4/09 at 102          AA      1,620,885
  2,000,000        6.800%, 4/01/24                                                           4/09 at 102          AA      2,164,020

    900,000    Wichita, Kansas, Multifamily Housing Revenue, Brentwood Apartments,          11/05 at 102           A        929,124
                 5.850%, 12/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family -- 7.7%

  2,605,000    City of Kansas City, Kansas, GNMA Collateralized Mortgage Revenue Bonds,      5/05 at 103         Aaa      2,697,842
                 Series 1995, 5.900%, 11/01/27 (Alternative Minimum Tax)

    455,000    Olathe/Labette County, Kansas, Single Family Mortgage Revenue Refunding,      2/05 at 105         Aaa        508,645
                 Series C - I, 7.800%, 2/01/25

  1,500,000    Sedgwick County, Kansas, and Shawnee County, Kansas, Single Family           No Opt. Call         Aaa      1,657,875
                 Mortgage Revenue Bonds (Mortgage Backed Securities Program), 1997
                 Series A-1, 5.500%, 6/01/29 (Alternative Minimum Tax)

  1,820,000    Sedgwick County, Kansas, Shawnee County, Kansas, and Leavenworth County,      6/99 at 103         AAA      1,905,358
                 Kansas, GNMA Collateralized Mortgage Revenue Bonds, 1989 Series A,
                 7.875%, 12/01/21 (Alternative Minimum Tax)

  1,290,000    Sedgwick County, Kansas, Single Family Mortgage Revenue Refunding,           11/04 at 105         Aaa      1,435,486
                 Collateralized, Series A- Iii, 8.125%, 5/01/24 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other -- 0.7%

    650,000    Wichita, Kansas, Airport Authority, Airport Facilities Revenue Refunding,     3/02 at 102          AA        723,691
                 Wichita Airport Hotel Association, 7.000%, 3/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- 5.0%

               Unified School District No. 470, Cowley County, Kansas (Arkansas City),
                 General Obligation School Building Bonds, Series 1996:
    550,000        5.500%, 12/01/16                                                         12/06 at 100         AAA        570,405
    850,000        5.500%, 12/01/19                                                         12/06 at 100         AAA        875,585

    800,000    Miami County, Kansas, Unit School District No. 368,                           6/02 at 100         AAA        871,336
                 Refunding, 6.600%, 12/01/08

  1,350,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1994 (General        7/04 at 102         AAA      1,531,656
                 Obligation Bonds), 6.450%, 7/01/17

  1,000,000    Shawnee County, Kansas, Unit School District No. 345, Seaman,                 9/04 at 100         AAA      1,083,700
                 5.700%, 9/01/14

    350,000    Shawnee County, Kansas, Unit School District No. 437, Auburn and              3/02 at 100         AAA        379,509
                 Washburn, Refunding, 6.600%, 9/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 19.6%

  4,450,000    State of Kansas, Department of Transportation, Highway Revenue Bonds,         9/02 at 102         AA+      4,852,547
                 Series 1992A, 6.000%, 9/01/12

  1,050,000    Kansas Development Finance Authority, Revenue Bonds, Series T 1992           12/00 at 102         N/R      1,124,886
                 (Kansas Highway Patrol Central Training Facility), 6.600%, 12/01/07

               Puerto Rico Highway and Transportation Authority, Highway Revenue
                 Bonds, Series W:
  1,000,000        5.500%, 7/01/13                                                          No Opt. Call           A      1,063,420
  1,000,000        5.500%, 7/01/15                                                          No Opt. Call         AAA      1,074,880

    750,000    Puerto Rico Highway and Transportation Authority, Highway Revenue            No Opt. Call           A        797,565
                 Bonds, Series X, 5.500%, 7/01/13



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$ 7,300,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,
                Series Y of 1996, 5.500%, 7/01/36                                            7/16 at 100           A     $7,650,765

     20,000    Puerto Rico Infrastructure Finance Authority, Series 1988A, 7.750%, 7/01/08   7/98 at 102        BBB+         20,459

  1,800,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed Refunding,
                Series L, 5.500%, 7/01/21                                                   No Opt. Call           A      1,912,140

    500,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed Government
                Facilities, Series B, 5.250%, 7/01/21                                    7/07 at 101 1/2           A        499,310

  2,000,000    Virgin Islands Public Finance Authority, Revenue and Refunding Bonds
                (Virgin Islands Matching Fund Loan Notes), Series 1998A (Senior             No Opt. Call       BBB--      2,042,160
                Lien/Refunding), 5.625%, 10/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.5%

  1,500,000    Puerto Rico Ports Authority, Special Facilities, American Airlines, Series
                A,  6.250%, 6/01/26 (Alternative Minimum Tax)                                6/06 at 102       BBB--      1,624,530
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 13.5%

    275,000    Cowley County Community College Cowley County, Kansas, Series 1992,
                Certificates of Participation, 7.000%, 3/01/12 (Pre-refunded to 3/01/00)     3/00 at 101        A***        291,577

    170,000    City of Derby, Kansas, General Obligation Bonds, Series II 1992, 6.500%,
                12/01/12 (Pre-refunded to 12/01/00)                                         12/00 at 100       A2***        180,528

    325,000    City of Hays, Kansas, Sales Tax Revenue Bonds, Series 1992, 6.875%, 9/01/12
                (Pre-refunded to 9/01/00)                                                    9/00 at 100      N/R***        344,344

               Jackson County, Kansas, Unified School District No. 336 (Holton), General
               Obligation Bonds, Series 1992:
    355,000     6.600%, 10/01/12 (Pre-refunded to 10/01/03)                                 10/03 at 100      N/R***        396,872
    380,000     6.650%, 10/01/13 (Pre-refunded to 10/01/03)                                 10/03 at 100      N/R***        425,725

 12,475,000    Johnson County, Kansas, Residual, 0.000%, 5/01/12                            No Opt. Call         Aaa      6,302,370

  1,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1994, General
                Obligation Bonds, 6.450%, 7/01/17 (Pre-refunded to 7/01/04)              7/04 at 101 1/2         AAA      1,134,560

     80,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,
                Series T, 6.625%, 7/01/18 (Pre-refunded to 7/01/02)                      7/02 at 101 1/2         AAA         88,722

     80,000    Puerto Rico Infrastructure Finance Authority, Series 1988A,
                 7.750%, 7/01/08 (Pre-refunded to 7/01/98)                                   7/98 at 102     BBB+***         81,865

  3,120,000    Reno County and Labette County, Kansas, Single Family Mortgage Revenue,
                Capital Accumulator, 1983, Series A, 0.000%, 12/01/15                       No Opt. Call         AAA      1,293,178

  2,095,000    Reno, Sedgwick and Finney Counties, Kansas, Single Family Mortgage Revenue,
                Multiple Originators and Servicers, Series A, 0.000%, 4/01/16               No Opt. Call         AAA        845,018

    440,000    Unified School District No. 340, Jefferson County, Kansas, General
                Obligation Bonds, Series 1994, 6.350%, 9/01/14 (Pre-refunded to 9/01/04)     9/04 at 100         AAA        492,430

  2,250,000    City of Wichita, Kansas, Revenue Bonds (CSJ Health System of Wichita, Inc.),
                Series 1985 XXV (Remarketed), 7.200%, 10/01/15                              11/01 at 102          A+      2,600,595
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 8.0%

  1,500,000    City of Gardner, Kansas, Electric Utility System Revenue Bonds, Series 1992
                Refunding, 7.000%, 11/01/09                                                 11/01 at 101         N/R      1,623,585

               Kansas City Utility System:
  2,500,000     6.250%, 9/01/14                                                              9/04 at 102         AAA      2,781,125
  1,650,000     6.375%, 9/01/23                                                              9/04 at 102         AAA      1,846,696

               Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T:
    215,000     6.125%, 7/01/08                                                              7/04 at 102        BBB+        238,275
    150,000     6.000%, 7/01/16                                                              7/04 at 102        BBB+        160,576

  5,000,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly Puerto Rico
                Commonwealth Water Resource Authority, Series O, 0.000%, 7/01/17            No Opt. Call         AAA      1,962,399

13

               Portfolio of Investments
               Nuveen Flagship Kansas Municipal Bond Fund (continued)
               May 31, 1998

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 3.4%

$  3,000,000   Kansas Development Finance Authority, Water Pollution Control                11/03 at 102         AA+   $  3,237,269
                Revolving Fund Revenue Bonds, 1993 SRF Series II (Leveraged Bonds),
                6.000%, 11/01/14

     350,000   Newton, Kansas, Wastewater Treatment System Revenue, 7.125%, 3/01/12          3/02 at 102         N/R        391,601
-----------------------------------------------------------------------------------------------------------------------------------
$112,595,000   Total Investments -- (cost $97,834,230) -- 99.0%                                                         106,133,100
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 1.0%                                                                      1,051,097
               --------------------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                                      $107,184,197
               ====================================================================================================================

  * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

 **   Ratings (not covered by the report of independent public accountants):
      Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

(DD)  Security purchased on a delayed delivery basis (note 1).

N/R   Investment is not rated.


                                 See accompanying notes to financial statements.

                     Portfolio of Investments
                     Nuveen Flagship Missouri Municipal Bond Fund
                     May 31, 1998



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 1.8%

$ 4,500,000    The Industrial Development Authority of the County of Cape Girardeau,         5/08 at 101          AA   $  4,503,825
                 Missouri, Solid Waste Disposal Revenue Bonds (The Procter and Gamble
                 Products Company Project), 1998 Series, 5.300%, 5/15/28 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 6.9%

  1,000,000    Missouri Higher Education Loan Authority, Student Loan Revenue,               2/02 at 102           A      1,064,690
                 Subordinate Lien, 6.500%, 2/15/06 (Alternative Minimum Tax)

  4,190,000    Missouri Higher Education Loan Authority, Student Loan Revenue, Series F,     2/04 at 102           A      4,545,605
                 6.750%, 2/15/09 (Alternative Minimum Tax)

  3,630,000    Missouri State Health and Educational Facilities Authority, Educational       6/04 at 102          A2      3,910,962
                 Facilities Revenue, University Health Sciences Project, 6.350%, 6/01/14

  1,500,000    Missouri State Health and Educational Facilities Authority, Educational      10/04 at 101          A2      1,609,560
                 Facilities Revenue, St. Louis University High School, 6.350%, 10/01/14

               Missouri State Health and Educational Facilities Authority, Educational
               Facilities Revenue, Maryville University of St. Louis Project:
  1,475,000      5.625%, 6/15/13                                                             6/07 at 101        Baa1      1,548,072
  1,000,000      5.750%, 6/15/17                                                             6/07 at 101        Baa1      1,036,380

               The Industrial Development Authority of the City of St. Louis, Missouri,
               Industrial Revenue Refunding Bonds (Kiel Center Multipurpose Arena
               Project), Series 1992:
    650,000      7.625%, 12/01/09 (Alternative Minimum Tax)                                 12/02 at 102         N/R        706,225
  1,000,000      7.750%, 12/01/13 (Alternative Minimum Tax)                                 12/02 at 102         N/R      1,083,890
    500,000      7.875%, 12/01/24 (Alternative Minimum Tax)                                 12/02 at 102         N/R        544,630

  1,000,000    University of Missouri, System Facilities, 5.800%, 11/01/27                  11/07 at 101         AA+      1,066,000
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 16.4%

  1,000,000    The Industrial Development Authority of the County of Cape Girardeau,        No Opt. Call         AAA      1,036,690
                 Missouri, Health Facilities Refunding Revenue Bonds (Southeast Missouri
                 Hospital Association), Series 1993, 5.250%, 6/01/16

    415,000    Dent County, Missouri, Industrial Development Authority, Industrial           6/01 at 102         N/R        447,171
                 Development Revenue Bonds Bonds (Southeast Missouri Community Treatment
                 Center), 8.500%, 6/01/12

    775,000    Farmington, Missouri, Industrial Development Authority, Revenue Bonds,        6/01 at 102         N/R        838,868
                 Series 1992 (Southeast Missouri Community Treatment Center Project),
                 8.500%, 6/01/12

  1,150,000    The Industrial Development Authority of the City of Hannibal, Missouri,       3/06 at 102         AAA      1,213,124
                 Health Facilities Revenue Bonds, Series 1996A (Hannibal Regional
                 Hospital), 5.750%, 3/01/22

               The Industrial Development Authority of the County of Jackson, State of
               Missouri, Health Care System Revenue Bonds, Saint Joseph Health Center
               Issue, Series 1992:
  2,000,000      6.500%, 7/01/12                                                             7/02 at 102         AAA      2,173,280
  6,250,000      6.500%, 7/01/19                                                             7/02 at 102         AAA      6,803,750

    500,000    The Industrial Development Authority of the City of Joplin, Missouri,         6/08 at 101          AA        493,370
                 Revenue Bonds (Catholic Health Initiatives), Series 1998A, 5.000%,
                 12/01/18

  2,565,000    Health and Educational Facilities Authority of the State of Missouri,         2/02 at 102         AAA      2,760,120
                 Health Facilities Revenue Bonds (Health Midwest), Series 1992 B,
                 6.250%, 2/15/12

    555,000    Health and Educational Facilities Authority of the State of Missouri,        11/02 at 102        BBB+        605,461
                 Health Facilities Revenue Bonds (Heartland Health System Project),
                 6.875%, 11/15/04

  2,450,000    Health and Educational Facilities Authority of the State of Missouri,        No Opt. Call          AA      2,911,237
                 Health Facilities Revenue Bonds (BJC Health System), Series 1994A,
                 6.750%, 5/15/12


                     Portfolio of Investments
                     Nuveen Flagship Missouri Municipal Bond Fund (continued) May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$   650,000    Health and Educational Facilities Authority of the State of Missouri,         5/04 at 102          AA   $    716,125
                 Health Facilities Revenue Bonds (BJC Health System), Series A, 6.500%,
                 5/15/20

  1,200,000    Health and Educational Facilities Authority of the State of Missouri,         2/06 at 102        BBB+      1,306,092
                 Health Facilities Revenue Bonds (Lake of the Ozarks General Hospital,
                 Inc.), Series 1996, 6.500%, 2/15/21

               Health and Educational Facilities Authority of the State of Missouri,
               Health Facilities Revenue Bonds (Freeman Health System Project), Series
               1998:
  2,450,000      5.250%, 2/15/18                                                             2/08 at 102        BBB+      2,395,659
  1,000,000      5.250%, 2/15/28                                                             2/08 at 102        BBB+        966,360

               Health and Educational Facilities Authority of the State of Missouri,
               Health Facilities Revenue Bonds (Lester Cox Center), Series H:
  2,650,000      0.000%, 9/01/17                                                            No Opt. Call         AAA        984,316
  5,590,000      0.000%, 9/01/21                                                            No Opt. Call         AAA      1,674,596
  6,300,000      0.000%, 9/01/22                                                            No Opt. Call         AAA      1,791,153

    200,000    Health and Educational Facilities Authority of the State of Missouri,    10/99 at 102 1/2        BBB+        215,322
                 Health Facilities Refunding and Improvement Revenue Bonds (Heartland
                 Health Systems Project), Series 1989, 8.125%, 10/01/10

    300,000    Health and Educational Facilities Authority of the State of Missouri,        No Opt. Call         BBB        300,771
                 Health Facilities Revenue Refunding, C.E. Still Osteopathic Hospital,
                 7.625%, 2/01/08

  1,000,000    Missouri State Environmental Improvement and Energy Resource Authority,      No Opt. Call          A3      1,110,010
                 Pollution Control Revenue Refunding, American Cyanamid Company, 5.800%,
                 9/01/09

               The Curators of the University of Missouri, Health Facilities Revenue
               Bonds (University of Missouri Health System), Series 1996 A:
  3,205,000      5.500%, 11/01/16                                                           11/06 at 102         AAA      3,315,380
  1,390,000      5.600%, 11/01/26                                                           11/06 at 102         AAA      1,446,726

               The Industrial Development Authority of the City of West Plains,
               Missouri, Hospital Facilities Revenue Bonds (Ozark Medical Center),
               Series 1997:
  1,000,000      5.500%, 11/15/12                                                           11/07 at 101        BBB-      1,005,890
  1,595,000      5.600%, 11/15/17                                                           11/07 at 101        BBB-      1,607,042
  2,230,000      5.650%, 11/15/22                                                           11/07 at 101        BBB-      2,252,434
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 10.6%

    650,000    The Industrial Development Authority of Kansas City, Missouri,                2/08 at 102         AAA        657,748
                 Multifamily Housing Revenue Refunding Bonds (President Gardens
                 Apartment Project), Series 1997 A, 5.550%, 8/01/25

  2,000,000    Missouri State Economic Development Export and Infrastructure Board,          9/99 at 102          AA      2,087,140
                 Multifamily Housing Revenue Refunding, Quality Hill Projects, Series A,
                 7.500%, 9/15/21

    885,000    Missouri State Housing Development Commission, Multifamily Housing, Primm    12/05 at 103         N/R        918,825
                 Place Apartment, Series A, 6.250%, 12/01/17 (Alternative Minimum Tax)

  1,000,000    Missouri Housing Development Commission, Multifamily Housing Revenue         No Opt. Call         AAA      1,003,820
                 Refunding Bonds (FHA-Insured Mortgage Loans), Series 1998, 5.450%,
                 6/01/28 (Alternative Minimum Tax)

    655,000    The Industrial Development Authority of the City of Raytown, Missouri,        1/07 at 100         AAA        662,081
                 Multifamily Housing Refunding Revenue Bonds (Brittany Place Apartments
                 Project), Series A, 1997, 5.600%, 1/01/21 (Alternative Minimum Tax)

  2,000,000    Saint Louis County, Missouri, Housing Authority, Multifamily Housing          3/05 at 102         AAA      2,139,280
                 Revenue Refunding, Kensington Square Apartments Project, 6.650%, 3/01/20

    500,000    Saint Louis County, Missouri Industrial Development Authority, Multifamily    3/99 at 102         AAA        516,400
                 Housing Revenue Refunding, Lucas/Hunt Village Project, 7.500%, 9/20/19

  9,105,000    Saint Louis County, Missouri, Industrial Development Authority,               8/06 at 105         AAA      9,884,934
                 Multifamily Housing Revenue, Revenue, Covington Manor Apartments,
                 Series A, 6.875%, 8/20/36 (Alternative Minimum Tax)

  4,685,000    Saint Louis County, Missouri, Industrial Development Authority,               1/08 at 100         AAA      4,719,528
                 Multifamily Housing Revenue Refunding Bonds (Bonhomme Village
                 Apartments Project), Series 1997A, 5.450%, 1/01/28

  1,890,000    St. Louis, Missouri, Land Clearance Redevelopment Authority, Multifamily      5/03 at 102         AAA      1,971,705
                 Meeting Revenue Refunding, St. Louis Place Apartments, 6.250%, 8/01/27

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*    Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

$ 1,425,000    University City, Missouri, Industrial Development Authority, Revenue          8/07 at 102          Aaa  $  1,475,759
                Refunding, River Valley Apartments, Series A, 5.900%, 2/20/37
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 7.6%

  1,500,000    Greene County, Missouri, Collateralized Single Family Mortgage Revenue       No Opt. Call          AAA     1,626,405
                Bonds, Series 1996, 6.300%, 12/01/22 (Alternative Minimum Tax)

  1,790,000    Missouri State Housing Development Commission, Single Family Mortgage         3/07 at 102          AAA     1,883,187
                Revenue Bonds, Homeowner Loan, Series D, 6.125%, 3/01/28
                (Alternative Minimum Tax)

    970,000    Missouri State Housing Development Commission, Single Family Mortgage         3/07 at 105          AAA     1,099,379
                Revenue Bonds, Homeowner Loan, 1997 Series A-2, 7.300%, 3/01/28
                (Alternative Minimum Tax)

    260,000    Missouri State Housing Development Commission, Single Family Mortgage         3/07 at 101          AAA       269,932
                Revenue Bonds, Homeowner Loan, Series B-2, 5.900%, 9/01/28
                (Alternative Minimum Tax)

               Missouri State Housing Development Commission, Single Family Mortgage
               Revenue Bonds, Series A:
    470,000     6.700%, 12/01/07                                                            12/04 at 102          AAA       496,922
  2,080,000     7.125%, 12/01/14                                                            12/04 at 102          AAA     2,246,858
    920,000     7.200%, 12/01/17 (Alternative Minimum Tax)                                  12/04 at 102          AAA       994,888
    140,000     7.625%,  2/01/22 (Alternative Minimum Tax)                                   2/00 at 102          AAA       146,224

               Missouri State Housing Development Commission, Single Family Mortgage
               Revenue Bonds, Series B:
  2,340,000     6.375%, 9/01/20                                                              9/06 at 102          AAA     2,485,408
    850,000     7.750%, 6/01/22 (Alternative Minimum Tax)                                    6/00 at 102          AAA       892,169
  1,870,000     6.450%, 9/01/27                                                              9/06 at 102          AAA     1,995,552

  1,600,000    Missouri State Housing Development Commission, Single Family Mortgage         2/01 at 102          AAA     1,692,096
                Revenue Bonds, Series 1991-A (GNMA Mortgage-Backed Securities Program),
                7.375%, 8/01/23 (Alternative Minimum Tax)

  1,775,000    Missouri State Housing Development Commission Mortgage Revenue, Series        9/07 at 101          AAA     1,813,926
                C-2, 5.500%, 9/01/17 (Alternative Minimum Tax)

  1,000,000    Missouri State Housing Development Commission, Single Family Mortgage         3/08 at 105          AAA     1,098,680
                Revenue Bonds, Homeowner Loan, 1998 Series B-2, 6.400%, 3/01/29
                (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 1.2%

    500,000    City of Jefferson, Missouri, Industrial Refunding Revenue Bond, Series        4/00 at 100          N/R       511,535
                1992 (Scholastic, Inc. Project), 7.200%, 4/01/03

  2,175,000    Missouri State Economic Development Export and Infrastructure Board,         12/01 at 102          N/R     2,335,015
                Industrial Development Revenue, Refunding, Drury Inn Project,
                8.250%, 12/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 5.7%

  1,000,000    Lees Summit, Missouri, Industrial Development Authority, Health               8/05 at 102          N/R     1,066,500
                Facilities Revenue, John Knox Village Project, 6.625%, 8/15/13

  3,750,000    Missouri State Health and Educational Facilities Authority, Health            2/06 at 102          N/R     3,970,425
                Facilities Revenue, Lutheran Senior Services, Series A, 6.375%, 2/01/27

  3,000,000    Missouri State Health and Educational Facilities Authority, Health            2/07 at 102          N/R     3,110,490
                Facilities Revenue Refunding, Lutheran Senior Services, 5.875%, 2/01/23

               Saint Louis County, Missouri, Industrial Development Authority, Revenue
               Refunding, Friendship Village West County, Series A:
  1,265,000     5.750%, 9/01/05                                                             No Opt. Call          N/R     1,346,555
  1,800,000     6.250%, 9/01/10                                                              9/06 at 102          N/R     1,974,438

  2,425,000    St. Louis County, Missouri, Industrial Development Authority, Health          8/05 at 104          AAA     2,658,140
                Facilities Revenue, Mother of Perpetual Help, 6.250%, 8/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 3.2%

  1,000,000    Jefferson City School District, Missouri, General Obligation Bonds,          No Opt. Call           Aa     1,201,600
                Series 1991A, 6.700%, 3/01/11

               Commonwealth of Puerto Rico, Public Improvement Bonds of 1994
               (General Obligation Bonds):
  2,500,000     6.450%, 7/01/17                                                              7/04 at 102          AAA     2,836,400
  3,350,000     6.500%, 7/01/23                                                          7/04 at 101 1/2          AAA     3,809,687

               Portfolio of Investments
               Nuveen Flagship Missouri Municipal Bond Fund (continued) May 31, 1998

   Principal                                                                               Optional Call                      Market
      Amount   Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 16.9%

$  2,285,000   The Public Building Corporation of the City of Branson, Missouri,            11/06 at 101         BBB    $  2,460,054
                Leasehold Revenue Bonds, Series 1995 (City Hall and Fire Station
                Improvement Projects), 6.250%, 11/01/12

   1,500,000   City of Branson, Missouri, Tourism Tax Revenue Bonds, Series 1998B            1/08 at 101         AAA       1,485,150
                (Combined Waterworks and Sewerage System Improvement Project
                Refunding), 5.000%, 1/01/18

   1,025,000   Excelsior Springs, Missouri, School District Building Corporation,           No Opt. Call         AAA         470,762
                Leasehold Revenue Bonds (Excelsior Springs 40 School District),
                Series 1994, 0.000%, 3/01/14

   2,000,000   Jackson County, Missouri, Public Finance Authority, 6.125%, 12/01/15         12/04 at 100         AAA       2,147,720

   1,200,000   Kansas City Land Clearance for Redevelopment Authority, Lease Revenue        12/05 at 102         AAA       1,287,372
                Bonds (Municipal Auditorium and Muehlebach Hotel Redevelopment
                Projects), Series 1995A, 5.900%, 12/01/18

               Kansas City Municipal Assistance Corporation, Leasehold Improvement
               Revenue Bonds, Series 1991A (Truman Medical Center Charitable
               Foundation Project):
     645,000    7.000%, 11/01/09                                                            11/01 at 100           A         683,500
     695,000    7.000%, 11/01/10                                                            11/01 at 100           A         735,706

   1,250,000   Kansas City Municipal Assistance Corporation, Leasehold Refunding             4/06 at 101         AAA       1,233,563
                Revenue Bonds, Series 1996A (H. Roe Bartle Convention Center Project),
                5.000%, 4/15/20

               Lake St. Louis, Missouri, Certificates of Participation, Public Facilities
               Municipal Golf Course Project:
   1,020,000    6.900%, 12/01/05                                                            12/02 at 103         N/R       1,065,900
   2,720,000    7.550%, 12/01/14                                                            12/02 at 103         N/R       2,856,000

     250,000   Missouri School Boards Association, Lease Participation Certificates,         9/98 at 100         AAA         250,670
                School District Valley Park, Series A, 7.375%, 3/01/10

   1,500,000   Missouri School Boards Association, Lease Participation Certificates,         3/06 at 101         AAA       1,604,085
                Insured, Fox C-6 School District, 5.625%, 3/01/11

     320,000   Missouri State Certificates of Participation, Psychiatric Rehabilitation     11/05 at 100          AA         341,667
                Center Project, Series A, 6.000%, 11/01/15

   1,500,000   Puerto Rico Highway and Transportation Authority, 6.625%, 7/01/12         7/02 at 101 1/2           A       1,647,735

   5,900,000   Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,      7/16 at 100           A       6,183,495
                Series Y of 1996, 5.500%, 7/01/36

   1,400,000   Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,     No Opt. Call         AAA       1,504,832
                Series W, 5.500%, 7/01/15

   5,500,000   Puerto Rico Public Buildings Authority, Revenue Guaranteed Refunding,        No Opt. Call           A       5,842,650
                Series L, 5.500%, 7/01/21

     250,000   Puerto Rico Public Buildings Authority, Revenue Guaranteed, Government    7/07 at 101 1/2           A         249,655
                Facilities, Series B, 5.250%, 7/01/21

   3,000,000   St. Louis, Missouri, Regional Convention and Sports Complex Authority,        8/03 at 102           A       3,097,890
                Convention and Sports Facility Project, Refunding, Series B,
                5.750%, 8/15/21

     780,000   Saint Louis, Missouri, Land Clearance Redevelopment Authority, Revenue        7/07 at 101         AAA         792,028
                Refunding, Kiel Site Lease, Series B, 5.300%, 7/01/16

               St. Louis, Missouri, Regional Convention and Sports Complex Authority,
               Convention and Sports Facility Project, Refunding, Series C:
  1,660,000     5.300%, 8/15/17                                                              8/07 at 100         AAA      1,685,000

  4,000,000     5.300%, 8/15/20                                                              8/07 at 100         AAA      4,046,160
     45,000    St. Louis, Missouri, Regional Convention and Sports Complex Authority,        8/03 at 100         N/R         50,261
                Convention and Sports Sports Facility Project, Series C of 1991,
                7.900%, 8/15/21
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 4.5%

  2,000,000    Puerto Rico Ports Authority, Special Facilities, American Airlines,           6/06 at 102        BBB-     2,166,040
                Series A, 6.250%, 6/01/26 (Alternative Minimum Tax)

               The City of St. Louis, Missouri, Airport Revenue Bonds, Series 1997
               (1997 Capital Improvement Program), Lambert-St. Louis International
               Airport:
     285,000    5.250%, 7/01/22 (Alternative Minimum Tax)                                    7/07 at 101         AAA       283,829
   4,500,000    5.250%, 7/01/27 (Alternative Minimum Tax)                                    7/07 at 101         AAA     4,479,840

   4,050,000   Saint Louis, Missouri, Parking Facility, Revenue Refunding,                  12/06 at 102         AAA     4,126,626
                5.375%, 12/15/21

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 13.4%

$ 4,500,000    Cape Girardeau County, Missouri, Single Family Mortgage Revenue              No Opt. Call         Aaa     $1,977,255
                 Bonds, Series 1983, 0.000%, 12/01/14

    100,000    Public Water Supply District No. 2 of Cass County, Missouri,                 10/98 at 101      N/R***        102,439
                 Water System Refunding and Improvement Revenue Bonds, Series 1990,
                 8.000%, 10/01/10 (Pre-refunded to 10/01/98)

     50,000    Clark County (Missouri), Consolidated Public Water Supply                    12/98 at 101      N/R***         51,629
                  District No. 1, Water Revenue Bonds, Series 1988, 8.250%, 12/01/15
                 (Pre-refunded to 12/01/98)

  1,500,000    Clay County Public Building Authority, Leasehold Refunding and                5/02 at 102      N/R***      1,711,980
                 Improvement Revenue Bonds, Series 1992 (Paradise Pointe Golf Course
                 Project), 7.625%, 5/15/14 (Pre-refunded to 5/15/02)

     50,000    City of Concordia, Missouri, Combined Waterworks and Sewerage System          7/98 at 100      N/R***         50,198
                 Revenue Bonds, Series 1988, 8.375%, 7/01/08 (Pre-refunded to 7/01/98)

     50,000    DeKalb County, Missouri, Public Water Supply District No. 1,                  1/99 at 101      N/R***         51,721
                 Waterworks Revenue Refunding Bonds, Series 1989, 8.000%, 1/01/09
                 (Pre-refunded to 1/01/99)

  2,070,000    Greene County, Missouri, Single Family Mortgage Revenue Bonds,               No Opt. Call         Aaa        838,495
                 Series 1984, 0.000%, 3/01/16

     50,000    City of Hamilton, Missouri, Waterworks Revenue Bonds, Series              7/99 at 103 1/2      N/R***         53,807
                 1989, 7.750%, 7/01/14 (Pre-refunded to 7/01/99)

  4,000,000    City of Kansas City, Missouri, General Improvement Airport Revenue            9/04 at 101         AAA      4,617,360
                 Bonds, Series 1994 B, 6.875%, 9/01/14 (Pre-refunded to 9/01/04)

  2,500,000    Kirkwood, Missouri, Industrial Development Authority, Health Care             7/02 at 102      N/R***      2,754,550
                 Corporation Revenue, St. Joseph Hospital, 6.500%, 7/01/12
                 (Pre-refunded to 7/01/02)

     50,000    Knox County, Missouri, Public Water Supply District No. 1, Water              1/99 at 101      N/R***         51,735
                 System Revenue Refunding, 8.000%, 1/01/09 (Pre-refunded to 1/01/99)

     50,000    Marion County, Missouri, Public Water Supply District No. 001,            1/99 at 101 1/2      N/R***         52,046
                 Water Revenue Refunding, 8.250%, 1/01/12 (Pre-refunded to 1/01/99)

  1,000,000    Missouri State Economic Development Export and Infrastructure Board,          5/02 at 100      N/R***      1,106,270
                 Industrial Development Revenue, Community Water Company Inc. Project,
                 7.125%, 5/01/17 (Pre-refunded to 5/15/02) (Alternative Minimum Tax)

    100,000    Missouri State Health and Educational Facilities Authority,                   2/99 at 102      N/R***        104,868
                 Health Facilities Revenue, Lake of the Ozarks Hospital, 8.000%,
                 2/15/11 (Pre-refunded to 2/15/99)

    155,000    Missouri State Environmental Improvement and Energy Resource                 10/00 at 102      N/R***        168,045
                 Authority, Water Pollution Control Revenue, Revolving Fund, Series A,
                 7.000%, 10/01/10 (Pre-refunded to 10/01/00)

               Phelps County, Missouri, Hospital Revenue, Phelps County Regular Medical
               Center:
    500,000      8.200%, 3/01/05 (Pre-refunded to 3/01/00)                                     3/00 at 102         AAA      545,060
  1,250,000      8.300%, 3/01/20 (Pre-refunded to 3/01/00)                                   3/00 at 102         AAA      1,364,750

    100,000    Pike County, Missouri, Public Water Supply District No. 1, Water              7/99 at 101      N/R***        105,234
                 Revenue, 7.750%, 7/01/09 (Pre-refunded to 7/01/99)

               St. Louis County, Missouri, Industrial Development Authority, Health
               Facilities Revenue, Lutheran Health Care Association, Series A:
  4,565,000      7.375%, 2/01/14                                                             2/02 at 102         N/R      5,141,149
  2,650,000      7.625%, 2/01/22                                                             2/02 at 102         N/R      3,006,796

    290,000    Certificates of Receipt, Series 1993, St. Louis County, Missouri,            No Opt. Call         AAA        312,055
                 GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 5.650%,
                 8/01/15 (Alternative Minimum Tax)

  1,000,000    St. Louis County, Missouri, Regional Convention and Sports Complex            8/03 at 100         AAA      1,132,490
                 Authority, Series B, 7.000%, 8/15/11 (Pre-refunded to 8/15/03)

  1,370,000    St. Louis, Missouri, Land Clearance Redevelopment Authority, Revenue          7/00 at 102      N/R***      1,494,382
                 Lease, Redevelopment Project, 7.750%, 7/01/21
                 (Pre-refunded to 7/01/00)

  3,975,000    St. Louis, Missouri, Parking Facility Revenue, 6.625%, 12/15/21              12/02 at 102      AA-***      4,419,008
                 (Pre-refunded to 12/15/02)

    955,000    St. Louis, Missouri, Regional Convention and Sports Complex                   8/03 at 100         Aaa      1,121,428
                 Authority, Series C, 7.900%, 8/15/21 (Pre-refunded to 8/15/03)

    445,000    St. Louis, Missouri, School District, 6.750%, 4/01/11 (Pre-refunded          10/01 at 102         AAA        490,733
                 to 10/01/01)

                     Portfolio of Investments
                     Nuveen Flagship Missouri Municipal Bond Fund (continued) May 31, 1998

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

               Vandalia, Missouri, Water and Sewer System Revenue:
$     50,000     7.625%, 4/01/06 (Pre-refunded to 4/01/00)                                   4/00 at 101       NR***   $     53,732
      50,000     7.625%, 4/01/07 (Pre-refunded to 4/01/00)                                   4/00 at 101       NR***         53,732
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.3%

   2,025,000   City of Higginsville, Missouri, Electric System Revenue Bonds, Series         6/03 at 101         AAA      2,248,175
                 1994A, 6.750%, 6/01/16

   1,500,000   Missouri State Environmental Improvement and Energy Resource Authority,       5/00 at 102         AA-      1,616,775
                 Environmental Improvement Revenue, Union Electric Company Project,
                 Series A, 7.400%, 5/01/20

   1,500,000   Puerto Rico Electric Power Authority, Power Revenue, Formerly Puerto Rico    No Opt. Call         AAA        588,720
                 Commonwealth Water Resource Authority, Series O, 0.000%, 7/01/17

   2,000,000   City of Sikeston, Missouri, Electric System, 6.200%, 6/01/10                 No Opt. Call         AAA      2,307,680

               City of Sikeston, Missouri, Electric System Revenue Refunding Bonds,
               1996 Series:
   2,750,000     6.000%, 6/01/13                                                            No Opt. Call         AAA      3,119,077
   1,070,000     6.000%, 6/01/14                                                            No Opt. Call         AAA      1,211,004
   6,000,000     6.000%, 6/01/16                                                            No Opt. Call         AAA      6,783,539
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 3.6%

      50,000   Public Water Supply District No. 1 of Carroll County, Missouri,               3/99 at 101         N/R         52,050
                 Waterworks Revenue Refunding Bonds, Series 1989, 8.000%, 3/01/09

      30,000   Public Water Supply District No. 6 Clay County, Missouri, Revenue            No Opt. Call         N/R         30,398
                 Bonds, Series 1988,  8.200%, 6/01/01

     400,000   East Central, Missouri, Water and Sewer Authority, Water System               8/00 at 100         N/R        412,415
                 Refunding Revenue Bonds, Series 1992 (St. Charles County Public Water
                 Supply District No. 2 Project), 7.000%, 8/01/08

               Missouri State Environmental Improvement and Energy Resource Authority,
               Water Pollution Control Revenue, State Revolving Fund Program,
               Series A:
     595,000     7.000%, 10/01/10                                                           10/00 at 102         Aa1        639,660
   3,600,000     6.875%, 6/01/14                                                            12/01 at 102         Aa1      3,958,235
   2,000,000     6.550%, 7/01/14                                                             7/02 at 102         Aa1      2,187,179

     600,000   Missouri State Environmental Improvement and Energy Resource Authority,       7/04 at 102         Aa1        689,705
                 Water Pollution Control Revenue, State Revolving Fund Program,
                 Series B, 7.200%, 7/01/16

     800,000   Missouri State Environmental Improvement and Energy Resource Authority,       1/07 at 101         Aa1        812,959
                 Water Pollution Control Revenue, State Revolving Fund Program,
                 Series E, 5.250%, 1/01/19

     125,000   Osceola Township, Missouri, Public Schools Refunding and Improvement,        11/99 at 100         N/R        130,638
                 8.000%, 11/01/09
-----------------------------------------------------------------------------------------------------------------------------------
$243,740,000   Total Investments - (cost $226,951,176) - 99.1%                                                          244,089,763
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.9%                                                                       2,336,781
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $246,426,544
               ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Flagship Wisconsin Municipal Bond Fund

May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 2.1%

               Menomonee Falls, Wisconsin, Community Development Authority, Development
               Revenue, Herker Industries Inc. Project:
$   255,000      5.200%, 3/01/07                                                             3/01 at 103          NR   $    264,399
    300,000      5.250%, 3/01/08                                                             3/01 at 103          NR        311,199
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 3.9%

    475,000    Housing Authority of the City of Ashland (Wisconsin), Student Housing         4/08 at 100         Aa3        472,155
                 Revenue Bonds, Series 1998 (Northland College Project), 5.100%, 4/01/18

    600,000    University of Puerto Rico, University System Revenue Bonds, Series M,     6/05 at 101 1/2         AAA        605,568
                 5.250%, 6/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 6.2%

    500,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       7/05 at 102         AAA        556,850
                 Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                 Series A, (Hospital Auxilio Mutuo Obligated Group Project), 6.250%,
                 7/01/24

    450,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental   8/05 at 101 1/2         AAA        490,131
                 Control Facilities Financing Authority, Hospital Revenue Refunding
                 Bonds, 1995 Series A, FHA Insured Mortgage-Doctor Pila Hospital
                 Project, 5.875%, 8/01/12

               Superior, Wisconsin, Redevelopment Authority, Superior Memorial Hospital
               Mortgage Revenue:
    100,000      5.300%, 5/01/04                                                             5/02 at 102          AA        105,486
    210,000      5.300%, 11/01/04                                                            5/02 at 102          AA        221,521
    150,000      5.600%, 11/01/07                                                            5/02 at 102          AA        158,664
    175,000      5.700%, 11/01/09                                                            5/02 at 102          AA        186,587
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 9.8%

               Housing Authority of Dane County, Wisconsin, Multifamily Housing Revenue
               Bonds (Forest Harbor Apartments Project):
     25,000      5.900%, 7/01/12                                                            No Opt. Call         N/R         26,001
     50,000      5.950%, 7/01/13                                                            No Opt. Call         N/R         51,734
     50,000      6.000%, 7/01/14                                                            No Opt. Call         N/R         51,495

    425,000    Madison, Wisconsin, Community Development Authority, Multifamily Housing     12/02 at 102         N/R        437,674
                 Revenue, Nichols Station Project, 4.950%, 12/01/07

    200,000    Milwaukee, Wisconsin, Redevelopment Authority, Multifamily Housing            8/07 at 102         N/R        207,738
                 Revenue, 6.000%, 8/01/22 (Alternative Minimum Tax)

    500,000    Housing Authority of the City of Sheboygan (Wisconsin), Multifamily          No Opt. Call         AAA        501,545
                 Revenue Refunding Bonds, Series 1998A (Lake Shore Apartments), 5.100%,
                 11/20/26 (DD)

    300,000    Walworth County, Wisconsin, Housing Authority, Housing Revenue,               9/05 at 102         N/R        305,622
                 Kiwanis Heritage Senior Apartments, 5.550%, 9/01/22

               Waukesha, Wisconsin, Housing Authority, Multifamily Revenue Refunding,
               Westgrove Woods, Series A:
    350,000      5.800%, 12/01/18                                                           12/06 at 102         AAA        364,245
    750,000      6.000%, 12/01/31                                                           12/06 at 102         AAA        785,715
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 6.2%

  1,000,000    Guam Housing Corporation, Single Family Mortgage Revenue Bonds               No Opt. Call         AAA      1,061,750
                 (Guaranteed Mortgage-Backed Securities Program), 1998 Series A, 5.750%,
                 9/01/31 (Alternative Minimum Tax) (DD)

    300,000    Puerto Rico Housing Bank and Finance Agency, Affordable Housing Mortgage      4/05 at 102         AAA        317,277
                 Subsidy Program, Single Family Mortgage Revenue Bonds, Portfolio I,
                 6.250%, 4/01/29 (Alternative Minimum Tax)

Portfolio of Investments

May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

$   300,000    Virgin Islands Housing Finance Authority, Single Family Mortgage Revenue      3/05 at 102         AAA   $    319,992
                 Refunding Bonds (GNMA Mortgage-Backed Securities Program), 1995
                 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 0.6%

    150,000    Milwaukee Wisconsin Redevelopment Authority, Redevelopment Revenue           12/01 at 102          A+        152,015
                 Refunding, Job Opportunity Veterans Housing, 4.500%, 12/01/02
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 10.6%

               Sheboygan County, Wisconsin, Housing Authority, Housing Revenue
               Refunding, Rocky Knoll Health Center Project:
    150,000      5.300%, 12/01/17                                                            2/04 at 100          A1        150,864
    195,000      5.300%, 12/01/18                                                            2/04 at 100          A1        196,028
    395,000      5.300%, 12/01/19                                                            2/04 at 100          A1        396,695

  1,000,000    Superior, Wisconsin, Housing Authority, Housing Revenue Refunding, GNMA       7/04 at 102         N/R      1,044,120
                 Collateralized, St. Francis Project, 6.150%, 7/20/31

  1,120,000    Waukesha County, Housing Authority, Housing Revenue Refunding Bonds,         12/03 at 102         N/R      1,125,678
                 Series 1998 (The Arboretum Project), 5.250%, 12/01/21 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 1.6%

    250,000    Government of Guam, General Obligation Bonds, Series 1993A, 5.400%,          11/03 at 102         BBB        251,518
                 11/15/18

    200,000    Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, Series       7/08 at 101           A        194,404
                 1998 (General Obligation Bonds), 5.000%, 7/01/26
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 47.5%

  1,500,000    Community Development Authority of the City of Cudahy (Wisconsin),            6/06 at 100         N/R      1,592,880
                 Redevelopment Lease Revenue Bonds, Series 1995, 6.000%, 6/01/11

  1,500,000    Community Development Authority of the City of Glendale, Wisconsin,           9/08 at 100         N/R      1,520,865
                 Community Development Lease Revenue Bonds, Series 1998A, 5.400%,
                 9/01/18

    850,000    Government of Guam, Limited Obligation, Infrastructure Improvement Bonds,    11/07 at 102         AAA        851,437
                 1997 Series A, 5.000%, 11/01/17

    300,000    Madison, Wisconsin, Community Development Authority, Lease Revenue,           3/05 at 100         Aa2        324,945
                 Monona Terrace Community & Convention Center Project, 6.100%, 3/01/10

    200,000    Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds, Series 1995,   7/06 at 101 1/2           A        197,280
                 Guaranteed by the Commonwealth of Puerto Rico, 5.000%, 7/01/15

    320,000    Puerto Rico Highway and Transportation Authority, 6.625%, 7/01/12         7/02 at 101 1/2           A        351,517

    600,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,  7/06 at 101 1/2           A        613,014
                 Series Y of 1996, 5.500%, 7/01/26

               Puerto Rico Highway and Transportation Authority, Transportation
               Revenue Bonds (Series A):
  1,000,000      0.000%, 7/01/17                                                            No Opt. Call         AAA        392,480
    800,000      5.000%, 7/01/38                                                             7/08 at 101           A        773,120

    750,000    Puerto Rico Infrastructure Financing Authority, Special Tax Revenue           1/08 at 101         AAA        749,963
                 Bonds, Series 1997A, 5.000%, 7/01/17

    600,000    Puerto Rico Public Buildings Authority, Public Education and Health       7/03 at 101 1/2           A        629,178
                 Facilities, Refunding Bonds, Series M, Guaranteed by the Commonwealth
                 of Puerto Rico, 5.750%, 7/01/15

    250,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed, Government    7/07 at 101 1/2           A        249,655
                 Facilities, Series B, 5.250%, 7/01/21

    750,000    Puerto Rico Municipal Finance Agency, 1997 Series A Bonds, 5.500%,        7/07 at 101 1/2         AAA        780,938
                 7/01/21

               Southeast Wisconsin Professional Baseball Park District, Sales Tax
               Revenue Bonds, Series 1996:
    225,000      5.650%, 12/15/16                                                            3/07 at 101         AAA        237,121
    600,000      5.800%, 12/15/26                                                            3/07 at 101         AAA        635,316
  1,390,000      0.000%, 12/15/27                                                           No Opt. Call         AAA        298,850
  1,000,000      0.000%, 12/15/29                                                           No Opt. Call         AAA        193,690

    600,000    Virgin Islands Public Finance Authority, Revenue and Refunding Bonds         No Opt. Call        BBB-        612,648
                 (Virgin Islands Matching Fund Loan Notes), Series 1998A (Senior
                 Lien/Refunding), 5.625%, 10/01/25


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$   500,000    Wauwatosa, Wisconsin, Redevelopment Authority,
                Redevelopment Lease Revenue, 5.650%, 12/01/16                               12/07 at 100         AAA    $   525,200

  1,000,000    Wisconsin Center District, Junior Dedicated Tax Revenue
                Bonds, Series 1996B, 5.700%, 12/15/20                                       12/06 at 101           A      1,050,270

  1,500,000    Wisconsin Center District, Senior Dedicated Tax Revenue
                Bonds, Series 1996A, 0.000%, 12/15/17                                       No Opt. Call         AAA        548,940
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 2.0%

    500,000    Puerto Rico Ports Authority, Special Facilities, American
                Airlines, Series A, 6.250%, 6/01/26 (Alternative Minimum Tax)                6/06 at 102        BBB--       541,510
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 3.0%

    590,000    Commonwealth of Puerto Rico, Public Improvement Bonds of
                1992 (General Obligation Bonds), 6.800%, 7/01/21                         7/02 at 101 1/2         AAA        658,085
                (Pre-refunded to 7/01/02)

    145,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series 1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)                     7/04 at 102     BBB+***        164,243
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 9.6%

    315,000    Guam Power Authority, Revenue Bonds, 1992 Series A, 6.300%,
                10/01/22                                                                    10/02 at 102         BBB        335,345

  1,085,000    Guam Power Authority, Revenue Bonds, 1993 Series A, 5.250%,
                10/01/23                                                                    10/03 at 102         BBB      1,080,400

    115,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,
                Series T, 6.000%, 7/01/16                                                    7/04 at 102        BBB+        123,108

    300,000    Puerto Rico Electric Power Authority, Power Revenue
                Refunding Bonds, Series Z, 5.250%, 7/01/21                                   7/05 at 100        BBB+        300,161

    650,000    Puerto Rico Electric Power Authority, Power Revenue,
                Formerly Puerto Rico Commonwealth Water Resource Authority,              7/07 at 101 1/2         AAA        667,738
                Series Aa, 5.375%, 7/01/27

    125,000    Puerto Rico Telephone Authority, Revenue Refunding, Series M,
                5.400%, 1/01/08                                                          1/03 at 101 1/2          A+        131,247
-----------------------------------------------------------------------------------------------------------------------------------
$30,985,000    Total Investments - (cost $27,294,958) -- 103.1%                                                        28,445,814
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (3.1)%                                                                    (845,286)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                      $27,600,528
               ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

(DD) Security purchased on a delayed delivery basis (note 1).

N/R  Investment is not rated.

                See accompanying notes to financial statements.

Statement of Net Assets
May 31, 1998

                                                                        Kansas         Missouri      Wisconsin
--------------------------------------------------------------------------------------------------------------
Assets

Investments in municipal securities, at market value (note 1)     $106,133,100     $244,089,763    $28,445,814
Cash                                                                   472,750       2,491,628         279,420
Receivables:
 Fund manager (note 6)                                                       -               -           4,557
 Interest                                                            1,573,029       4,725,350         495,109
 Investments sold                                                      237,283       1,765,000               -
 Shares sold                                                           168,563         465,271          46,592
Other assets                                                            80,327         116,329          66,110
--------------------------------------------------------------------------------------------------------------
  Total assets                                                     108,665,052     253,653,341      29,337,602
--------------------------------------------------------------------------------------------------------------
Liabilities

Payables:
 Investments purchased                                                 967,500       5,948,125       1,555,881
 Shares redeemed                                                           551          46,390             204
Accrued expenses:
 Management fees (note 6)                                               20,473         112,977               -
 12b-1 distribution and service fees (notes 1 and 6)                    20,724          47,850           6,204
 Other                                                                  36,037          68,871          71,629
Dividends payable                                                      435,570       1,002,584         103,156
--------------------------------------------------------------------------------------------------------------
  Total liabilities                                                  1,480,855       7,226,797       1,737,074
--------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                               $107,184,197    $246,426,544     $27,600,528
==============================================================================================================
Class A Shares (note 1)

Net assets                                                        $102,217,421    $233,455,834     $24,313,150
Shares outstanding                                                   9,639,611      20,784,676       2,364,737
Net asset value and redemption price per share                    $      10.60    $      11.23     $     10.28
Offering price per share (net asset value per share plus
maximum sales charge of 4.20% of offering price)                  $      11.06    $      11.72     $     10.73
==============================================================================================================
Class B Shares (note 1)

Net assets                                                        $  3,238,244    $  1,676,639     $ 1,876,615
Shares outstanding                                                     307,137         149,327         182,067
Net asset value, offering and redemption price per share          $      10.54    $      11.23     $     10.31
==============================================================================================================
Class C Shares (note 1)

Net assets                                                        $  1,716,435    $ 11,252,740     $ 1,366,111
Shares outstanding                                                     161,520       1,002,467         132,611
Net asset value, offering and redemption price per share          $      10.63    $      11.23     $     10.30
==============================================================================================================
Class R Shares (note 1)

Net assets                                                        $     12,097    $     41,331     $    44,652
Shares outstanding                                                       1,135           3,679           4,330
Net asset value, offering and redemption price per share          $      10.66    $      11.23     $     10.31
==============================================================================================================

                                 See accompanying notes to financial statements.

                            Statement of Operations
                            Year Ended May 31, 1998



                                                                             Kansas       Missouri    Wisconsin
---------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                               $5,711,239    $14,170,504   $1,062,047
---------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    551,883      1,308,176      107,940
12b-1 service fees -- Class A (notes 1 and 6)                               195,749        458,460       36,486
12b-1 distribution and service fees -- Class B (notes 1 and 6)               16,985         10,095        7,440
12b-1 distribution and service fees -- Class C (notes 1 and 6)                5,028         76,058        3,884
Shareholders' servicing agent fees and expenses                              48,593        120,053       18,697
Custodian's fees and expenses                                                38,453         81,398       38,093
Trustees' fees and expenses (note 6)                                          1,829          4,384          263
Professional fees                                                            16,775         18,600        9,475
Shareholders' reports -- printing and mailing expenses                       21,285         50,534        5,851
Federal and state registration fees                                           6,931         12,005       12,442
Organizational expenses (note 1)                                              8,578             --       32,704
Other expenses                                                                4,787         10,155          790
---------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                 916,876      2,149,918      274,065
 Expense reimbursement (note 6)                                            (191,060)            --     (156,639)
---------------------------------------------------------------------------------------------------------------
Net expenses                                                                725,816      2,149,918      117,426
---------------------------------------------------------------------------------------------------------------
Net investment income                                                     4,985,423     12,020,586      944,621
---------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)              219,884      1,812,321        1,965
Net change in unrealized appreciation or depreciation of investments      3,771,101      7,426,322      867,069
---------------------------------------------------------------------------------------------------------------
Net gain from investments                                                 3,990,985      9,238,643      869,034
---------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               $8,976,408    $21,259,229   $1,813,655
===============================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                                   Kansas                       Missouri
                                                                       -----------------------------  ----------------------------
                                                                           Year Ended     Year Ended     Year Ended     Year Ended
                                                                              5/31/98       5/31/97*        5/31/98      5/31/97**
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                   $  4,985,423   $  5,063,970   $ 12,020,586   $ 11,733,686
Net realized gain from investment transactions (notes 1 and 4)               219,884        220,983      1,812,321      2,027,744
Net change in unrealized appreciation or depreciation of investments       3,771,101      3,281,763      7,426,322      4,099,492
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 8,976,408      8,566,716     21,259,229     17,860,922
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                 (4,879,573)    (5,060,117)   (11,520,934)   (11,399,739)
  Class B                                                                    (74,108)        (3,064)       (44,804)        (2,345)
  Class C                                                                    (28,659)          (787)      (452,917)      (327,591)
  Class R                                                                       (638)            (1)        (2,126)          (457)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (4,982,978)    (5,063,969)   (12,020,781)   (11,730,132)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                          19,450,846     10,132,032     29,016,642     27,511,231
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                          2,514,735      2,363,978      6,950,162      5,920,821
----------------------------------------------------------------------------------------------------------------------------------
                                                                          21,965,581     12,496,010     35,966,804     33,432,052
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                  (15,361,968)   (16,105,371)   (26,158,524)   (31,119,487)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         6,603,613     (3,609,361)     9,808,280      2,312,565
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in  net assets                                    10,597,043       (106,614)    19,046,728      8,443,355
Net assets at the beginning of year                                       96,587,154     96,693,768    227,379,816    218,936,461
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $107,184,197    $96,587,154   $246,426,544   $227,379,816
----------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year           $      2,446     $         1  $      3,359   $      3,554
==================================================================================================================================

 *Information represents eight months of Flagship Kansas and four months of
  Kansas (note 1).
**Information represents eight months of Flagship Missouri and four months of Missouri (note 1).

26                               See accompanying notes to financial statements.

                                                                                                               Wisconsin
                                                                                                      --------------------------
                                                                                                       Year Ended     Year Ended
                                                                                                          5/31/98       5/31/97*
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                                 $   944,621    $   695,732
Net realized gain from investment transactions (notes 1 and 4)                                              1,965         56,143
Net change in unrealized appreciation or depreciation of investments                                      867,069        197,701
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                              1,813,655        949,576
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                                                 (888,945)      (695,122)
 Class B                                                                                                  (30,662)          (113)
 Class C                                                                                                  (21,939)          (292)
 Class R                                                                                                   (2,181)          (179)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                                (943,727)      (695,706)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                                       13,525,996      3,122,525
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                                                         586,627        436,454
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       14,112,623      3,558,979
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                                (1,522,817)    (2,042,200)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                                12,589,806      1,516,779
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                             13,459,734      1,770,649
Net assets at the beginning of year                                                                    14,140,794     12,370,145
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                                         $27,600,528    $14,140,794
--------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year                                         $       920    $        26
================================================================================================================================

*Information represents eight months of Flagship Wisconsin and four months of Wisconsin (note 1).

27                               See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kansas Municipal Bond Fund, the Nuveen Flagship Missouri Municipal Bond Fund and the Nuveen Flagship Wisconsin Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Kansas Triple Tax Exempt Fund ("Flagship Kansas"), Flagship Missouri Double Tax Exempt Fund ("Flagship Missouri") and Flagship Wisconsin Double Tax Exempt Fund ("Flagship Wisconsin") reorganized into the Trust and were renamed Nuveen Flagship Kansas Municipal Bond Fund ("Kansas"), Nuveen Flagship Missouri Municipal Bond Fund ("Missouri") and Nuveen Flagship Wisconsin Municipal Bond Fund ("Wisconsin"). Prior to these reorganizations, Flagship Kansas, Flagship Missouri and Flagship Wisconsin were each sub-trusts of the Flagship Tax Exempt Funds Trust.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, Kansas and Wisconsin had outstanding delayed delivery purchase commitments of $967,500 and $1,555,881, respectively. Missouri had no such outstanding purchase commitments.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of Kansas and Wisconsin (approximately $42,800 and $98,000, respectively) are being reimbursed to the Adviser on a straight-line basis over a period of five years and three years, respectively. As of May 31, 1998, all of the organizational expenses of Kansas and $65,392 of the organizational expenses of Wisconsin have been reimbursed.

2. Fund Shares
Transactions in Fund shares were as follows:
                                                                                                   Kansas
                                                                          --------------------------------------------------------
                                                                                  Year Ended                  Year Ended
                                                                                   5/31/98                     5/31/97*
                                                                          --------------------------------------------------------
                                                                            Shares        Amount        Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:

 Class A                                                                   1,446,744   $ 15,169,400       928,359    $  9,305,649
 Class B                                                                     246,506      2,575,382        73,398         736,214
 Class C                                                                     154,351      1,624,614         8,890          90,069
 Class R                                                                       7,647         81,450            10             100

Shares issued to shareholders due to reinvestment of distributions:

 Class A                                                                     235,108      2,451,515       235,563       2,363,224
 Class B                                                                       4,460         46,453            52             523
 Class C                                                                       1,567         16,481            23             231
 Class R                                                                          27            286             -               -
----------------------------------------------------------------------------------------------------------------------------------
                                                                           2,096,410     21,965,581     1,246,295      12,496,010
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:

 Class A                                                                  (1,456,152)   (15,220,254)   (1,587,941)    (15,969,039)
 Class B                                                                      (3,593)       (37,812)      (13,686)       (136,313)
 Class C                                                                      (3,309)       (34,615)           (2)            (19)
 Class R                                                                      (6,549)       (69,287)            -               -
----------------------------------------------------------------------------------------------------------------------------------
                                                                          (1,469,603)   (15,361,968)   (1,601,629)    (16,105,371)
----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease)                                                      626,807   $  6,603,613      (355,334)   $ (3,609,361)
==================================================================================================================================

* Information represents eight months of Flagship Kansas and four months of Kansas (note 1).

                                                                          --------------------------------------------------------
                                                                                                Missouri
                                                                          --------------------------------------------------------
                                                                                  Year Ended                  Year Ended
                                                                                   5/31/98                     5/31/97*
                                                                          --------------------------------------------------------
                                                                            Shares        Amount        Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:

 Class A                                                                   2,105,625   $ 23,418,825     2,299,753    $ 24,630,274
 Class B                                                                     131,214      1,466,418        41,987         449,235
 Class C                                                                     371,741      4,116,750       223,861       2,397,622
 Class R                                                                       1,309         14,649         3,129          34,100

Shares issued to shareholders due to reinvestment of distributions:

 Class A                                                                     594,998      6,583,121       537,641       5,747,970
 Class B                                                                       2,790         31,032            38             410
 Class C                                                                      30,239        333,908        16,119         172,138
 Class R                                                                         189          2,101            28             303
----------------------------------------------------------------------------------------------------------------------------------
                                                                           3,238,105     35,966,804     3,122,556      33,432,052
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:

 Class A                                                                  (2,183,973)   (24,315,900)   (2,814,290)    (30,112,429)
 Class B                                                                     (26,702)      (298,879)            -               -
 Class C                                                                    (137,556)    (1,532,745)     (94,304)      (1,007,058)
 Class R                                                                        (976)       (11,000)            -               -
----------------------------------------------------------------------------------------------------------------------------------
                                                                          (2,349,207)   (26,158,524)   (2,908,594)    (31,119,487)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                 888,898   $  9,808,280       213,962    $  2,312,565
==================================================================================================================================

* Information represents eight months of Flagship Missouri and four months of Missouri (note 1).

                                                                                        Wisconsin
                                                                      ------------------------------------------------
                                                                            Year Ended               Year Ended
                                                                              5/31/98                  5/31/97*
                                                                      ------------------------------------------------
                                                                         Shares        Amount     Shares        Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                             1,023,987   $10,392,120    307,424   $ 2,987,828
  Class B                                                               185,214     1,883,674      2,074        20,074
  Class C                                                               123,287     1,250,046      7,750        75,100
  Class R                                                                    15           156      4,100        39,523
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                54,801       552,761     44,825       436,398
  Class B                                                                 1,536        15,642          6            56
  Class C                                                                 1,578        16,051         --            --
  Class R                                                                   215         2,173         --            --
----------------------------------------------------------------------------------------------------------------------
                                                                      1,390,633    14,112,623    366,179     3,558,979
----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                              (143,260)   (1,453,452)  (210,809)   (2,042,200)
  Class B                                                                (6,763)      (69,320)        --            --
  Class C                                                                    (4)          (45)        --            --
  Class R                                                                    --            --         --            --
----------------------------------------------------------------------------------------------------------------------
                                                                       (150,027)   (1,522,817)  (210,809)   (2,042,200)
----------------------------------------------------------------------------------------------------------------------
Net increase                                                          1,240,606   $12,589,806    155,370   $ 1,516,779
======================================================================================================================

* Information represents eight months of Flagship Wisconsin and four months of Wisconsin (note 1).

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 9, 1998, as follows:

                                                                          Kansas            Missouri         Wisconsin
----------------------------------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                 $.0435              $.0460            $.0410
  Class B                                                                  .0370               .0390             .0345
  Class C                                                                  .0390               .0410             .0365
  Class R                                                                  .0455               .0480             .0425
======================================================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                                                          Kansas            Missouri         Wisconsin
----------------------------------------------------------------------------------------------------------------------
Purchases:
  Investments in municipal securities                                $19,358,336         $55,222,172       $15,677,135
  Temporary municipal investments                                      8,950,000           8,100,000           995,000
Sales:
  Investments in municipal securities                                 12,959,173          45,224,191         2,045,703
  Temporary municipal investments                                      8,950,000           8,100,000           995,000
======================================================================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                        Kansas         Missouri       Wisconsin
--------------------------------------------------------------------------------
Expiration Year:
    2003                            $4,627,546         $736,992          $   --
    2004                                    --               --           5,196
--------------------------------------------------------------------------------
Total                               $4,627,546         $736,992          $5,196
================================================================================


5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                        Kansas         Missouri       Wisconsin
--------------------------------------------------------------------------------
Gross unrealized:
    appreciation                    $8,300,163      $17,162,969      $1,162,798
    depreciation                        (1,293)         (24,382)        (11,942)
--------------------------------------------------------------------------------
Net unrealized appreciation         $8,298,870      $17,138,587      $1,150,856
================================================================================


6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average Daily Net Asset Value                                    Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
================================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily agree to reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Kansas         Missouri       Wisconsin
--------------------------------------------------------------------------------
Sales charges collected               $254,644         $490,201        $142,514
Paid to authorized dealers             219,160          453,757         123,537
================================================================================


The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                        Kansas         Missouri       Wisconsin
--------------------------------------------------------------------------------
Commission advances                   $152,007         $132,387        $137,667
================================================================================


To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                        Kansas         Missouri       Wisconsin
--------------------------------------------------------------------------------
12b-1 fees retained                    $21,850          $40,388         $11,270
================================================================================


The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1998, as follows:


                                                                             Kansas           Missouri         Wisconsin
----------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                          $      1,624       $     20,845        $    2,884
============================================================================================================================

7. Composition of Net Assets
   At May 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:
                                                                             Kansas           Missouri         Wisconsin
----------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                        $103,514,845       $230,030,926        $26,453,948
Balance of undistributed net investment income                                2,446              3,359                920
Accumulated net realized gain (loss) from investment transactions        (4,631,964)          (746,328)            (5,196)
Net unrealized appreciation of investments                                8,298,870         17,138,587          1,150,856
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                             $107,184,197       $246,426,544        $27,600,528
============================================================================================================================

               Financial Highlights


               Selected data for a share outstanding throughout each period is as follows:


Class (Inception Date)
                                           Investment Operations                  Less Distributions
                                    -------------------------------------    ------------------------------
                                                           Net
                        Beginning                    Realized/                                                   Ending
                              Net          Net      Unrealized                      Net                             Net
Year Ended                  Asset   Investment      Investment               Investment   Capital                 Asset       Total
May 31,                     Value   Income (a)     Gain (Loss)      Total        Income      Gain      Total      Value  Return (b)
-----------------------------------------------------------------------------------------------------------------------------------
KANSAS**
Class A (1/92)
1998                       $10.19         $.52           $ .41      $ .93        $(.52)    $  --      $(.52)     $10.60      9.32%
1997                         9.83          .53             .36        .89         (.53)       --       (.53)      10.19      9.21
1996                        10.01          .54            (.18)       .36         (.54)       --       (.54)       9.83      3.63
1995                         9.83          .55             .18        .73         (.55)       --       (.55)      10.01      7.80
1994                        10.38          .56            (.46)       .10         (.58)     (.07)+     (.65)       9.83       .62
Class B (2/97)
1998                        10.13          .44             .41        .85         (.44)       --       (.44)      10.54      8.57
1997 (c)                    10.23          .13            (.12)       .01         (.11)       --       (.11)      10.13       .13
Class C (2/97)
1998                        10.21          .47             .42        .89         (.47)       --       (.47)      10.63      8.85
1997 (c)                    10.18          .15             .04        .19         (.16)       --       (.16)      10.21      1.85
Class R (2/97)
1998                        10.22          .56             .43        .99         (.55)       --       (.55)      10.66      9.84
1997 (c)                    10.20          .18            (.02)       .16         (.14)       --       (.14)      10.22      1.55
-----------------------------------------------------------------------------------------------------------------------------------
MISSOURI***
Class A (8/87)
1998                       $10.80         $.56           $ .43      $ .99        $(.56)    $  --      $(.56)     $11.23      9.32%
1997                        10.51          .56             .29        .85         (.56)       --       (.56)      10.80      8.29
1996                        10.72          .58            (.21)       .37         (.58)       --       (.58)      10.51      3.51
1995                        10.50          .60             .22        .82         (.60)       --       (.60)      10.72      8.19
1994                        10.87          .61            (.34)       .27         (.61)     (.03)+     (.64)      10.50      2.42
Class B (2/97)
1998                        10.80          .47             .44        .91         (.48)       --       (.48)      11.23      8.53
1997 (c)                    10.81          .16            (.01)       .15         (.16)       --       (.16)      10.80      1.40
Class C (2/94)
1998                        10.80          .50             .43        .93         (.50)       --       (.50)      11.23      8.74
1997                        10.50          .51             .29        .80         (.50)       --       (.50)      10.80      7.80
1996                        10.72          .51            (.21)       .30         (.52)       --       (.52)      10.50      2.84
1995                        10.50          .53             .23        .76         (.54)       --       (.54)      10.72      7.60
1994 (c)                    11.33          .02            (.83)      (.81)        (.02)       --       (.02)      10.50    (17.62)*
Class R (2/97)
1998                        10.80          .58             .43       1.01         (.58)       --       (.58)      11.23      9.56
1997 (c)                    10.90          .17            (.12)       .05         (.15)       --       (.15)      10.80       .43
-----------------------------------------------------------------------------------------------------------------------------------
WISCONSIN****
Class A (6/94)
1998                       $ 9.80         $.49           $ .49      $ .98        $(.50)    $  --      $(.50)     $10.28     10.19%
1997                         9.61          .51             .19        .70         (.51)       --       (.51)       9.80      7.40
1996                         9.79          .50            (.18)       .32         (.50)       --       (.50)       9.61      3.35
1995 (c)                     9.58          .49             .21        .70         (.49)       --       (.49)       9.79      7.36*
Class B (2/97)
1998                         9.82          .42             .49        .91         (.42)       --       (.42)      10.31      9.46
1997 (c)                     9.87          .12            (.06)       .06         (.11)       --       (.11)       9.82       .60
Class C (2/97)
1998                         9.82          .44             .49        .93         (.45)       --       (.45)      10.30      9.59
1997 (c)                     9.87          .13            (.07)       .06         (.11)       --       (.11)       9.82       .65
Class R (2/97)
1998                         9.82          .53             .48       1.01         (.52)       --       (.52)      10.31     10.47
1997 (c)                     9.87          .15            (.07)       .08         (.13)       --       (.13)       9.82       .84
-----------------------------------------------------------------------------------------------------------------------------------

                               Ratios/Supplemental Data
---------------------------------------------------------------------------------------
                                     Ratio                         Ratio
                                    of Net                        of Net
                      Ratio     Investment          Ratio     Investment
                of Expenses      Income to    of Expenses      Income to
                 to Average        Average     to Average        Average
                 Net Assets     Net Assets     Net Assets     Net Assets
                     Before         Before         Before         Before     Portfolio
  Ending Net     Reimburse-     Reimburse-     Reimburse-     Reimburse-      Turnover
Assets (000)           ment           ment           ment           ment          Rate
---------------------------------------------------------------------------------------
  $  102,217            .90%          4.79%           .71%          4.98%           13%
      95,891           1.03           4.89            .68           5.24            40
      96,694           1.08           4.80            .57           5.31            55
      83,683           1.10           5.11            .54           5.67            72
      80,060           1.06           4.57            .26           5.37            93

       3,238           1.65           4.02           1.45           4.22            13
         605           1.65*          4.24*          1.27*          4.62*           40

       1,716           1.44           4.21           1.24           4.41            13
          91           1.45*          4.49*          1.09*          4.85*           40

          12            .70           4.97            .51           5.16            13
           -            .08*          6.53*             -           6.61*           40
=======================================================================================

  $  233,456            .87%          5.02%           .87%          5.02%           19%
     218,924           1.00           5.13            .86           5.27            41
     212,717           1.05           5.12            .80           5.37            38
     205,089           1.08           5.37            .67           5.78            40
     187,347           1.06           5.08            .62           5.52            34

       1,677           1.62           4.25           1.62           4.25            19
         454           1.62*          4.42*          1.45*          4.59*           41

      11,253           1.42           4.47           1.42           4.47            19
       7,968           1.55           4.57           1.40           4.72            41
       6,220           1.60           4.54           1.35           4.79            38
       3,989           1.63           4.76           1.20           5.19            40
       1,877           1.61*          3.98*          1.15*          4.44*           34

          41            .67           5.22            .67           5.22            19
          34            .67*          5.53*           .55*          5.65*           41
=======================================================================================

  $   24,313           1.36%          4.06%           .55%          4.87%           10%
      14,004           1.61           4.10            .51           5.20            42
      12,370           1.51           4.15            .64           5.02            47
       8,278           2.31*          3.33*           .39*          5.25            52

       1,877           2.08           3.28           1.32           4.04            10
          20           2.18*          3.57*           .94*          4.81*           42

       1,366           1.89           3.47           1.11           4.25            10
          76           1.98*          3.62*           .69*          4.91*           42

          45           1.12           4.28            .32           5.08            10
          40           1.28*          4.39*             -           5.67*           42
=======================================================================================

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kansas.

*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Missouri.

**** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Wisconsin.

+ The amounts shown reflect distributions in excess of capital gains of $.05 per share for Kansas and $.01 per share for Missouri.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.

                          Building a Better Portfolio
                      Can Make You a Successful Investor



Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth

Nuveen Rittenhouse Growth Fund



Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund



Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term


State Funds

Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information




Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and Shareholder Services
As of August 8, 1998

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius, LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


       1898
  NUVEEN     1998
OUR SECOND CENTURY
  helping investors sustain the wealth of a life time.(TM)

  John Nuveen & Co. Incorporated
  333 West Wacker Drive
  Chicago, IL 60606-1286

NUVEEN

Municipal
Bond Funds


May 31, 1998

Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.


[PHOTO APPEARS HERE]


Kentucky

Kentucky
Limited

Michigan

Ohio

Highlights

As of May 31, 1998
For Class A shares on net asset value



Credit Quality          Performance Highlights

Nuveen Flagship Kentucky Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   52%  . Taxable equivalent yield of 6.61%*

AA                  6%  . Outperformed Lipper peer group average
                          for the one-year period

A                  24%  . One-year total return of 9.00%

BBB/NR             18%

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   45%  . Steady dividend for 12 consecutive months

AA                 19%  . Outperformed Lipper peer group average
                          for the one-year period

A                  25%  . One-year total return of 6.53%

BBB/NR             11%

Nuveen Flagship Michigan Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   54%  . Taxable equivalent yield of 6.48%*

AA                 19%  . Outperformed Lipper peer group average
                          for the one-year period

A                  14%  . One-year total return of 8.95%

BBB/NR             13%

Nuveen Flagship Ohio Municipal Bond Fund

[PIE CHART APPEARS HERE]

AAA/Pre-refunded   68%  . Taxable equivalent yield of 6.14%*

AA                  7%  . Outperformed Lipper peer group average
                          for the one-year period

A                  12%  . One-year total return of 8.76%

BBB/NR             13%


   Contents

1  Dear Shareholder

4  Kentucky Commentary
   and Overview

6  Kentucky Limited Term
   Commentary and Overview

8  Michigan Commentary
   and Overview

10 Ohio Commentary
   and Overview

12 Report of Independent
   Public Accountants

13 Portfolio of Investments

40 Statement of Net Assets

41 Statement of Operations

42 Statement of Changes in Net Assets

44 Notes to Financial Statements

51 Financial Highlights

56 Building Better Portfolios

57 Fund Information

* For investors in the 31% federal and applicable state income tax bracket. See your fund's performance overview in this report for more information.

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes
a lifetime
to build.
Once achieved,
it should be
preserved.

I'm pleased to share with you this performance report for your Nuveen municipal bond fund. Over the past 12 months, each of the funds in this report continued to perform well and meet their objectives of providing you with attractive tax-free income and strong after-tax total returns.

For many of our shareholders, this annual report represents the first time you have received a consolidated report covering performance data for other Nuveen funds in addition to your own. These consolidated reports are part of our continuing efforts to control fund expenses; we achieve greater economies of scale for our shareholders through reducing paper, printing and mailing costs. By consolidating reports by region and incorporating several funds into one booklet, we have lowered these administrative expenses and made owning shares in a Nuveen fund more cost-efficient for you.

The Economy in Review

Fixed-income investments enjoyed bullish performance over the past year, as declining interest rates and low inflation spurred a bond market rally.


The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems and their possible effects on U.S. corporate earnings. Although interest rates have trended slightly upward in recent months, a year-to-date comparison shows that today's rates are significantly lower than they were one year ago. As shown in the accompanying chart, between the end of May 1997 and May 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.74% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial problems of Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. These inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.5% for the 12 months ended May 1998, remaining at one of

"Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds."

its lowest levels in years. The Asian situation also provided additional strength to the bond market rally, as many investors made a "flight to quality" by moving assets into high-quality U.S. bonds in the face of the uncertainty in that region.

In coming months, we will continue to watch closely several key factors that are likely to affect the future of the economy, including the demand for goods and services, the availability of qualified employees, the strength of the dollar, and indications from the Federal Reserve. With many investors still waiting for the full impact of Asia's difficulties to show up in U.S. economic statistics, the potential long-term effect of this crisis on American markets continues to cause concern. We expect that the development of these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Municipal Market Review

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the last 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities and revenue projects financed by bonds, major credit rating agencies upgraded the credit quality of thousands of issuers over the past year, while downgrading relatively few. These boosts in credit quality also contributed to the funds' performance as upgraded bonds increased in value.

The combination of low interest rates and a strong economy set new issuance on a record pace and stimulated a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first quarter of 1998 saw $68 billion of new municipal issuance, up 70% from the same period in 1997. The flood of new issues continued with May's long-awaited sale of the first segment of Long Island (New York) Power Authority's $7 billion offering, the largest issuance in municipal bond history. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. This level of issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams worked diligently to sift through the available issues to select those undervalued securities that would help the funds achieve their investment objectives.

"Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals."

Diversification: The Key to a Better Portfolio

In view of current market conditions, we believe that investors will find diversification to be an increasingly important investment strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk and tax management - can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. These funds also work well with other Nuveen investments to create the foundation of a diversified, well-balanced portfolio. In fact, recent studies by Nuveen Research have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about Nuveen's range of equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. The fund is just one of an ever-expanding range of Nuveen products and services designed to help investors achieve diversification while building a tax-efficient, risk-sensitive investment portfolio. If you'd like to learn more about the Nuveen European Value Fund or any of our other investments, contact your financial adviser or call Nuveen Investor Services at (800) 257-8787 for a prospectus. Please read the information carefully before you invest.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. Today, more than ever, you can count on Nuveen for a wide range of investments that can help you build a well-balanced portfolio designed to achieve your financial goals. We thank you for your continued confidence in us and our family of investments.

Sincerely,



/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1998

Nuveen Flagship Kentucky Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses fund performance, the municipal market, and key investment strategies for the Kentucky fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.



State Economic and Market Review

Kentucky's stable financial and economic conditions continued through the first half of 1998, as recognized by the state's AA credit rating from Standard & Poor's. Although Kentucky has not issued general obligation debt since 1965, the state actively issues appropriation-secured debt from several different agencies--all of which totaled $3 billion in issuance at fiscal year-end.

The commonwealth's new issue volume was up almost 15% during the first quarter of 1998. Municipal bond investors anticipate a number of statewide projects authorized for the 1996-1998 biennium, including $103 million of new debt to fund new juvenile detention centers, state parks, and university projects. In spite of this increased supply, good values were hard to find, as yield spreads remained narrow between lower- and higher-rated securities.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Kentucky Municipal Bond Fund was 9.00%, which is equivalent to a taxable return of 11.93% for investors in the 35.1% combined federal and state income tax bracket. The fund slightly underperformed the annual return of 9.38% posted by the Lehman Brothers Municipal Bond Index, but surpassed its Lipper peer group average of 8.55%. The discrepancy between the national Lehman Index and the Lipper peer group average of Kentucky municipal bond funds highlights the effects of the tight supply of long-term bonds in the Kentucky market. The limited supply and high demand keep bond prices high and yields low compared with other states that have better bond supplies to meet investor demand.

The fund maintained a portfolio duration similar to its benchmark (a 6.41 duration), which helped keep its performance in line with its peers despite the difficulty in finding value in the market. Duration is a measure of the fund's price volatility in relation to changes in interest rates.

Key Strategies

We worked during the year to improve the fund's diversification among different sectors of the market and investment-grade credit quality levels. To that end, we focused on reducing the fund's holdings in the health care sector, and at the same time found attractive opportunities in some bonds issued by U.S. territories (which are exempt from both federal and Kentucky state income taxes). We also moved to improve the portfolio's protection against bond calls, which decreases the likelihood that higher-paying bonds will be called away if interest rate conditions change.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's key sectors were limited tax obligation and health care bonds, each of which comprised 23% of the portfolio. Other important areas included utility bonds at 10% and U.S. guaranteed bonds at 9%.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds.

Tom and his team anticipate a continued healthy state economy, which might translate into strong bond supply in late 1998 or 1999. Until lower-rated bonds offer more competitive yields, they will continue to seek value from small, higher-rated bond issues. At the same time, they will continue to reduce the fund's holdings in the health care sector and, in the event that bond supplies and yield spreads improve, will attempt to extend portfolio duration somewhat.


                 Nuveen Flagship Kentucky Municipal Bond Fund
                 Performance Overview
                 As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

0.0495    6/97
0.0495    7/97
0.0495    8/97
0.0495    9/97
0.0495   10/97
0.0495   11/97
0.0495   12/97
0.0475    1/98
0.0475    2/98
0.0475    3/98
0.0475    4/98
0.0475    5/98


Top 5 Sectors

Tax Obligation (Limited)    23%
Health Care                 23%
Utilities                   10%
U.S. Guaranteed              9%
Water and Sewer              6%
--------------------------------------------------------------------------------


Portfolio Statistics

Share Class                                      A        B        C          R
--------------------------------------------------------------------------------
Inception Date                                5/87     2/97    10/93       2/97
Net Asset Value                             $11.39   $11.39   $11.38   $  11.37
Fund Net Assets ($000)                                                 $484,917
Average Weighted Maturity (Years)                                         20.33
Average Weighted Duration (Years)                                          6.41
--------------------------------------------------------------------------------


Annualized Total Return/2/

Share Class                        A(NAV)  A(Offer)        B        C          R
--------------------------------------------------------------------------------
1-Year                              9.00%     4.46%    8.10%    8.43%      9.25%
5-Year                              6.40%     5.50%    5.77%    5.81%      6.43%
10-Year                             8.45%     7.98%    7.97%    7.85%      8.46%
--------------------------------------------------------------------------------


Tax-Free Yields

Share Class                        A(NAV)  A(Offer)        B        C          R
--------------------------------------------------------------------------------
Distribution Rate                   5.00%     4.79%    4.27%    4.48%      5.22%
SEC 30-Day Yield                    4.29%     4.11%    3.55%    3.75%      4.49%
Taxable Equivalent Yield/3/         6.61%     6.33%    5.47%    5.78%      6.92%
--------------------------------------------------------------------------------


Index Comparison/4/
          NUVEEN FLAGSHIP KENTUCKY     NUVEEN FLAGSHIP KENTUCKY       LEHMAN BROTHERS
          MUNICIPAL BOND FUND (NAV)  MUNICIPAL BOND OFFER (OFFER)   MUNICIPAL BOND INDEX

5/88               10,000                       9,580                      10,000
5/89               11,415                      10,936                      11,149
5/90               12,143                      11,633                      11,965
5/91               13,403                      12,840                      13,171
5/92               14,677                      14,060                      14,466
5/93               16,497                      15,804                      16,195
5/94               16,813                      16,107                      16,595
5/95               18,397                      17,625                      18,107
5/96               19,141                      18,337                      18,934
5/97               20,645                      19,778                      20,505
5/98               22,501                      21,556                      22,430

     Lehman Brothers Municipal Bond Index                  $22,430
     Nuveen Flagship Kentucky Municipal Bond Fund (NAV) $22,501 Nuveen Flagship Kentucky Municipal Bond Fund (Offer) $21,556

Past performance is not predictive of future results.

1 The fund also paid shareholders taxable distributions in December of $0.0508 per share.

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a combined federal and state income tax rate of 35.1%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses fund performance, the municipal market, and key investment strategies for the Kentucky Limited fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.

State Economic and Market Review

Kentucky's stable financial and economic conditions continued through the first half of 1998, as recognized by the state's AA credit rating from Standard & Poor's. Although Kentucky has not issued general obligation debt since 1965, the state actively issues appropriation-secured debt from several different agencies--all of which totaled $3 billion in issuance at fiscal year-end.

The commonwealth's new issue volume was up almost 15% during the first quarter of 1998. Kentucky municipal bond investors anticipate a number of statewide projects authorized for the 1996-1998 biennium, including $103 million of new debt to fund new juvenile detention centers, state parks, and university projects. In spite of this increased supply, good values were hard to find, as yield spreads remained narrow between lower- and higher-rated securities.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Kentucky Limited Term Municipal Bond Fund was 6.53%, which is equivalent to a taxable return of 8.97% for investors in the 35.1% combined federal and state income tax bracket. The total return was in line with the annual return of 6.69% posted by the unmanaged Lehman Brothers Five-Year Municipal Bond Index, and surpassed the Lipper peer group average return of 5.71% for the short-intermediate term municipal bond funds in the "other states" category. In addition, the fund provided a competitive taxable equivalent yield of 6.01% for investors in the 35.1% combined federal and state income tax bracket, and maintained a steady dividend throughout the period.

Key Strategies

We worked this year to extend the fund's duration, a strategy that helped the fund outperform its peers. Duration is a measure of the fund's price volatility in relation to changes in interest rates. The fund's duration of 5.0 years was longer than the Lehman Five-Year Municipal Bond Index's average duration of 4.05 years. The longer duration allowed the fund to better participate in this year's market rally, although it would have been more adversely affected had there been a market downturn. At the same time, we worked to improve the fund's diversification among different sectors of the market and investment-grade credit quality levels. To that end, we reduced the fund's holdings in the health care sector, and at the same time found unique opportunities in the housing sector.

In addition, we felt that high demand for bonds in the middle of the limited-term maturity range reduced the selection of good values among those issues. Instead, we sought attractive opportunities in longer-maturity bonds when possible.

As of May 31, 1998, the fund was focused on two primary sectors: health care (23%) and limited tax obligation bonds (22%). Other key holdings included education and civic organization bonds at 14% and multifamily housing bonds at 10%.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom O'Shaughnessy assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other state and national municipal bond funds.

Tom and his team anticipate a continued healthy state economy, which might translate into strong bond supply in late 1998 or 1999. Until lower-rated bonds offer more competitive yields, they will continue to seek value from small, higher-rated bond issues. They believe the fund is well-positioned for the coming year, although they will work toward reducing the fund's duration slightly. At the same time, they expect the fund's steady cash flow to continue, which will allow them to take advantage of good values and uncommon opportunities that arise in the market.

Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
Performance Overview
As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

     0.0365   6/97
     0.0365   7/97
     0.0365   8/97
     0.0365   9/97
     0.0365  10/97
     0.0365  11/97
     0.0365  12/97
     0.0365   1/98
     0.0365   2/98
     0.0365   3/98
     0.0365   4/98
     0.0365   5/98

Top 5 Sectors
Health Care                        23%
Tax Obligation (Limited)           22%
Education and Civic Organizations  14%
Housing (Multifamily)              10%
Transportation                      9%
--------------------------------------

Portfolio Statistics

Share Class                                      A        C         R
----------------------------------------------------------------------
Inception Date                                9/95     9/95      2/97
Net Asset Value                             $10.12   $10.12   $ 10.10
Fund Net Assets ($000)                                        $11,421
Average Weighted Maturity (Years)                                6.11
Average Weighted Duration (Years)                                5.00
---------------------------------------------------------------------

Annualized Total Return/1/

Share Class                        A(NAV)  A(Offer)       C         R
----------------------------------------------------------------------
1-Year                              6.53%     3.92%    6.17%     6.58%
Since Inception                     6.05%     5.07%    5.71%     6.09%
----------------------------------------------------------------------

Tax-Free Yields

Share Class                        A(NAV)  A(Offer)       C         R
----------------------------------------------------------------------
Distribution Rate                   4.33%     4.22%    3.97%     4.57%
SEC 30-Day Yield                    3.90%     3.80%    3.55%     4.10%
Taxable Equivalent Yield/2/         6.01%     5.86%    5.47%     6.32%
----------------------------------------------------------------------

Index Comparison/3/

[GRAPH APPEARS HERE]

                                                                 Lehman Brothers
        Nuveen Flagship Kentucky     Nuveen Flagship Kentucky       Five-Year
      Limited Term Municipal Bond   Limited Term Municipal Bond  Municipal Bond
              Fund (NAV)                    Fund (Offer)              Index
9/95            10000                            9750                 10000
5/96            10308                           10050                 10201
5/97            10921                           10648                 10812
5/98            11634                           11343                 11537

  Lehman Brothers Five-Year Municipal Bond Index                    $11,537
  Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (NAV) $11,634 Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (Offer) $11,343

Past performance is not predictive of future results.

1 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a combined federal and state income tax rate of 35.1%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Five-Year Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (2.5%) and all ongoing fund expenses.

Nuveen Flagship Michigan Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Mike Davern discusses fund performance, the municipal market, and key investment strategies for the Michigan fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review

Michigan's economy has remained healthy throughout 1997 and thus far in 1998, resulting in credit upgrades for the state's general obligation debt by all three major debt rating agencies. The upgrades were due in part to Michigan's accumulated Budget Stabilization Fund reserves, which exceeded $1.2 billion in 1997. These reserves should provide a cushion against future economic downturns, which are possible because of Michigan's continuing dependence on the cyclical automobile manufacturing industry. Due in part to the strong national economy, the state's unemployment rate has been lower than the national average for four consecutive years, and per capita income has surpassed national averages for the past two years.

Education spending remains Michigan's priority, with total state and local funding for schools projected to grow to approximately $12 billion by 1999 - a 50% increase since 1990. Michigan's overall debt burden is manageable, despite a doubling of new issuance volume during the first quarter of 1998. Investors can expect additional debt issuance to fund the Michigan Department of Transportation's Build Michigan II program, which is designed to finance the rebuilding of the state's roads and bridges.

Fund Performance

For the year ended May 31, 1998, the total return on net asset value for the Michigan Municipal Bond Fund was 8.95%, which is equivalent to a taxable return of 11.69% for investors in the 34% combined federal and state income tax bracket. The total return was in line with the annual return of 9.38% posted by the Lehman Brothers Municipal Bond Index, and surpassed the average return of 8.72% for the peer group of Michigan municipal bond funds tracked by Lipper Analytical Service, a nationally recognized performance measurement service. In addition, the fund provided a competitive yield of 4.28%, which is Equivalent to a taxable yield of 6.48% for investors in the 34% combined federal and state income tax bracket.

Key Strategies

There were several elements contributing to the fund's performance during the past year. First was the Michigan fund's conservative structure and shorter portfolio duration going into the year, which kept the fund largely in line with its peer group. Duration is a measure of the fund's price volatility in relation to changes in interest rates. To offset its shorter duration, we focused on maintaining longer call protection, avoiding issues that would hinder portfolio performance by being called away because of a near-term change in interest rates. Education bonds were plentiful this past year, while hospital bonds were comparatively scarce. Nonetheless, we found good value in both areas in the past year.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were weighted toward health care issues, which represented 24% of the portfolio. Other key sectors included U.S. guaranteed bonds representing 17% of the portfolio, 16% in limited tax obligation issues, and another 16% in general tax obligation issues.

Outlook for the Future

Going forward, we expect conditions in which we can lengthen the duration of the portfolio and enhance its already favorable call protection. Higher-quality issues will continue to dominate the portfolio, because lower-rated securities currently provide little reward for assuming the additional credit risk. Overall, we will continue to maintain the fund's current healthy diversification, which should be aided by continuing strong supply.

Nuveen Flagship Michigan Municipal Bond Fund
Performance Overview
As of May 31, 1998


Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR CHART APPEARS HERE]

0.051            6/97
0.051            7/97
0.051            8/97
0.051            9/97
0.051           10/97
0.051           11/97
0.051           12/97
0.05             1/98
0.05             2/98
0.05             3/98
0.05             4/98
0.05             5/98

Top 5 Sectors

Health Care                             24%
U.S. Guaranteed                         17%
Tax Obligation (General)                16%
Tax Obligation (Limited)                16%
Water and Sewer                          6%


Portfolio Statistics
Share Class                                                   A        B        C          R
------------------------------------------------------------------------------------------------
Inception Date                                             6/85     2/97     6/93       2/97
Net Asset Value                                          $12.07   $12.09   $12.06   $  12.07
Fund Net Assets ($000)                                                              $340,065
Average Weighted Maturity (Years)                                                      18.05
Average Weighted Duration (Years)                                                       6.45

Annualized Total Return/2/
Share Class                                     A(NAV)  A(Offer)       B        C          R
------------------------------------------------------------------------------------------------
1-Year                                           8.95%     4.39%    8.12%    8.45%      9.16%
5-Year                                           6.24%     5.33%    5.64%    5.59%      6.30%
10-Year                                          8.10%     7.64%    7.63%    7.47%      8.13%

Tax-Free Yields
Share Class                                     A(NAV)  A(Offer)       B        C          R
------------------------------------------------------------------------------------------------
Distribution Rate                                4.97%     4.76%    4.22%    4.43%      5.17%
SEC 30-Day Yield                                 4.28%     4.10%    3.54%    3.74%      4.49%
Taxable Equivalent Yield/3/                      6.48%     6.21%    5.36%    5.67%      6.80%



Index Comparison/4/

[GRAPH APPEARS HERE]

                     Nuveen Flagship Michigan                Nuveen Flagship Michigan                  Lehman Brothers
                     Municipal Bond Fund(NAV)                Municipal Bond Fund(Offer)              Municipal Bond Index
5/88                          10,000                                    9,580                               10,000
5/89                          11,313                                   10,837                               11,149
5/90                          12,014                                   11,510                               11,965
5/91                          13,065                                   12,516                               13,171
5/92                          14,338                                   13,735                               14,466
5/93                          16,095                                   15,419                               16,195
5/94                          16,393                                   15,704                               16,595
5/95                          17,795                                   17,047                               18,107
5/96                          18,440                                   17,666                               18,934
5/97                          19,998                                   19,158                               20,505
5/98                          21,790                                   20,875                               22,430

     Lehman Brothers Municipal Bond Index                                $22,430
     Nuveen Flagship Michigan Municipal Bond Fund(NAV)                   $21,790
     Nuveen Flagship Michigan Municipal Bond Fund(Offer)                 $20,875

Past performance is not predictive of future results.


/1/ The fund also paid shareholders taxable distributions in December of $0.0281 per share.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a combined federal and state income tax rate of 34%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Nuveen Flagship Ohio Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Walt Parker discusses fund performance, the municipal market, and key investment strategies for the Ohio fund.

Comments cover the one-year period ended May 31, 1998 and all performance statistics are quoted for Class A shares on net asset value.


State Economic and Market Review

Ohio's municipal market remained solid through the first half of 1998 with $3.6 billion of new issuance, a 54.4% increase over 1997 levels. General purpose, health care and education offerings continue to dominate new issue volume, representing approximately 66% of issuance.

Ohio school district financing continues to occupy the attention of municipal market participants, as voters rejected a one percent sales tax increase proposal intended to provide additional school funding last May. Also rejected was a proposal that would have allowed the legislature to issue general obligation bonds for school projects. As a consequence, bonds enhanced by the Ohio School District Credit Enhancement Program continue to carry relatively diverse ratings in comparison to bonds from other states with similar programs.

Fund Performance

The fund performed well, generating a total return on net asset value of 8.76%, which is equivalent to a taxable return of 11.76% for investors in the 35.8% combined federal and state income tax bracket. The fund outperformed the average return of 8.57% for the peer group of Ohio municipal bond funds tracked by Lipper Analytical Service, a nationally recognized performance measurement service. However, it slightly underperformed the return of 9.38% posted by the Lehman Brothers Municipal Bond Index, primarily due to its shorter duration of
6.44 years, compared with the Lehman Index duration of 7.11 years. Duration is a measure of price volatility in reaction to changes in interest rates. Although the shorter duration hindered the fund's ability to participate in this year's market rally, it helped protect the fund from volatility and would help it to outperform in a market downturn.

Key Strategies

Since the Ohio Municipal Bond Fund is among Nuveen's largest municipal funds, we must buy bonds in larger blocks to affect the portfolio's performance. Therefore, we looked to large issuers and heavy-issuance sectors to implement many of our strategies during the year.

Through our in-depth research, we continued to uncover value investing opportunities, as several portfolio holdings received credit upgrades or were pre-refunded during the year. In a pre-refunding, bonds are essentially paid off by their issuer and backed by U.S. Treasury securities, which typically leads to price appreciation. Nuveen's diligent research team helped us find those securities with the potential for credit upgrades and pre-refundings. That strategy paid off this year, as evidenced by the fund's 68% holding in AAA rated bonds and attractive total returns.

In addition, we felt that bonds in the 20-30 year maturity range seldom offered enough incremental yield for taking on the additional interest rate risk associated with these longer-maturity bonds. Instead, we sought attractive opportunities among bonds with maturities of 15-20 years, which offered the best values given their historical levels of volatility.

As of May 31, 1998, the fund's sector holdings were well-diversified, with 20% of the portfolio invested in U.S. guaranteed issues (which are mostly pre-refunded bonds), 18% in general tax obligation bonds, 15% in health care issues and 11% in utility bonds.

Outlook for the Future

On July 1, 1998, Nuveen made several changes in the management of its mutual funds to make more efficient use of staff resources and portfolio manager expertise. As a result, Tom Futrell assumed management responsibilities for this fund. Tom is a 15-year veteran of Nuveen and an experienced investment professional who has managed a range of other municipal bond funds.

Tom and his team anticipate a continued strong state economy in the near future. In addition, they expect the yield spread between lower- and higher-quality bonds to remain tight. With that in mind, they will continue to seek value from overlooked sectors and issues offering higher yields or strong appreciation potential. Particular areas they will be monitoring include housing bonds and issues subject to the alternative minimum tax (AMT), which offer better opportunities in the current market environment.

Nuveen Flagship Ohio Municipal Bond Fund
Performance Overview
As of May 31, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

0.0505                                         6/97
0.0505                                         7/97
0.0505                                         8/97
0.0505                                         9/97
0.0505                                        10/97
0.0505                                        11/97
0.0505                                        12/97
0.049                                          1/98
0.049                                          2/98
0.049                                          3/98
0.049                                          4/98
0.049                                          5/98


Top 5 Sectors

U.S. Guaranteed                                 20%
---------------------------------------------------
Tax Obligation (General)                        18%
---------------------------------------------------
Health Care                                     15%
---------------------------------------------------
Utilities                                       11%
---------------------------------------------------
Water and Sewer                                  7%
---------------------------------------------------

Portfolio Statistics

Share Class                                      A        B        C          R
-------------------------------------------------------------------------------
Inception Date                                6/85     2/97     8/93       2/97
-------------------------------------------------------------------------------
Net Asset Value                             $11.74   $11.73   $11.73   $  11.73
-------------------------------------------------------------------------------
Fund Net Assets ($000)                                                 $689,498
-------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                         18.86
-------------------------------------------------------------------------------
Average Weighted Duration (Years)                                          6.44
-------------------------------------------------------------------------------

Annualized Total Return/2/
Share Class                        A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------
1-Year                              8.76%     4.19%    7.89%    8.12%      8.89%
-------------------------------------------------------------------------------
5-Year                              5.95%     5.05%    5.31%    5.37%      5.99%
-------------------------------------------------------------------------------
10-Year                             7.82%     7.36%    7.35%    7.23%      7.84%
-------------------------------------------------------------------------------

Tax-Free Yields

Share Class                        A(NAV)  A(Offer)       B        C          R
-------------------------------------------------------------------------------
Distribution Rate                   5.01%     4.80%    4.30%    4.50%      5.22%
-------------------------------------------------------------------------------
SEC 30-Day Yield                    3.94%     3.78%    3.20%    3.40%      4.14%
-------------------------------------------------------------------------------
Taxable Equivalent Yield/3/         6.14%     5.89%    4.98%    5.30%      6.45%
-------------------------------------------------------------------------------



Index Comparison/4/

                           Nuveen Flagship Ohio            Nuveen Flagship Ohio            Lehman Brothers
                        Municipal Bond Fund (NAV)       Municipal Bond Fund (Offer)      Municipal Bond Index
5/88                               10000                            9580                        10000
5/89                               11236                           10764                        11149
5/90                               11893                           11394                        11965
5/91                               13023                           12476                        13171
5/92                               14295                           13695                        14466
5/93                               15897                           15229                        16195
5/94                               16249                           15567                        16595
5/95                               17549                           16812                        18107
5/96                               18180                           17417                        18934
5/97                               19522                           18702                        20505
5/98                               21229                           20337                        22430

[_] Lehman Brothers Municipal Bond Fund (Index)                         $22,430
[_] Nuveen Flagship Ohio Municipal Bond Fund (NAV)                      $21,229
[_] Nuveen Flagship Ohio Municipal Bond Fund (Offer)                    $20,337

Past performance is not predictive of future results.

/1/ The fund also paid shareholders taxable distributions in December of $0.0504 per share.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a combined federal and state income tax rate of 35.8%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/4/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust IV:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Kentucky Municipal Bond Fund, Nuveen Flagship Kentucky Limited Term Municipal Bond Fund, Nuveen Flagship Michigan Municipal Bond Fund and Nuveen Flagship Ohio Municipal Bond Fund (collectively, the "Funds") (four of the portfolios constituting the Nuveen Flagship Multistate Trust IV (a Massachusetts business trust)), as of May 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Funds for the years ended May 31, 1997 and prior were audited by other auditors whose report dated July 11, 1997, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Kentucky Municipal Bond Fund, Nuveen Flagship Kentucky Limited Term Municipal Bond Fund, Nuveen Flagship Michigan Municipal Bond Fund and Nuveen Flagship Ohio Municipal Bond Fund of the Nuveen Flagship Multistate Trust IV as of May 31, 1998, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


Chicago, Illinois
July 17, 1998

               Portfolio of Investments
               Nuveen Flagship Kentucky Municipal Bond Fund
               May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 0.2%

$ 1,000,000    Jefferson County, Kentucky, Pollution Control Revenue Bonds (E.I. du          7/03 at 103      AA-       $ 1,092,910
                 Pont de Nemours and Company Project), 1982 Series A, 6.300%, 7/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 2.4%

               Lexington-Fayette Urban County Government (Kentucky), Governmental
               Project Bonds (University of Kentucky Alumni Association,
               Inc./Commonwealth Library Project), Series 1994:
  3,195,000      6.750%, 11/01/17                                                           11/04 at 102      AAA         3,639,968
  4,320,000      6.750%, 11/01/24                                                           11/04 at 102      AAA         4,921,646

  2,000,000    Northern Kentucky University, Certificates of Participation, Student          1/01 at 102      AAA         2,194,620
                 Housing Facilities, 7.250%,1/01/12

    700,000    Northern Kentucky University (Formerly Northern Kentucky State                5/01 at 102      AAA           765,338
                 College), Educational Buildings, Series F, 7.000%, 5/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 4.2%

  5,000,000    City of Ashland, Kentucky, Pollution Control Refunding Bonds (Ashland         8/02 at 102     Baa1         5,422,250
                 Oil, Inc. Project), Series 1992, 6.650%, 8/01/09

  9,000,000    City of Ashland, Kentucky, Sewage and Solid Waste Bonds (Ashland Oil,         2/05 at 102     Baa1        10,235,340
                 Inc. Project), Series 1995, 7.125%, 2/01/22 (Alternative Minimum Tax)

  4,360,000    City of Ashland, Kentucky, Solid Waste Revenue Bonds (Ashland Oil,           10/01 at 102     Baa1         4,763,256
                 Inc. Project), Series 1991, 7.200%, 10/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 6.0%

  2,370,000    Hancock County, Kentucky, Solid Waste Disposal Facilities Revenue             5/06 at 102       A-         2,648,309
                 Bonds (Willamette Industries, Inc. Project), Series 1996, 6.600%, 5/01/26

  9,750,000    County of Henderson, Kentucky, Solid Waste Disposal Revenue Bonds             3/05 at 102     Baa2        10,684,343
                 (MacMillan Bloedel Project), Series 1995, 7.000%, 3/01/25
                 (Alternative Minimum Tax)

  1,500,000    Maysville, Kentucky, Industrial Development Revenue, Crystal Tissue           2/00 at 103      N/R         1,581,420
                 Project, 8.000%, 2/01/09 (Alternative Minimum Tax)

               Perry County, Kentucky, Solid Waste Disposal Revenue, TJ International:
  3,750,000      7.000%, 6/01/24 (Alternative Minimum Tax)                                   6/04 at 102      N/R         4,153,575
  4,240,000      6.800%, 5/01/26 (Alternative Minimum Tax)                                   5/06 at 102      N/R         4,738,030
  2,000,000      6.550%, 4/15/27 (Alternative Minimum Tax)                                   4/07 at 102      N/R         2,204,720

  2,820,000    Wickliffe, Kentucky, Solid Waste Disposal Facility, Westvaco                  4/06 at 102       A1         3,094,442
                 Corporation Project, 6.375%, 4/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 22.1%

  1,310,000    County of Christian, Kentucky, Hospital Revenue Bonds, Jennie Stuart          7/06 at 102       A-         1,393,722
                 Medical Center, Series 1996A, 6.000%, 7/01/17

  3,500,000    County of Christian, Kentucky, Hospital Revenue and Refunding Bonds,          7/06 at 102       A-         3,764,425
                 Jennie Stuart Medical Center, Series 1997A, 6.000%, 7/01/13

  5,270,000    County of Clark, Kentucky, Hospital Refunding and Improvement Revenue         4/07 at 102     BBB-         5,559,376
                 Bonds (Clark Regional Medical Center Project), Series 1997,
                 6.200%, 4/01/13

  3,300,000    County of Daviess, Kentucky, Insured Hospital Revenue Bonds, 1992             8/02 at 102      AAA         3,578,586
                 (ODCH, Inc. Project), Series A, 6.250%, 8/01/22

  2,905,000    County of Floyd, Kentucky, Hospital Revenue Refunding Bonds (FHA              2/01 at 102      AAA         3,126,100
                 Insured Mortgage Loan Highland Hospital Corporation Project),
                 Series 1991, 7.500%, 8/01/10

  4,000,000    County of Hopkins, Kentucky, Hospital Revenue Bonds (The Trover              11/01 at 102      AAA         4,338,120
                 Clinic Foundation, Incorporated), Series 1991, 6.625%, 11/15/11

               Portfolio of Investments
               Nuveen Flagship Kentucky Municipal Bond Fund (continued) May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

               County of Jefferson, Kentucky, Health Facilities Revenue Bonds (Jewish
               Hospital Healthcare Services Inc. Project), Series 1992:
$ 1,190,000      6.500%, 5/01/15                                                             5/02 at 102         AAA    $ 1,292,400
 12,785,000      6.550%, 5/01/22                                                             5/02 at 102         AAA     13,907,779

  4,625,000    County of Jefferson, Kentucky, Health Facilities Revenue Bonds                7/07 at 101         AAA      4,632,493
                 (University Medical Center, Inc. Project), Series 1997, 5.250%, 7/01/22

 15,640,000    County of Jefferson, Kentucky, Health Facilities Revenue Bonds               10/07 at 101         AAA     15,370,836
                 (Alliant Health System, Inc. Project), Series 1997, 5.125%, 10/01/27

  7,800,000    County of Jefferson, Kentucky, Insured Hospital Revenue Bonds (Alliant       10/02 at 102         AAA      8,528,754
                 Health System, Inc. Project), Series 1992, 6.436%, 10/23/14

               Kentucky Development Finance Authority, Medical Center Revenue Refunding
               and Improvement Bonds (Ashland Hospital Corporation/Kings Daughters
               Hospital):
    860,000      9.750%, 8/01/05                                                             8/98 at 102           A        884,759
    610,000      9.750%, 8/01/11                                                             8/98 at 102           A        627,751

  3,000,000    Kentucky Development Finance Authority (Saint Luke Hospital, Inc.),          10/99 at 102           A      3,199,380
                 Series 1989A, 7.500%, 10/01/12

  1,750,000    Kentucky Development Finance Authority, Hospital Revenue Bonds               11/99 at 102          A1      1,858,833
                 (Sisters of Charity of Nazareth Health Corporation), Series 1989,
                 7.375%, 11/01/16

  2,000,000    Kentucky Development Finance Authority, Hospital Facilities Revenue          10/01 at 102         AAA      2,219,700
                 Bonds (Saint Lukes Hospital, Inc. Project), Series 1991A,
                 7.000%, 10/1/11

  1,000,000    Kentucky Development Finance Authority (Saint Elizabeth Medical              11/01 at 100         AAA      1,054,180
                 Center, Inc. Project), 6.000%, 11/01/10

  5,000,000    Kentucky Economic Development Finance Authority, Hospital Facilities         12/03 at 102         AAA      5,392,050
                 Revenue Bonds (Saint Elizabeth Medical Center, Inc. Project), Series
                 1993A, 6.000%, 12/01/22

  4,000,000    Kentucky Economic Development Finance Authority, Hospital Revenue             8/04 at 102         AAA      3,874,760
                 Bonds (Baptist Healthcare System), Series 1994, 5.000%, 8/15/24

  9,500,000    Kentucky Economic Development Finance Authority, Hospital Revenue and         2/07 at 102         AAA     10,003,880
                 Refunding Revenue Bonds (Pikeville United Methodist Hospital of Kentucky,
                 Inc. Project), Series 1997, 5.700%, 2/01/28

               Kentucky Economic Development Finance Authority, Hospital System Refunding
               and Improvement Revenue Bonds (Appalachian Regional Healthcare, Inc.
               Project), Series 1997:
    500,000      5.600%, 10/01/08                                                            4/08 at 102         BBB        520,265
  3,500,000      5.850%, 10/01/17                                                            4/08 at 102         BBB      3,586,870
  1,500,000      5.875%, 10/01/22                                                            4/08 at 102         BBB      1,540,455

  2,050,000    McCracken County, Kentucky, Hospital Revenue Refunding, Mercy Health         11/04 at 102         AAA      2,288,210
                 System, Series A, 6.300%, 11/01/06

  1,555,000    Radcliff, Kentucky, Mortgage Revenue Refunding, Lincoln Trail Care,           7/07 at 102         AAA      1,625,550
                 5.650%, 1/20/19

  2,800,000    City of Russell, Kentucky, Health System Revenue Bonds, Our Lady of           1/08 at 102        Baa1      2,815,344
                 Bellefonte Hospital Issue, Series 1997 (Franciscan Health Partnership,
                 Inc. Refunding Revenue Bonds), 5.500%, 7/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 0.5%

  2,500,000    Greater Kentucky Housing Assistance Corporation, Mortgage Revenue             7/03 at 100         AAA      2,583,150
                 Refunding Bonds, Series 1993A (FHA Insured Mortgage Loans-Section 8
                 Assisted Projects), 6.250%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 4.4%

  7,000,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series E,           7/06 at 102         AAA      7,524,160
                 6.300%, 1/01/28 (Alternative Minimum Tax)

  3,000,000    Kentucky Housing Corporation, Housing Revenue Bonds, 1997 Series B,           7/07 at 102         AAA      3,199,230
                 6.250%, 7/01/28 (Alternative Minimum Tax)

    435,000    Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/VA           1/99 at 102         AAA        447,537
                 Guaranteed Mortgage Loans), 1988 Series A, 7.625%, 1/01/09 (Alternative
                 Minimum Tax)

  1,630,000    Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/VA           7/00 at 102         AAA      1,720,938
                 Guaranteed Mortgage Loans), 1988 Series C, 7.900%, 1/01/21 (Alternative
                 Minimum Tax)

  1,125,000    Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/VA           7/00 at 102         AAA      1,184,063
                 Guaranteed Mortgage Loans), 1990 Series B, 7.800%, 1/01/21 (Alternative
                 Minimum Tax)



  Principal                                                                                Optional Call                  Market
     Amount    Description                                                                   Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family(continued)

  $1,000,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally                7/02 at 102         AAA      $1,071,100
               Insured or Guaranteed Mortgage Loans), Series 1992B, 6.625%, 7/01/14

               Kentucky Housing Corporation, Housing Revenue Bonds (Federally Insured
               or Guaranteed Mortgage Loans), Series 1991C-1:
     465,000     6.600%, 1/01/11                                                             1/03 at 102         AAA         494,276
     130,000     6.650%, 1/01/17                                                             1/03 at 102         AAA         135,078

     920,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally                1/04 at 102         AAA         980,490
                 Insured or Guaranteed Mortgage Loans), 1994 Series A, 6.500%, 7/01/17

   2,230,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally                7/04 at 102         AAA       2,389,757
                 Insured or Guaranteed Mortgage Loans), 1994 Series C, 6.400%, 1/01/17

   1,985,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally                1/05 at 102         AAA       2,131,255
                 Insured or Guaranteed Mortgage Loans), 1995 Series B, 6.625%, 7/01/26
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 3.6%

               County of Jefferson, Kentucky, First Mortgage Revenue Bonds, Series 1994
               (The First Christian Church Homes of Kentucky Project):
   1,240,000     6.000%, 11/15/09                                                           11/04 at 102         BBB       1,308,051
     715,000     6.125%, 11/15/13                                                           11/04 at 102         BBB         757,786
   3,210,000     6.125%, 11/15/18                                                           11/04 at 102         BBB       3,402,086

               Kentucky Economic Development Finance Authority, Health Care Facilities
               Revenue Bonds, Series 1998 (The Christian Church Homes of Kentucky, Inc.
               Obligated Group):
   1,800,000     5.375%, 11/15/23                                                            5/08 at 102         BBB       1,776,600
   4,250,000     5.500%, 11/15/30                                                            5/08 at 102         BBB       4,211,750

   5,700,000   Kentucky Economic Development Finance Authority, Tax Exempt Mortgage          1/08 at 105         AAA       6,084,240
                 Revenue Bonds (South Central Nursing Homes, Inc. Project), Series 1997A,
                 6.000%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 1.4%

   4,790,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1996             7/06 at 101 1/2           A       4,860,461
                 (General Obligation Bonds), 5.400%, 7/01/25

   2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,            7/07 at 101 1/2           A       2,023,560
                 5.375%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 22.8%

     430,000   Bardstown Independent School District Finance Corporation, School            11/02 at 102          A1         467,965
                 Building Refunding and Improvement Revenue Bonds, Series of 1992,
                 6.375%, 5/01/17

     725,000   Bell County, Kentucky, School District Finance Corporation, School            9/01 at 102           A         799,197
                 Building Revenue Bonds, Series 1991, 6.875%, 9/01/11

   1,000,000   Boone County, Kentucky, School District Finance Corporation, School           9/01 at 103          A1       1,107,660
                 Building Revenue Bonds, 1991 Series C, 6.750%, 9/01/11

   1,215,000   Boone County, Kentucky, School District Finance Corporation, School          12/02 at 102          A1       1,306,332
                 Building Refunding and Improvement Revenue Bonds, Series 1992,
                 6.125%, 12/01/17

     615,000   Boone County, Kentucky, School District Finance Corporation, School           2/03 at 102          A1         648,474
                 Building Refunding and Improvement Revenue Bonds, Series 1993,
                 6.000%, 2/01/18

   1,595,000   City of Bowling Green Municipal Projects Corporation, Kentucky,              12/04 at 102          A2       1,780,754
                 Lease Revenue Bonds, Series 1994, 6.500%, 12/01/14

   1,005,000   Casey County School District Finance Corporation, School Building             3/05 at 102          A1       1,069,230
                 Revenue Bonds, Series 1995, 5.750%, 3/01/15

               Christian County, Kentucky, School District Finance Corporation,
               School Building Revenue Bonds, Series 1991:
     565,000     6.750%, 6/01/10                                                             6/01 at 102           A         618,709
     600,000     6.750%, 6/01/11                                                             6/01 at 102           A         657,036

Portfolio of Investments
Nuveen Flagship Kentucky Municipal Bond Fund (continued)
May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

                Daviess County, Kentucky, School District Finance Corporation,
                School Building Revenue Bonds, Series 1994:
$   505,000       5.800%, 5/01/11                                                            5/04 at 102          A1      $  543,799
    535,000       5.800%, 5/01/12                                                            5/04 at 102          A1         576,104
    570,000       5.800%, 5/01/13                                                            5/04 at 102          A1         612,254
    600,000       5.800%, 5/01/14                                                            5/04 at 102          A1         642,864

  1,070,000     Fleming County School District Finance Corporation, School Building          3/05 at 102           A       1,137,720
                  Revenue Bonds, Series 1995, 5.875%, 3/01/15

  3,155,000     City of Florence, Kentucky, Public Properties Corporation, First             6/07 at 102         AAA       3,273,754
                  Mortgage Revenue Bonds (Administrative Office Complex Project),
                  Series 1997, 5.500%, 6/01/27

                Floyd County, Kentucky, Public Properties Corporation, First Mortgage
                Revenue Bonds (Floyd County Justice Center Project), Series 1995A:
    465,000       5.500%, 9/01/17                                                            3/06 at 102           A         484,567
  1,260,000       5.550%, 9/01/23                                                            3/06 at 102           A       1,321,173

  3,550,000     Floyd County, Kentucky, Public Properties Corporation, First Mortgage        3/06 at 105           A       3,840,497
                  Revenue Bonds (Floyd County Justice Center Project), Series
                  1996B, 6.200%, 9/01/26

  1,200,000     Floyd County, Kentucky, School District Finance Corporation, School          5/05 at 102          A1       1,244,232
                  Building Revenue Bonds, Series 1995, 5.500%, 5/01/15

  2,280,000     Grant County School District Finance Corporation, School Building            3/07 at 102         Aaa       2,338,824
                  Revenue Bonds, Series 1997, 5.375%, 3/01/17

                Hardin County, Kentucky, Building Commission Revenue Bonds
                (Detention Facility Project), Series 1994:
    525,000       6.200%, 12/01/11                                                          No Opt. Call         AAA         584,288
  1,775,000       6.250%, 12/01/14                                                          12/04 at 102         AAA       1,980,421

    300,000     Hardin County, Kentucky, School District Finance Corporation, School         6/01 at 103          A1         328,674
                  Building Revenue Bonds, Series of 1991, 6.800%, 6/01/10

  3,465,000     Hopkins County, Kentucky, School District Finance Corporation, School        6/04 at 102          A1       3,758,174
                  Building Revenue Bonds, Series 1994, 6.200%, 6/01/19

  1,250,000     Jefferson County, Kentucky, Economic Development Corporation, Lease          7/01 at 100          A1       1,272,938
                  Revenue Bonds, Series 1986, 7.750%, 7/01/16

  4,195,000     Jefferson County, Kentucky, School District Finance Corporation, School      2/06 at 102         AAA       4,218,534
                  Building Revenue Bonds (Series 199A), 5.125%, 2/01/16

  1,258,871     Jefferson County, Kentucky, Equipment Lease Purchase Revenue Bonds,         No Opt. Call         N/R       1,289,310
                  Series 1987 (Energy System Project), 9.000%, 6/01/03

    231,641     Jefferson County, Kentucky, Equipment Lease Purchase Revenue Bonds,         No Opt. Call         N/R         240,452
                  Series 1988 (Energy System Project), 9.500%, 6/01/03

  2,500,000     Jefferson County, Kentucky, Capital Projects Corporation Lease Revenue       2/02 at 100          A1       1,203,775
                  Bonds, Series 1987B, 0.000%, 8/15/08

  1,000,000     City of Jeffersontown, Kentucky, Public Projects Refunding and              No Opt. Call           A       1,071,220
                  Improvements, Certificates of Participation, 5.750%, 11/01/15

                Jessamine County, Kentucky, School District Finance Corporation,
                School Building Revenue Bonds, Series 1991,
    510,000       6.750%, 6/01/10                                                            6/01 at 103          A1         562,086
    545,000       6.750%, 6/01/11                                                            6/01 at 103          A1         600,661

  2,500,000     Jessamine County, Kentucky, School District Finance Corporation, School      6/04 at 102          A1       2,693,700
                  Building Revenue Bonds, Series 1994, 6.125%, 6/01/19

  5,650,000     Jessamine County, Kentucky, School District Finance Corporation, School      1/06 at 102          A1       5,882,102
                  Building Revenue Bonds, Series 1996, 5.500%, 1/01/21

    400,000     Kentucky State Property and Buildings Commission Revenue Refunding,         11/01 at 102          A+         441,240
                  Project No. 40, 2nd Series, 6.875%, 11/01/07

    250,000     Kentucky State Property and Buildings Commission, Revenue Refunding,        10/01 at 102           A         274,108
                  Project No. 53, 6.625%, 10/01/07



  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

$ 2,075,000     Kentucky State Property and Buildings Commission, Project No. 56, 6.000%,    9/04 at 102          A+     $ 2,234,173
                  9/01/14
    250,000     Laurel County, Kentucky, School District Finance Corporation, School         3/01 at 102           A         273,380
                  Building Revenue, 7.000%, 3/01/10
  1,000,000     Lawrence County, Kentucky, School District Finance Corporation, School      11/04 at 102          A1       1,144,100
                   Building Revenue, 6.750%, 11/01/14

                Lexington, Kentucky, Center Corporation Mortgage Revenue Refunding
                and Improvement, Series A:
  2,600,000       0.000%, 10/01/11                                                          No Opt. Call           A       1,368,458
  2,550,000       0.000%, 10/01/12                                                          No Opt. Call           A       1,261,332
    435,000     Lincoln County, Kentucky, School District Finance Corporation, School        5/02 at 102          A1         467,629
                  Building Revenue, 6.200%, 5/01/12

  1,525,000     McCracken County, Kentucky, Public Properties Corporation Revenue, Public    9/06 at 102         AAA       1,639,207
                  Project, Court Facilities Project, 5.900%, 9/01/26

  2,365,000     McCreary County, Kentucky, School District Finance Corporation, School       8/05 at 102           A       2,485,591
                  Building Revenue, Second Series, 5.600%, 8/01/16

  1,410,000     Morgan County, Kentucky, School District Finance Corporation, School         9/04 at 102          A1       1,526,128
                  Building Revenue, 6.000%, 9/01/14

 13,000,000     Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of Cities     3/03 at 102          Aa      13,769,210
                  Funding Program), Series 1993A, 6.200%, 3/01/18

                Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky
                Associated Counties Leasing Trust Program, Series 1993A:
 12,960,000       6.500%, 3/01/19                                                            3/03 at 102           A      13,835,189
    500,000       6.400%, 3/01/19                                                           No Opt. Call           A         582,590

  1,230,000     Perry County, Kentucky, School District Finance Corporation, School          7/02 at 102          A1       1,335,325
                   Building Revenue, 6.250%, 7/01/11

  2,000,000     Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds, Series 1995,   7/06 at 101 1/2          A       1,954,040
                   Guaranteed by the Commonwealth of Puerto Rico, 5.000%, 7/01/19

  8,250,000     Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,     7/16 at 100           A       8,646,413
                  Series Y of 1996, 5.500%, 7/01/36

    115,000     Puerto Rico Infrastructure Finance Authority, Series 1988A,                  7/98 at 102        BBB+         117,637
                  7.750%, 7/01/08

  7,000,000     Warren County, Kentucky, Justice Center Expansion Corporation Revenue,       9/07 at 102         AAA       7,035,980
                  First Mortgage, AOC Judicial Facility, Series A, 5.250%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation -- 5.8%

 10,640,000     Kenton County Airport Board (Delta Airlines), 6.125%, 2/01/22                2/02 at 100        BBB-      10,901,744
                  (Alternative Minimum Tax)

  1,250,000     Kenton County, Kentucky, Airport Board, Cincinnati/Northern Kentucky         3/06 at 102         AAA       1,323,063
                  International Airport Revenue Bonds, Series 1996B, 5.750%, 3/01/13

  1,000,000     Kentucky State Turnpike Authority, Economic Development Road Revenue         7/05 at 102         AAA       1,053,370
                  Refunding, Revitalization Projects, 5.625%, 7/01/15

  5,000,000     Regional Airport Authority of Louisville and Jefferson County, Kentucky,     7/05 at 102         AAA       5,166,750
                  Airport System Revenue Bonds, 1995 Series A, 5.625%, 7/01/25
                  (Alternative Minimum Tax)

  6,165,000     Louisville, Kentucky, Airport Lease Revenue, Series A, 7.875%, 2/01/19       2/99 at 103           A       6,506,171
                  (Alternative Minimum Tax)

  2,790,000     Louisville, Kentucky, Parking Authority, River City, First Mortgage          6/01 at 103           A       3,083,871
                  Revenue, 6.875%, 12/01/20
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 8.8%

    500,000     City of Covington, Kentucky, Municipal Properties Corporation, First         8/98 at 103      N/R***         518,660
                  Mortgage, City Hall Parking and Park Revenue Bonds, Series
                  1988A, 8.250%, 8/01/10 (Pre-refunded to 8/01/98)

  1,645,000     City of Edgewood, Kentucky, Public Properties Corporation, First            12/01 at 102       A2***       1,818,992
                  Mortgage Revenue Bonds (Public Facilities Project), Series 1991,
                  6.700%, 12/01/21 (Pre-refunded to 12/01/01)


                    Portfolio of Investments
                    Nuveen Flagship Kentucky Municipal Bond Fund (continued) May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

               City of Florence, Kentucky, Public Properties Corporation,
               First Mortgage Revenue Bonds (Recreational Facilities Project):
$   100,000      7.000%, 3/01/10 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***    $   110,163
    320,000      7.000%, 3/01/14 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***        353,411
    345,000      7.000%, 3/01/15 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***        381,021
    360,000      7.000%, 3/01/16 (Pre-refunded to 3/01/01)                                   3/01 at 103       A3***        397,588

  2,750,000    County of Hardin, Kentucky, Hospital Refunding Revenue Bonds,                10/98 at 103         AAA      2,869,983
                 Series 1988 (Hardin Memorial Hospital Project), 7.875%,
                 10/01/14 (Pre-refunded to 10/01/98)

 16,750,000    Jefferson County, Kentucky, Capital Projects Corporation,                2/01 at 24 11/16         AAA      3,698,903
                 Lease Revenue Bonds, Series 1989B, 0.000%, 8/15/19
                 (Pre-refunded to 2/15/01)

               Kenton County, Kentucky, Public Parks Corporation, Mortgage Revenue
                 Bonds, Series 1990:
  1,290,000      7.000%, 3/01/08 (Pre-refunded to 3/01/00)                                   3/00 at 101        A***      1,367,542
  1,070,000      7.100%, 3/01/10 (Pre-refunded to 3/01/00)                                   3/00 at 101        A***      1,136,115

    815,000    Kenton County, Kentucky, School District Finance Corporation,                12/01 at 102       A+***        901,472
                 School Building Revenue Bonds, Series 1991, 6.800%, 12/01/11
                 (Pre-refunded to 12/01/01)

    500,000    Kentucky Development Finance Authority, Sisters of Charity of                11/99 at 102         AAA        530,855
                 Nazareth Health Corporation, Hospital Revenue Bonds, Series
                 1989, 7.375%, 11/01/16

  9,070,000    Kentucky Development Finance Authority, Hospital Facilities                  10/01 at 102         AAA     10,066,340
                 Revenue Bonds, Series 1991A (St. Luke Hospital, Inc.), 7.000%,
                 10/01/21 (Pre-refunded to 10/01/01)

  2,795,000    Kentucky Infrastructure Authority, Revenue Bonds (Community                   9/98 at 102         AAA      2,879,465
                 Loan Program), Series 1988, 7.850%, 9/01/18 (Pre-refunded to
                 9/01/98)

  1,495,000    Kentucky Infrastructure Authority, Governmental Agencies                      8/99 at 102        A***      1,591,323
               Revenue Refunding Program, Series A,
                 7.800%, 8/01/08 (Pre-refunded to 8/01/99)

  1,800,000    Kentucky State Property and Buildings Commission, Project No. 48,             8/98 at 102       A+***      1,848,564
                 8.000%, 8/01/08 (Pre-refunded to 8/01/98)

  4,875,000    The Turnpike Authority of Kentucky, Economic Development Road             5/00 at 101 1/2         AAA      5,246,719
                 Revenue Bonds (Revitalization Projects), Series 1990, 7.250%, 5/15/10
                 (Pre-refunded to 5/15/00)

               Lexington, Kentucky, Fayette Urban County Government, Sewer
               System Revenue:
    830,000      7.600%, 7/01/07 (Pre-refunded 7/01/98)                                      7/98 at 102         AAA        849,273
    900,000      7.600%, 7/01/08 (Pre-refunded 7/01/98)                                      7/98 at 102         AAA        920,898

               Montgomery County, Kentucky, School District Finance Corporation,
               School Building Revenue:
    305,000      6.800%, 6/01/09 (Pre-refunded to 6/01/01)                                   6/01 at 102       A1***        333,838
    325,000      6.800%, 6/01/10 (Pre-refunded to 6/01/01)                                   6/01 at 102       A1***        355,729
    350,000      6.800%, 6/01/11 (Pre-refunded to 6/01/01)                                   6/01 at 102       A1***        383,093

    385,000    Puerto Rico Infrastructure Finance Authority, Series 1988A,                   7/98 at 102     BBB+***        393,974
                 7.750%, 7/01/08 (Pre-refunded to 7/01/98)

    500,000    Richmond, Kentucky, Water Gas and Sewer, Revenue Refunding                    7/98 at 102         AAA        511,525
                 Bond, Series B, 7.400%, 7/01/15 (Pre-refunded to 7/01/98)

  1,990,000    Western, Kentucky, University Revenues, Formerly Western                     12/00 at 102         AAA      2,189,239
                 Kentucky State College, Housing and Dining System, Series L,
                 7.400%, 12/01/10 (Pre-refunded to 12/01/00)

    940,000    Western, Kentucky, University Revenues, Formerly Western                     11/00 at 102         AAA      1,031,782
                 Kentucky State College, Educational Buildings, Series J, 7.400%,
                 5/01/10 (Pre-refunded to 11/01/00)

-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 10.2%

 10,000,000    County of Boone, Kentucky, Collateralized Pollution Control                   1/04 at 102         AAA     10,261,300
                 Revenue Refunding Bonds, 1994 Series A (The Cincinnati Gas and
                 Electric Company Project), 5.500%, 1/01/24

  5,030,000    County of Carroll, Kentucky, Collateralized Pollution Control                 2/02 at 102          AA      5,321,187
                 Revenue Bonds (Kentucky Utilities Company Project), 1992 Series B,
                 6.250%, 2/01/18

  1,000,000    County of Jefferson, Kentucky, Pollution Control Revenue                      6/00 at 102         Aa2      1,081,580
                 Bonds, 1990 Series A (Louisville Gas and Electric Company
                 Project), 7.450%, 6/15/15

  1,750,000    County of Jefferson, Kentucky, Pollution Control Revenue                      4/05 at 102         Aa2      1,854,230
                 Bonds, 1995 Series A (Louisville Gas and Electric Company
                 Project), 5.900%, 4/15/23

  1,250,000    Mercer County, Kentucky, Collateralized Pollution Control                     2/02 at 102          AA      1,331,263
                 Revenue, Kentucky Utilities Company Project, Series A, 6.250%,
                 2/01/18

   Principal                                                                        Optional Call                            Market
      Amount   Description                                                            Provisions*   Ratings**                 Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)
               Owensboro, Kentucky, Electric Light and Power Revenue, Series B:
$  7,100,000     0.000%, 1/01/11                                                     No Opt. Call         AAA          $  3,898,184
   6,475,000     0.000%, 1/01/12                                                     No Opt. Call         AAA             3,344,985
   7,900,000     0.000%, 1/01/17                                                     No Opt. Call         AAA             3,092,297
  13,300,000     0.000%, 1/01/18                                                     No Opt. Call         AAA             4,940,285
   5,100,000     0.000%, 1/01/19                                                     No Opt. Call         AAA             1,793,823
   4,725,000     0.000%, 1/01/20                                                     No Opt. Call         AAA             1,579,662

   2,500,000   Puerto Rico Electric Power Authority, Power                            7/08 at 101        BBB+             2,424,250
                 Revenue Bonds, Series DD, 5.000%, 7/01/28

   3,000,000   Puerto Rico Electric Power Authority, Power                            7/04 at 102        BBB+             3,211,530
                 Revenue Bonds, Series T, 6.000%, 7/01/16

   4,795,000   Trimble County, Kentucky, Pollution Control                           11/00 at 102         Aa2             5,237,674
                 Revenue, Louisville Gas and Electric Company,
                 Series A, 7.625%, 11/01/20 (Alternative
                 Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.0%

     625,000   City of Danville, Kentucky, Multi-City Lease                          12/01 at 103         AAA               681,625
                 Revenue Bonds (City of Radcliff Kentucky), Sewer
                 System Revenue Project, Series 1991 B, 6.875%, 3/01/19


   1,750,000   City of Henderson, Kentucky, Water and Sewer Revenue                  11/04 at 103         AAA             1,947,173
                 and Refunding Bonds, Series of 1994 A, 6.100%, 11/01/14

   2,040,000   Kenton County Water District No. 1, Water District                     2/05 at 102         AAA             2,156,198
                 Revenue Bonds, Series 1995 B, 5.700%, 2/01/20

     500,000   Kentucky Infrastructure Authority, Revolving Fund Program,             6/01 at 102           A               543,130
                 Series E, 6.500%, 6/01/11

   1,000,000   Kentucky Infrastructure Authority, Refunding, Governmental             8/03 at 102           A             1,037,340
                 Agencies Program, Series E, 5.750%, 8/01/18

               Kentucky Infrastructure Authority, Revolving Fund, Series J:
     440,000     6.300%, 6/01/10                                                      6/05 at 102           A               488,800
     360,000     6.350%, 6/01/11                                                      6/05 at 102           A               399,395
     600,000     6.375%, 6/01/14                                                      6/05 at 102           A               677,292

   1,690,000   Kentucky Infrastructure Authority, Governmental Agencies               8/05 at 102           A             1,891,540
                 Program, Series G, 6.375%, 8/01/14

     405,000   Kentucky Infrastructure Authority, Revenue Refunding,                  8/99 at 102           A               428,606
                 Governmental Agencies Program, Series, A, 7.800%, 8/01/08

               Louisville and Jefferson County, Metropolitan Sewer District
               (Commonwealth of Kentucky), Sewer and Drainage System
               Revenue Bonds, Series 1994A:
   2,720,000     6.750%, 5/15/19                                                     11/04 at 102         AAA             3,154,655
   2,070,000     6.500%, 5/15/24                                                     11/04 at 102         AAA             2,371,743
   2,500,000     6.750%, 5/15/25                                                     11/04 at 102         AAA             2,899,499

   3,865,000   Louisville and Jefferson County, Kentucky, Metropolitan                2/05 at 102         Aaa             3,930,781
                 Sewer District, Sewer and Drain System Revenue, Series A,
                 5.400%, 5/15/22

   6,000,000  Louisville and Jefferson County, Kentucky, Metropolitan                11/07 at 101         AAA             6,102,779
                Sewer District, Sewer and Drain System Refunding Revenue,
                Series B, 5.350%, 5/15/22

     500,000  Paducah, Kentucky, Waterworks Revenue Refunding,  6.700%, 7/01/09       7/01 at 102         AAA               547,764
-----------------------------------------------------------------------------------------------------------------------------------
$493,480,512  Total Investments - (cost $439,366,089) - 98.4%                                                           477,311,529
============-----------------------------------------------------------------------------------------------------------------------
              Temporary Investments in Short-Term Municipal Securities -0.4%

$  2,000,000  Puerto Rico Highway, Variable Rate Demand Bonds, 3.750%, 7/01/28                           A-1+             2,000,000
============-----------------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.2%                                                                        5,605,510
              ---------------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                                        $484,917,039
              =====================================================================================================================

              * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

              ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

              *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

              N/R Investment is not rated.

              + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
May 31, 1998



  Principal                                                                               Optional Call                 Market
     Amount   Description                                                                   Provisions*   Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------
              Consumer Staples - 0.2%

   $ 20,000   Newport, Kentucky, Industrial Building, Revenue Refunding, Louis             No Opt. Call         N/R   $ 20,178
               Trauth Dairy, Series A, 4.800%, 6/01/99
------------------------------------------------------------------------------------------------------------------------------
              Education and Civic Organizations - 13.5%

    500,000   City of Berea, Kentucky, Berea College, General Obligation Bonds,            No Opt. Call         Aaa    504,160
               Series 1998, 4.800%, 7/01/08 (Alternative Minimum Tax) (WI)
    500,000   Kentucky Higher Education Student Loan Corporation, Insured Student          No Opt. Call         Aaa    548,120
               Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03 (Alternative
               Minimum Tax)
    475,000   University of Kentucky, University Revenues, Consolidated Educational        No Opt. Call         AAA    492,580
               Buildings, Series O, 5.000%, 5/01/03
------------------------------------------------------------------------------------------------------------------------------
              Energy - 3.0%

    325,000   City of Ashland, Kentucky, Pollution Control Revenue Refunding Bonds      2/00 at 102 1/2        Baa1    347,240
               (Ashland Oil Inc. Project), Series 1988A, 7.375%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------
              Health Care - 22.7%

    580,000   Kentucky Development Finance Authority, Sisters of Charity of                11/01 at 102          A1    630,680
               Nazareth Health Corporation, Revenue Refunding Bonds, Series
               1991, 6.600%, 11/01/06
    270,000   Kentucky Economic Development Finance Authority, Medical Center              No Opt. Call         AAA    272,444
               Revenue Refunding and Improvement Bonds, Series 1993A (Ashland
               Hospital Corporation/Kings Daughter Medical Center Project),
               5.100%, 2/01/99
    500,000   Kentucky Economic Development Finance Authority, Hospital System             No Opt. Call         BBB    516,930
               Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
               Regional Healthcare, Inc. Project), 5.500%, 10/01/07
    385,000   Mc Cracken County, Kentucky, Hospital Revenue Refunding, Mercy Health        11/04 at 102         AAA    429,737
               System, Series A, 6.300%, 11/01/06
    710,000   Radcliff, Kentucky, Mortgage Revenue Refunding, Lincoln Trail Care,          No Opt. Call         AAA    741,055
               5.100%, 7/20/07
------------------------------------------------------------------------------------------------------------------------------
              Housing/Multifamily - 9.5%

    705,000   Louisville, Kentucky, Multifamily Revenue Refunding, Station House           No Opt. Call         Aa2    713,862
               Square Association, LP Project, 5.125%, 7/15/19
    360,000   Martin County, Kentucky, Mortgage Revenue Refunding, Assisted                 7/01 at 100          Aa    371,225
               Project, 5.375%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------
              Housing/Single Family - 1.8%

    100,000   Kentucky Housing Corporation, Housing Revenue Bonds, 1993 Series B            1/04 at 102         AAA    103,550
               (Federally Insured or Guaranteed Mortgage Loans), 5.150%, 7/01/07
    100,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally               No Opt. Call         AAA    102,398
               Insured or Guaranteed Mortgage Loans), 1995 Series F, 4.800%,
               7/01/03
------------------------------------------------------------------------------------------------------------------------------
              Long Term Care - 1.8%

    200,000   Kentucky Economic Development Finance Authority, Hospital Revenue            No Opt. Call         Aa3    205,056
               Refunding Bonds,Series 1996 (Green River Regional Mental Health/Mental
               Retardation Board, Inc.), 5.200%, 11/01/01
------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General - 2.6%

    280,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,             No Opt. Call           A    295,848
               Series 1993 (General Obligation Bonds), 5.375%, 7/01/05

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 21.2%

$   265,000    Hardin County (Kentucky), School District Finance Corporation,                6/01 at 103          A1    $   291,519
                 School Building Revenue Bonds, Series of 1991, 6.800%, 6/01/08

    300,000    Jefferson County, Kentucky, Capital Projects Corporation, Lease              No Opt. Call         AAA        317,439
                 Revenue Bonds, Series 1996A, 5.500%, 4/01/03

               City of Jeffersontown, Kentucky, Public Projects Refunding and
               Improvements, Certificates of Participation:
    505,000      4.850%, 11/01/04                                                           No Opt. Call           A        523,008
    100,000      5.000%, 11/01/05                                                           No Opt. Call           A        104,340

     50,000    Kentucky Interlocal School Transportation Association, Equipment             No Opt. Call          A1         51,788
                 Lease Revenue, 5.200%, 3/01/02

    775,000    Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of            No Opt. Call          Aa        816,811
                 Cities Funding Program), Series 1993A, 5.625%, 3/01/03

    325,000    Puerto Rico Commonwealth, Urban Renewal and Housing Corporation,             No Opt. Call         BBB        320,697
                 Commonwealth Appropriation Refunding, 0.000%, 10/01/98
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 8.9%

    300,000    Kenton County (Kentucky), Airport Board, Cincinnati/Northern                 No Opt. Call         AAA        308,658
                 Kentucky International Airport Revenue Bonds, Series 1996A, 5.000%,
                 3/01/02 (Alternative Minimum Tax)

    360,000    Kentucky State Turnpike Authority, Economic Development Road                 No Opt. Call         AAA        384,188
                 Revenue Refunding, Revitalization Projects, 5.400%, 7/01/05

    125,000    The Turnpike Authority of Kentucky, Resource Recovery, Road                  No Opt. Call          A+        125,224
                 Revenue Refunding Bonds, 1985 Series A, 6.000%, 7/01/09

    200,000    Regional Airport Authority of Louisville and Jefferson County,               No Opt. Call         AAA        200,318
                 Kentucky, Airport System Revenue Bonds, 1997 Series A, 5.750%,
                 7/01/98 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 0.5%

    250,000    Jefferson County, Kentucky, Capital Projects Corporation, Lease          2/01 at 24 11/16         AAA         55,208
                 Revenue Bonds, Series 1989B, 0.000%, 8/15/19 (Pre-refunded to 2/15/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 2.8%

    400,000    City of Owensboro, Kentucky, Electric Light and Power System                 No Opt. Call         AAA        315,872
                 Revenue Bonds, Series 1993A, 0.000%, 1/01/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 8.3%

    200,000    Kenton County, Water District No. 1, Water District Revenue                  No Opt. Call         AAA        214,302
                 Bonds, Series 1995B, 5.600%, 2/01/04

               Kentucky Infrastructure Authority, Revenue Refunding Wastewater Revolving
               Fund Program,Series C:
    150,000      5.300%, 6/01/03                                                            No Opt. Call           A        157,310
    200,000      5.500%, 6/01/05                                                            No Opt. Call           A        213,263

    350,000    Kentucky Infrastructure Authority, Governmental Agencies Program,            No Opt. Call           A        363,789
                 Revenue and Refunding Bonds, 1995 Series H, 5.200%, 8/01/02
-----------------------------------------------------------------------------------------------------------------------------------
$10,865,000    Total Investments - (cost $10,737,735) - 96.8%                                                            11,058,797
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.2%                                                                         361,840
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $11,420,637
               ====================================================================================================================

         * Optional Call Provision (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

         N/R  Investment is not rated.

         (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                 Portfolio of Investments
                 Nuveen Flagship Michigan Municipal Bond Fund
                 May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 0.3%

$ 1,055,000    Michigan Strategic Fund, Limited Obligation Revenue Bonds (WMX               12/03 at 102          A1     $1,108,562
                 Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 2.5%

  2,500,000    Michigan State Strategic Fund, Limited Obligation Refunding Revenue          No Opt. Call          A1      2,933,150
                 Bonds, Series 1991A, 7.100%, 2/01/06

  5,000,000    Michigan State Strategic Fund, Pollution Control Revenue Refunding,           9/05 at 102           A      5,441,950
                 General Motors Corporation, 6.200%, 9/01/20
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 1.5%

  1,000,000    Board of Control of Grand Valley State University, Michigan, General         10/98 at 102           A      1,034,510
                 Revenue Bonds, Series 1988, 7.875%, 10/01/08

    750,000    Michigan Higher Education Student Loan Authority, Student Loan,               6/06 at 102         Aaa        793,253
                 Series A, 5.750%, 6/01/13 (Alternative Minimum Tax)

  1,000,000    Board of Trustees of Michigan State University, General Revenue Bonds,        2/06 at 101         AAA        977,910
                 Series 1996, 5.000%, 2/15/26

  1,000,000    Oakland County Michigan Economic Development Corporation, Limited            11/04 at 102         Aa2      1,140,930
                 Obligation Revenue Refunding, Cranbrook Educational Community,
                 Series C, 6.900%, 11/01/14

  1,000,000    Board of Trustees of Western Michigan University (Michigan), General         11/02 at 102         AAA      1,104,160
                 Revenue Bonds, Series 1992A, 6.250%, 11/15/12
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 2.3%

  7,500,000    The Economic Development Corporation of Dickinson County (Michigan),         10/03 at 102        Baa1      7,831,050
                 Pollution Control Refunding Revenue Bonds (Champion International
                 Corporation Project), Series 1993, 5.850%, 10/01/18
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 23.8%

  1,000,000    The Economic Development Corporation of the City of Dearborn,                11/05 at 102         AAA      1,068,400
                 Hospital Revenue Bonds (Oakwood Obligated Group), Series 1995A,
                 5.750%, 11/15/15

    500,000    City of Farmington Hills, Hospital Finance Authority (Michigan),              2/02 at 102         AAA        549,940
                 Hospital Revenue Bonds (Botsford General Hospital), Series 1992A,
                 6.500%, 2/15/11

               City of Flint Hospital Building Authority, Revenue Rental Bonds,
               Series 1998B (Hurley Medical Center):
  1,000,000      5.375%, 7/01/18                                                             7/08 at 101         Baa        980,100
  1,000,000      5.375%, 7/01/28                                                             7/08 at 101         Baa        974,490

    500,000    County of Grand Traverse (Michigan), Hospital Finance Authority,              7/02 at 102         AAA        541,635
                 Hospital Revenue Refunding Bonds (Munson Healthcare Obligated Group),
                 Series 1992A, 6.250%, 7/01/22

  1,940,000    City of Kalamazoo (Michigan), Hospital Finance Authority, Hospital            5/03 at 102          A1      2,159,181
                 Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital),
                 Series 1992A, 6.375%, 5/15/17

  6,000,000    City of Kalamazoo (Michigan), Hospital Finance Authority, Hospital            5/06 at 102         AAA      6,369,120
                 Revenue Refunding and Improvement Bonds (Bronson Methodist Hospital),
                 Series 1996, 5.875%, 5/15/26

  1,290,000    Kent Hospital Finance Authority (Michigan), Hospital Revenue                 11/01 at 102         AAA      1,396,077
                 Refunding Bonds (Pine Rest Christian Hospital), Series 1992,
                 6.500%, 11/01/10

  3,530,000    Lake View Community Hospital Authority, Michigan Hospital Revenue             2/07 at 101         N/R      3,472,320
                 Refunding, 6.250%, 2/15/13

  3,000,000    Michigan State Hospital Finance Authority, Revenue Refunding,                 1/00 at 100        BBB+      3,036,360
                 Memorial Hospital, Owosso, Michigan, Series A, 7.375%, 1/01/03

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$    40,000    Michigan State Hospital Finance Authority, Revenue and                        8/98 at 102           A     $   41,129
                 Refunding Bonds (The Detroit Medical Center Obligated Group),
                 Series 1988B, 8.125%, 8/15/08

  6,500,000    Michigan State Hospital Finance Authority, Revenue and Refunding              8/03 at 102           A      7,089,355
                 Bonds (The Detroit Medical Center Obligated Group), Series 1993A,
                 6.500%, 8/15/18

  2,920,000    Michigan State Hospital Finance Authority, Revenue and Refunding              8/04 at 102           A      2,952,412
                 Bonds (The Detroit Medical Center Obligated Group), Series 1993B,
                 5.500%, 8/15/23

  1,000,000    Michigan State Hospital Finance Authority, Revenue Refunding,                 7/99 at 102         AAA      1,049,110
                 Oakland General Hospital, 7.000%, 7/01/15

  1,000,000    Michigan State Hospital Finance Authority, Revenue Refunding Bonds           11/01 at 102         AAA      1,082,240
                 (Sparrow Obligated Group), Series 1991, 6.500%, 11/15/11

  1,000,000    Michigan State Hospital Finance Authority, Revenue and Refunding              1/05 at 102         AA-      1,086,300
                 Bonds (Otsego Memorial Hospital, Gaylord, Michigan), Series
                 1995, 6.125%, 1/01/15

  2,000,000    Michigan State Hospital Finance Authority, Revenue Refunding, Port            7/05 at 102         AAA      2,064,860
                  Huron Hospital Obligation, 5.500%, 7/01/15

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                  No Opt. Call         BBB      1,074,410
                 Refunding Bonds (Gratiot Community Hospital, Alma, Michigan),
                 Series 1995, 6.100%, 10/01/07

  4,500,000    Michigan State Hospital Finance Authority, Hospital Revenue and               5/06 at 102          AA      4,470,570
                 Refunding Bonds (Henry Ford Health System), Series 1995A,
                 5.250%, 11/15/20

  1,000,000    Michigan State Hospital Finance Authority, Central Michigan                  10/06 at 102         BBB      1,056,430
                 Community Hospital, 6.250%, 10/01/27

  5,250,000    Michigan State Hospital Finance Authority (Mercy Health Services              8/06 at 101         AAA      5,305,073
                 Obligated Group), 1996 Series Q, 5.375%, 8/15/26

  2,000,000    Michigan State Hospital Finance Authority, Revenue Refunding                  8/07 at 101         AA-      2,057,180
                 (Mercy Health Services), Series S, 5.500%, 8/05/20

               Michigan State Hospital Finance Authority, Revenue and Refunding
               Bonds (Genesys Regional Medical Center Obligated Group),
               Series 1998A:
  1,000,000      5.500%, 10/01/18                                                           10/08 at 102         BBB        989,660
  4,000,000      5.500%, 10/01/27                                                           10/08 at 102         BBB      3,948,040

  2,000,000    Michigan State Hospital Finance Authority, Revenue and Refunding             No Opt. Call          A3      1,910,060
                 Bonds (Hackley Hospital Obligated Group), Series 1998A, 5.000%,
                 5/01/18 (WI)

               Pontiac, Michigan, Hospital Finance Authority, Revenue Refunding,
               NOMC Obligation Group:
  3,000,000      6.000%, 8/01/18                                                             8/03 at 102        BBB-      3,051,930
-----------------------------------------------------------------------------------------------------------------------------------
  5,165,000      6.000%, 8/01/23                                                             8/03 at 102        BBB-      5,251,669
-----------------------------------------------------------------------------------------------------------------------------------
  8,345,000    Royal Oak, Michigan, Hospital Finance Authority, Revenue Refunding,           1/06 at 102          AA      8,301,940
                 William Beaumont Hospital, 5.250%, 1/01/20

  2,000,000    City of Saginaw, Hospital Finance Authority (Saginaw General                 10/99 at 102        BBB+      2,115,820
                 Hospital), 7.625%, 10/01/08

    500,000    City of Saginaw (Michigan), Hospital Finance Authority (St. Lukes             7/01 at 102         AAA        541,550
                 Hospital), Revenue Refunding Bonds, Series 1991 C, 6.750%, 7/01/17

  1,000,000    Regents of the University of Michigan, Hospital Revenue Bonds,               12/00 at 100          AA      1,056,530
                 Series 1990, 6.375%, 12/01/24

  3,500,000    Regents of the University of Michigan, Medical Service Plan                  12/01 at 102         Aa2      3,795,260
                 Revenue Bonds, Series 1991, 6.500%, 12/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 3.4%

    435,000    Grand Rapids Housing Corporation, Multifamily Revenue Refunding               1/04 at 104         AAA        487,187
                 Bonds, Series 1992 (FHA Insured Mortgage Loan--Section 8
                 Assisted, Elderly Project), 7.375%, 7/15/41

    750,000    Grand Rapids Housing Finance Authority, Multifamily Housing                   9/04 at 100         AAA        824,978
                 Refunding Revenue Bonds, Series 1990A (Fannie Mae Collateralized),
                 7.625%, 9/01/23

  1,190,000    Michigan State Housing Development Authority, Limited Obligation             10/05 at 102         Aaa      1,276,620
                 Multi-Family Revenue Refunding Bonds, Series 1995A (GNMA
                 Collateralized Program--Parc Pointe Apartments), 6.500%,
                 10/01/15

  6,000,000    Michigan State Housing Development Authority, Series I, 0.000%,              No Opt. Call         AA-      1,595,520
                 4/01/14

  5,000,000    Michigan State Housing Development Authority, Rental Housing                  4/01 at 102         AA-      5,362,150
                 Revenue Bonds, 1990 Series B, 7.550%, 4/01/23

               Portfolio of Investments
               Nuveen Flagship Michigan Municipal Bond Fund (continued) May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

   $290,000    Michigan State Housing Development Authority, Rental Housing Revenue         No Opt. Call         AA-     $  311,448
                 Bonds, 1991 Series B, 7.100%, 4/01/21

    460,000    Michigan State Housing Development Authority, Rental Housing Revenue         10/02 at 102         AA-        494,422
                 Bonds, 1992 Series A, 6.650%, 4/01/23

  1,000,000    Michigan State Housing Development Authority, Rental Housing Revenue          6/05 at 102         AAA      1,060,980
                 Bonds, 1995 Series B, 6.150%, 10/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 4.7%

               Michigan State Housing Development Authority, Single Family Mortgage
                 Revenue, Series A:
  2,000,000      6.450%, 12/01/14                                                            6/04 at 102         AA+      2,124,360
  1,280,000      7.500%, 6/01/15                                                             6/00 at 102         AA+      1,338,509
    415,000      7.700%, 12/01/16                                                            6/99 at 102         AA+        426,126
  1,250,000      6.050%, 12/01/27 (Alternative Minimum Tax)                                  6/07 at 102         AAA      1,314,638

  3,250,000    Michigan State Housing Development Authority, Single Family Mortgage         12/00 at 102         AA+      3,419,293
                 Revenue, Series C, 7.550%, 12/01/15

  3,930,000    Michigan State Housing Development Authority, Single Family Mortgage         12/04 at 102         AA+      4,124,181
                 Revenue Refunding, Series C, 6.500%, 6/01/16

  1,500,000    Michigan State Housing Development Authority, Single Family Mortgage          6/05 at 102         AA+      1,612,635
                 Revenue Bonds, 1995 Series A, 6.800%, 12/01/16

  1,500,000    Michigan State Housing Development Authority, Single Family Mortgage         12/06 at 102         AA+      1,579,005
                 Revenue, Series D, 5.950%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care - 2.5%

  2,500,000    The Economic Development Corporation of the City of Kalamazoo (Kalamazoo      5/07 at 102         BBB      2,647,475
                 County, Michigan), Limited Obligation Revenue and Refunding Bonds
                 (Friendship Village of Kalamazoo), Series 1997A, 6.250%, 5/15/27

  1,200,000    Michigan State Hospital Finance Authority, Revenue Bonds (Presbyterian        7/05 at 102         N/R      1,288,428
                 Villages of Michigan Obligation Group), 6.500%, 1/01/25

               Michigan State Hospital Finance Authority, Revenue Bonds (Presbyterian
               Villages of Michigan Obligation Group), Series 1997:
    600,000      6.375%, 1/01/15                                                             1/07 at 102         N/R        644,172
    500,000      6.375%, 1/01/25                                                             1/07 at 102         N/R        534,320

               Michigan Strategic Fund, Limited Obligation Revenue Bonds (Porter Hills
               Presbyterian Village Inc. Project), Series 1998:
    400,000      5.300%, 7/01/18                                                             7/08 at 101           A        400,644
  2,675,000      5.375%, 7/01/28                                                             7/08 at 101           A      2,654,750

    250,000    The Economic Development Corporation of the City of Warren, Nursing Home      3/02 at 101         Aaa        265,868
                 Revenue Refunding Bonds (GNMA Mortgage-Backed Security-Autumn Woods
                 Project), Series 1992, 6.900%, 12/20/22
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 16.3%

    400,000    County of Bay, Michigan, Bay County West Side Regional Sewage Disposal       11/98 at 102           A        411,252
                 System Bonds, 6.400%, 5/01/02

  5,000,000    Brighton Area Schools, County of Livingston, State of Michigan, 1992         No Opt. Call         AAA      1,626,100
                 Refunding Bonds, Series II (General Obligation Unlimited Tax),
                 0.000%, 5/01/20

  3,600,000    School District of the City of Detroit, Wayne County, Michigan, School        5/06 at 102         AAA      3,792,204
                 Building and Site Improvement Bonds (Unlimited Tax General Obligation),
                 Series 1996A, 5.700%, 5/01/25

    500,000    City of East Lansing Building Authority, County of Ingham, State of          10/99 at 102          AA        529,420
                 Michigan, Building Authority Refunding Bonds, Series 1991,
                 7.000%, 10/01/16

  2,430,000    School District of the City of Garden City, County of Wayne, State of         5/04 at 101         AAA      2,692,926
                 Michigan, 1994 Refunding Bonds (General Obligation - Unlimited Tax),
                 6.400%, 5/01/11

  1,000,000    Lake Orion Community School District, County of Oakland, State of             5/05 at 101         AAA      1,027,070
                 Michigan, 1995 Refunding Bonds (General Obligation-Unlimited Tax),
                 5.500%, 5/01/20


  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$ 1,000,000     School District of the City of Lincoln Park, County of Wayne, State of       5/08 at 100         AAA     $   972,100
                  Michigan, 1998 Refunding Bonds (Unlimited Tax), 5.000%, 5/01/26 (WI)

    510,000     Livingston County, Michigan, Genoa, Oceola Sanitation Sewer No. 1,           5/99 at 102           A         530,247
                  6.000%, 5/01/08

  2,700,000     Livonia, Michigan Public Schools School District, Series II,                No Opt. Call         AAA       1,719,441
                  0.000%, 5/01/08

  2,410,000     Mona Shores, Michigan, School District, School District                      5/05 at 102         AAA       2,529,849
                  Building and Site, 5.500%, 5/01/14

                Okemos Public Schools, County of Ingham, State of Michigan, 1993
                Refunding Bonds:
  1,000,000       0.000%, 5/01/17                                                           No Opt. Call         AAA         381,360
  1,020,000       0.000%, 5/01/18                                                           No Opt. Call         AAA         368,954

  1,500,000     Portage Lake, Michigan, Water and Sewer Authority, Refunding,               10/05 at 102         AAA       1,665,450
                  6.200%, 10/01/20

                Commonwealth of Puerto Rico, Public Improvement Bonds of 1994
                (General Obligation Bonds):
  3,125,000       6.450%, 7/01/17                                                            7/04 at 102         AAA       3,545,500
  2,370,000       6.500%, 7/01/23                                                        7/04 at 101 1/2         AAA       2,695,211

    500,000     Redford Union Schools, District No. 1, County of Wayne, State               No Opt. Call         AAA         499,285
                  of Michigan, 1997 Refunding Bonds (General
                  Obligation - Unlimited Tax), 5.000%, 5/01/22

  2,420,000     Rockford Public Schools, Kent County, 1997 School Building                   5/07 at 100         AAA       2,426,728
                  and Site Bonds, General Obligation Unlimited Tax, 5.250%, 5/01/27

  1,650,000     Saint Clair County Building Authority, Michigan, General                     4/06 at 101         AAA       1,698,807
                  Obligation Bonds, 5.375%, 4/01/15

    750,000     South Lyon Community Schools, Counties of Oakland, Washtenaw                 5/01 at 102         AA+         802,763
                  and Livingston, State of Michigan, 1991 Refunding Bonds
                  (General Obligation-Unlimited Tax), 6.250%, 5/01/14

  2,925,000     Spring Lake Public Schools, General Obligation Bonds, Series                 5/07 at 100         AAA       3,068,647
                  1997, 5.700%, 5/01/23

                Waterford, Michigan, School District:
  2,470,000       6.370%, 6/01/14                                                            6/04 at 101         AAA       2,773,884
  2,500,000       6.250%, 6/01/23                                                            6/04 at 101         AAA       2,791,150

  5,000,000     Wayland, Michigan, Unit School District, 6.250%, 5/01/14                     5/05 at 101         AAA       5,636,250

  1,250,000     Wayne County, Michigan, Building Authority, Capital Improvement,             6/06 at 102         AAA       1,266,500
                  Series A, 5.250%, 6/01/16

  3,270,000     West Ottawa, Michigan, Public School District Refunding, 0.000%, 5/01/17    No Opt. Call         AAA       1,247,047

  2,000,000     Western Townships Utilities Authority, Sewage Disposal System                1/99 at 102        BBB+       2,086,040
                  Bonds, Series 1989, 8.200%, 1/01/18

  1,000,000     Western Townships Utilities Authority, Sewage Disposal System Refunding      1/02 at 100         AAA       1,071,370
                  Bonds, Series 1991, 6.500%, 1/01/10

  5,175,000     Williamston Community School District, General Obligation-Unlimited Tax,    No Opt. Call         AAA       5,547,341
                  Series 1996, 5.500%, 5/01/25
-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited -- 16.3%

  2,000,000     City of Detroit Building Authority, Building Authority Revenue Bonds         2/07 at 101           A       2,150,700
                  (District Court Madison Center), Series A, 6.150%, 2/01/11

 10,700,000     City of Detroit (Michigan), Downtown Development Authority,                  7/06 at 102          A-      11,555,358
                  Tax Increment Refunding Bonds (Development Area No. 1
                  Projects), Series 1996C, 6.250%, 7/01/25

  9,460,000     Detroit/Wayne County Stadium Authority (State of Michigan), Building         2/07 at 102         AAA       9,489,988
                  Authority, Series 1997 (Wayne County Limited Tax General
                  Obligation), 5.250%, 2/01/27

                Downtown Development Authority of the City of Grand Rapids, Michigan, Tax
                Increment Revenue Bonds, Series 1994:
  3,985,000       0.000%, 6/01/17                                                           No Opt. Call         AAA       1,513,304
  3,495,000       0.000%, 6/01/18                                                           No Opt. Call         AAA       1,258,829
  1,650,000       6.875%, 6/01/24                                                            6/04 at 102         AAA       1,879,482

  2,000,000     Lansing, Michigan, Building Authority, Refunding, 5.600%, 6/01/19            6/05 at 101         AA+       2,086,740

    250,000     Michigan Municipal Bond Authority, State Revolving Fund Revenue Bonds,      12/01 at 100         AAA         251,443
                  Series 1992A, 4.750%, 12/01/09

  5,500,000     Michigan Municipal Bond Authority, Revenue Refunding, Government Loan,      No Opt. Call         AAA       3,576,210
                  Series A, 0.000%, 12/01/07

  2,800,000     Michigan Municipal Bond Authority, Local Government Loan, Series            No Opt. Call         AAA       1,773,240
                  C, 0.000%, 6/15/08




               Portfolio of Investments
               Nuveen Flagship Michigan Municipal Bond Fund (continued)
               May 31, 1998

  Principal                                                                                Optional Call                     Market
  Amount       Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

               State Building Authority, State of Michigan, 1991 Revenue Refunding
                 Bonds, Series I:
 $1,000,000      6.750%, 10/01/11                                                           10/01 at 102          AA     $1,089,450
  5,000,000      6.250%, 10/01/20                                                           10/01 at 102          AA      5,344,600

  7,585,000    State Building Authority, State of Michigan, 1991 Revenue Bonds,             10/01 at 102          AA      8,107,758
                 Series II, 6.250%, 10/01/20

  2,260,000    Puerto Rico Highway and Transportation Authority, 6.625%, 7/01/12         7/02 at 101 1/2           A      2,482,587

  1,500,000    Puerto Rico Highway and Transportation Authority, Transportation              7/08 at 101           A      1,449,600
               Revenue Bonds, Series A, 5.000%, 7/01/38

  1,085,000    Romulus, Michigan, Tax Increment Finance Authority, Limited                  11/06 at 100         N/R      1,153,594
               Obligation Revenue, 6.750%, 11/01/19

    250,000    Capital Region Airport Authority (Lansing, Michigan), Airport                 7/02 at 102         AAA        273,408
               Revenue Bonds, Series 1992, 6.700%, 7/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 16.7%

  1,000,000    City of Battle Creek, County of Calhoun, State of Michigan,                   5/04 at 102     BBB+***      1,186,130
                 Battle Creek Downtown Development Authority, 1994 Development Bonds,
                 7.600%, 5/01/16 (Pre-refunded to 5/01/04)

  1,800,000    City of Battle Creek, County of Calhoun, State of Michigan, Tax               5/04 at 102       A-***      2,120,544
                 Increment Finance Authority, 1994 Development Bonds, 7.400%, 5/01/16
                 (Pre-refunded to 5/01/04)

  1,000,000    City of Bay City, County of Bay, State of Michigan, Electric                  1/01 at 102         AAA      1,081,730
               Utility System Revenue Bonds, 1991 Series, 6.600%, 1/01/12
                 (Pre-refunded to 1/01/01)

  1,895,000    Buena Vista School District, County of Saginaw, State of                      5/01 at 102      N/R***      2,093,520
                 Michigan, 1991 School Building and Site Bonds (General Obligation
                 Unlimited Tax), 7.200%, 5/01/16 (Pre-refunded to 5/01/01)

  1,000,000    The Central Michigan University Board of Trustees, General                   10/00 at 102       A+***      1,084,630
                 Revenue Bonds, Series 1990, 7.000%, 10/01/10 (Pre-refunded to 10/01/00)

    750,000    City of Detroit, Michigan, General Obligation Bonds (Unlimited                4/01 at 102         AAA        842,558
                 Tax), Series 1991, 8.000%, 4/01/11 (Pre-refunded to 4/01/01)

    300,000    School District of the City of Detroit, Wayne County, Michigan,               5/00 at 102      N/R***        326,073
                 School Building and Site Bonds, Series XXIII, 7.750%, 5/01/10
                 (Pre-refunded to 5/01/00)

  1,650,000    School District of the City of Detroit, Wayne County, Michigan,               5/01 at 102      AA+***      1,818,663
                 School Building and Site Bonds (Unlimited Tax General Obligation),
                 Series 1991, 7.150%, 5/01/11 (Pre-refunded to 5/01/01)

  1,000,000    City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,          7/99 at 101 1/2         AAA     1,050,090
                 Series 1989, 7.125%, 7/01/19 (Pre-refunded to 7/01/99)

  2,000,000    City of Detroit, Michigan, Water Supply System Revenue Bonds,                 7/00 at 102         AAA     2,168,900
                 Series 1990, 7.250%, 7/01/20 (Pre-refunded to 7/01/00)

    500,000    City of Farmington Hills Hospital Finance Authority (Michigan),               2/02 at 102         AAA       549,940
                 Hospital Revenue Bonds (Botsford General Hospital), Series 1992A,
                 6.500%, 2/15/22 (Pre-refunded to 2/15/02)

  3,000,000    City of Grand Rapids, Michigan, Water Supply System Improvement               1/00 at 102         AAA     3,208,950
                 Revenue Bonds, Series 1990, 7.250%, 1/01/20 (Pre-refunded to 1/01/00)

  2,500,000    Haslett Public Schools, Counties of Ingham, Clinton and                       5/00 at 101      AA+***     2,685,575
                 Shiawassee, State of Michigan, 1990 School Building and Site Bonds,
                 7.500%, 5/01/20 (Pre-refunded to 5/01/00)

    750,000    City of Hudsonville Building Authority, County of Ottawa, State              10/02 at 102         AAA       836,843
                 of Michigan, Building Authority Refunding Bonds, Series 1992, 6.600%,
                 10/01/17 (Pre-refunded to 10/01/02)

  2,000,000    Huron Valley School District, Counties of Oakland and                         5/01 at 102      N/R***     2,198,220
                 Livingston, State of Michigan, 1991 School Building and Site Bonds,
                   7.100%, 5/01/08 (Pre-refunded to 5/01/01)

  4,000,000    Lake Orion, Michigan, Community School District, Refunding,                   5/05 at 101         AAA     4,682,080
                 7.000%, 5/01/15 (Pre-refunded to 5/01/05)
                 City of Marquette, Hospital Finance Authority, Hospital Revenue
                 Refunding Bonds (Marquette General Hospital, Marquette, Michigan),
                 1989 Series C:

    930,000      7.500%, 4/01/07 (Pre-refunded to 4/01/99)                                   4/99 at 102       A+***       976,537

  2,240,000      7.500%, 4/01/19 (Pre-refunded to 4/01/99)                                   4/99 at 102       A+***     2,352,090

    825,000    Menominee, Michigan, Area Public School District, 7.400%, 5/01/20             5/00 at 102      AA+***       893,343
                 (Pre-refunded to 5/01/00)

  3,000,000    Michigan Higher Education Facilities Authority, Limited                       5/01 at 103        A***     3,347,070
                 Obligation, Aquinas College Project, 7.350%, 5/01/11 (Pre-refunded to 5/01/01)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

 $  555,000    Michigan Municipal Bond Authority, State Revolving Fund Reserve              10/02 at 102      AA+***    $   618,553
               Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

               Michigan Municipal Bond Authority, State Revolving Fund Revenue
               Bonds, Series 1994:
    950,000      7.000%, 10/01/04                                                           No Opt. Call         AA+      1,094,619
  1,000,000      6.500%, 10/01/14 (Pre-refunded to 10/01/04)                                10/04 at 102      AA+***      1,141,230
  1,000,000      6.500%, 10/01/17 (Pre-refunded to 10/01/04)                                10/04 at 102      AA+***      1,141,230

    500,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds            12/02 at 102         AAA        564,795
                 (MidMichigan Obligated Group), Series 1992, 6.900%, 12/01/24
                 (Pre-refunded to 12/01/02)

  1,000,000    Michigan State Hospital Finance Authority, Henry Ford Health                  7/00 at 102         AAA      1,078,860
                 System, Series A, 7.000%, 7/01/10 (Pre-refunded to 7/01/00)

  6,000,000    Michigan Hospital Finance Authority (Oakwood Hospital Obligated               7/00 at 102         AAA      6,485,040
                 Group), 7.100%, 7/01/18 (Pre-refunded to 7/01/00)

    800,000    Michigan State Hospital Finance Authority, Sisters of Mercy                   2/01 at 102         AAA        878,480
                 Health Corporation, 7.200%, 2/15/18 (Pre-refunded to 2/15/01)

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds            11/01 at 102      Aa2***      1,109,590
                 (Daughters of Charity National Health System-Providence Hospital),
                 Series 1991, 7.000%, 11/01/21 (Pre-refunded to 11/01/01)

  2,400,000    Oakland County, Michigan, Economic Development Corporation,                   1/00 at 102      N/R***      2,648,232
                 Limited Obligation Revenue, Pontiac Osteopathic Hospital
                 Project, 9.625%, 1/01/20 (Pre-refunded to 1/01/00)

  1,800,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue,                  7/00 at 102         AAA      1,971,414
                 Series Q, 7.750%, 7/01/16 (Pre-refunded to 7/01/00)

  1,040,000    Rockford Public Schools, County of Kent, State of Michigan, 1990              5/00 at 101      N/R***      1,113,611
                 School Building and Site Refunding Bonds (General Obligation
                 Bonds), 7.375%, 5/01/19 (Pre-refunded to 5/01/00)

    180,000    Saginaw-Midland Municipal Water Supply Corporation, State of                  9/04 at 102        A***        208,737
                 Michigan, Water Supply Revenue Bonds (Limited Tax General
                 Obligation), Series 1992, 6.875%, 9/01/16 (Pre-refunded
                 to 9/01/04)

  7,000,000    Vicksburg Community Schools, Counties of Kalamazoo and St.                 5/06 at 37 1/4         AAA      1,837,360
                 Joseph, State of Michigan, 1991 School Building and Site
                 Bonds, 0.000%, 5/01/20 (Pre-refunded to 5/01/06)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 3.4%

    400,000    Michigan Public Power Agency, Belle River Project Refunding                   1/03 at 102         AA-        400,644
                 Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

  3,000,000    Michigan State South Central Power Agency, Power Supply System               11/04 at 102        BBB+      3,415,890
                 Revenue Refunding, 7.000%, 11/01/11

  3,500,000    Michigan State Strategic Fund, Limited Obligation Revenue                     6/04 at 102         AAA      3,901,240
                 Refunding, Detroit Education Company, Series B, 6.450%, 6/15/24

  1,000,000    Monroe County, Michigan, Economic Development Corporation,                   No Opt. Call         AAA      1,269,020
                 Limited Obligation Revenue Refunding Collateralized, Detroit
                 Edison Company, Series Aa, 6.950%, 9/01/22

  1,000,000    County of Monroe, Michigan, Pollution Control Revenue Bonds (The             No Opt. Call         AAA      1,106,360
                 Detroit Edison Company Project), Series A-1994, 6.350%, 12/01/04
                 (Alternative Minimum Tax)

  4,000,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly                No Opt. Call         AAA      1,569,920
                 Puerto Rico Commonwealth Water Resource Authority Power, Capital
                 Appreciation Refunding, Series N, MBIA, IBC, 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.3%

               City of Detroit, Michigan, Sewage Disposal System, Revenue Refunding
               Bonds, Series 1995-B:
  1,500,000      5.250%, 7/01/15                                                             7/05 at 101         AAA      1,525,950
 10,500,000      5.250%, 7/01/21                                                             7/05 at 101         AAA     10,529,610

  2,885,000    City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,              7/07 at 101         AAA      2,813,856
                 Series 1997-A, 5.000%, 7/01/22

  1,570,000    City of Detroit, Michigan, Water Supply System Revenue, Second               No Opt. Call         AAA      1,701,235
                 Lien Bonds, Series 1995-A, 5.550%, 7/01/12

  2,230,000    City of Detroit, Michigan, Water Supply System Revenue, Second               No Opt. Call         AAA      2,416,405
                 Lien Bonds, Series 1995-B, 5.550%, 7/01/12

                    Portfolio of Investments
                    Nuveen Flagship Michigan Municipal Bond Fund (continued) May 31, 1998

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$  1,000,000   City of Grand Rapids, Michigan, Sanitary Sewer System Improvement             1/00 at 102        AA--   $  1,063,349
                 Revenue Refunding Bonds, Series 1990, 7.000%, 1/01/16

   1,250,000   Michigan Municipal Bond Authority, State Revolving Fund, 5.125%,             10/07 at 101         AA+      1,247,437
                 10/01/20
------------------------------------------------------------------------------------------------------------------------------------
$348,855,000   Total Investments -- (cost $309,809,533) -- 100.0%                                                       340,187,675
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 0.0%                                                                       (123,085)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                                      $340,064,590
               =====================================================================================================================


         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

         *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

         N/R  Investment is not rated.

         (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

                    Portfolio of Investments
                    Nuveen Flagship Michigan Municipal Bond Fund (continued)
                    May 31, 1998

   Principal                                                                              Optional Call                     Market
      Amount   Description                                                                  Provisions*   Ratings**          Value
----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials -- 0.3%

  $1,650,000   Toledo, Lucas County, Ohio, Port Authority, Port Revenue                     3/02 at 102        AA--     $1,846,218
                Refunding Facilities, Cargill Inc. Project, 7.250%, 3/01/22
----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods -- 0.2%

   1,425,000   Ohio Water Development Authority, Revenue Bonds, USA Waste                   3/02 at 102         N/R      1,545,498
                Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples -- 0.1%

   1,000,000   Summit County, Ohio, Industrial Development Revenue, Century                11/99 at 100         Aa1      1,022,880
                Products Inc. Project, 7.750%, 11/01/05
----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations -- 4.4%

   1,000,000   Kent State University (A State University of Ohio), General                  5/02 at 102         AAA      1,091,710
                Receipts Bonds, Series 1992, 6.500%, 5/01/22

   2,050,000   Miami University, Ohio, University Revenues, 6.900%, 12/01/04               12/99 at 102          A+      2,175,583

   3,500,000   State of Ohio, Education Loan Revenue Bonds, Series 1997
                (Supplemental Student Loan Program), 1997A1, 5.850%, 12/01/19                6/07 at 102         AAA      3,635,275
                (Alternative Minimum Tax)

   1,750,000   State of Ohio (Ohio Higher Educational Facility Commission),                12/04 at 102         AAA      1,852,235
                Higher Educational Facility Revenue Bonds (University of Dayton,
                1994 Project), 5.800%, 12/01/19

   2,025,000   State of Ohio (Ohio Higher Educational Facility Commission),                12/03 at 102         AAA      2,267,312
                Higher Educational Facility Mortgage Revenue Bonds (University of
                Dayton, 1992 Project), 6.600%, 12/01/17

   1,200,000   State of Ohio (Ohio Higher Educational Facility Commission),                 9/06 at 101         N/R      1,256,364
                Higher Educational Facility Revenue Bonds (The University of
                Findlay, 1996 Project), 6.125%, 9/01/16

   7,000,000   State of Ohio, Higher Educational Facility Revenue Bonds (Xavier             5/07 at 102         AAA      7,136,360
                University 1997 Project), 5.375%, 5/15/22
               Ohio Higher Educational Facility Commission, Case Western Reserve
                University, Ohio:
   1,870,000   7.125%, 10/01/14                                                            10/00 at 102          AA      2,037,608
     750,000   6.500%, 10/01/20                                                            No Opt. Call          AA        902,565

   2,250,000   Ohio State Higher Educational Facility, John Carroll University              4/07 at 102          A2      2,387,790
                Project Revenue, 5.750%, 4/01/19

   4,250,000   University of Cincinnati (Ohio), General Receipts Bonds, Series              6/07 at 100         AAA      4,321,273
                AB, 5.375%, 6/01/20

   1,230,000   Youngstown State University, Ohio, General Receipts, 6.000%,                12/04 at 102         AAA      1,375,386
                12/15/16
----------------------------------------------------------------------------------------------------------------------------------
               Energy -- 0.5%

   2,125,000   County of Ashtabula, Ohio, Industrial Development Refunding                  5/02 at 102        Baa1      2,299,165
                Revenue Bonds, 1992 Series A (Ashland Oil, Inc. Project), 6.900%,
                5/01/10

   1,000,000   Ohio Air Quality Development Authority, State of Ohio, Air                   4/01 at 102        Baa1      1,062,490
                Quality Development Refunding Revenue Bonds, Series 1992 (Ashland
                Oil, Inc. Project), 6.850%, 4/01/10
----------------------------------------------------------------------------------------------------------------------------------
               Health Care -- 14.9%

   1,250,000   County of Butler, Ohio, Hospital Facilities Revenue Refunding and            1/02 at 102       BBB--      1,357,088
                Improvement Bonds, Series 1991 (Fort Hamilton-Hughes Memorial
                Hospital Center), 7.500%, 1/01/10

               City of Cambridge, Ohio, Hospital Revenue Refunding Bonds, Series
                1991 (Guernsey Memorial Hospital Project):
     500,000   8.000%, 12/01/06                                                            12/01 at 102         BBB        556,610
   1,000,000   8.000%, 12/01/11                                                            12/01 at 102         BBB      1,112,190

Portfolio of Investments

May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 1,500,000    County of Cuyahoga, Ohio, Hospital Improvement and Refunding Revenue          1/06 at 102         AAA   $  1,560,390
                 Bonds, Series 1996A (University Hospitals Health System, Inc. Project),
                 5.625%, 1/15/26

  1,000,000    County of Cuyahoga, Ohio, Hospital Improvement and Refunding Revenue          2/07 at 102         AAA      1,046,190
                 Bonds, Series 1997 (The MetroHealth System Project), 5.625%, 2/15/17

  2,000,000    Cuyahoga County, Ohio, Industrial Development Refunding Revenue Bonds,        8/01 at 103         AAA      2,206,320
                 Series 1991 (University Health Care Center Project), 7.300%, 8/01/11

  2,010,000    County of Erie, Ohio, Hospital Improvement and Refunding Revenue Bonds,       1/02 at 102           A      2,195,302
                 Series 1992 (Firelands Community Hospital Project), 6.750%, 1/01/08

               County of Franklin, Ohio, Hospital Refunding and Improvement Revenue
               Bonds, 1996 Series A (The Childrens Hospital Project):
  1,575,000      5.750%, 11/01/15                                                           11/06 at 101          Aa      1,667,689
  5,275,000      5.875%, 11/01/25                                                           11/06 at 101          Aa      5,614,130

               County of Franklin, Ohio, Hospital Revenue Bonds, Holy Cross Health
               Systems Corporation, Series 1996:
    965,000      5.800%, 6/01/16                                                             6/06 at 102          AA      1,019,822
  2,000,000      5.875%, 6/01/21                                                             6/06 at 102          AA      2,142,960

  1,500,000    Franklin County, Ohio, Hospital Revenue Refunding Bonds (Holy Cross           6/00 at 102         AAA      1,624,515
                 Health System--Mt. Carmel Health), Series 1990-A, 7.625%, 6/01/09

               City of Garfield Heights, Ohio, Hospital Improvement and Refunding
               Revenue Bonds, Series 1992B (Marymount Hospital Project):
  3,000,000      6.650%, 11/15/11                                                           11/02 at 102           A      3,272,790
  3,500,000      6.700%, 11/15/15                                                           11/02 at 102           A      3,822,245

  3,000,000    County of Hamilton, Ohio, Hospital Facilities Revenue Refunding Bonds,        1/03 at 102           A      3,246,030
                 Series 1992A (Bethesda Hospital, Inc.), 6.250%, 1/01/12

  1,720,000    Franciscan Sisters of the Poor Health System, Inc., Hamilton County,          7/02 at 102        Baa1      1,858,305
                 Ohio, Health System Revenue Bonds, Providence Hospital Issue, Series
                 1992, 6.875%, 7/01/15

  7,890,000    Lorain County, Ohio, Hospital Revenue Refunding, EMH Regional Medical        11/05 at 102         AAA      7,979,788
                 Center, 5.375%, 11/01/21

  2,250,000    County of Lorain, Ohio, Hospital Facilities Revenue Bonds, Series 1997 B      9/07 at 102         AAA      2,326,163
                 (Catholic Healthcare Partners), 5.500%, 9/01/27

  1,000,000    County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series 1990A       8/00 at 102         AAA      1,071,800
                 (St. Vincent Medical Center), 6.750%, 8/15/20

  3,000,000    County of Lucas, Ohio, Hospital Improvement Revenue Bonds, Series 1992        8/02 at 102         AAA      3,289,470
                 (St. Vincent Medical Center), 6.500%, 8/15/12

    500,000     Mansfield, Hospital Improvement Revenue (Mansfield General Hospital),       12/01 at 102         AAA        546,765
                 6.700%, 12/01/09

  2,000,000    County of Marion, Ohio, Hospital Refunding and Improvement Revenue Bonds,     5/06 at 102        BBB+      2,191,880
                 Series 1996 (The Community Hospital), 6.375%, 5/15/11

  1,250,000    Maumee Hospital Facilities Revenue (St. Lukes Hospital), 5.800%, 12/01/14    12/04 at 102         AAA      1,338,788

  4,405,000    County of Miami, Ohio, Hospital Facilities Revenue Refunding and              5/06 at 102         BBB      4,681,722
                 Improvement Bonds, Series 1996A (Upper Valley Medical Center), 6.250%,
                 5/15/16

  4,205,000    Miami County, Ohio, Hospital Facilities Revenue Refunding & Improvement,      5/06 at 102         BBB      4,469,158
                 Upper Valley Medical Center, Series C,  6.250%, 5/15/13

               City of Middleburg Heights, Ohio, Hospital Improvement Refunding Revenue
               Bonds, Series 1995 (Southwest General Health Center Project):
  4,000,000      5.625%, 8/15/15                                                             8/08 at 102         AAA      4,233,600
  2,000,000      5.750%, 8/15/21                                                             8/08 at 102         AAA      2,130,020

 11,000,000    Montgomery County, Ohio, Health System Revenue Bonds, Franciscan Medical      1/08 at 102        Baa1     11,018,040
                 Center Dayton Campus Issue, Series 1997, 5.500%, 7/01/18

               County of Montgomery, Ohio, Hospital Facilities Revenue Refunding and
               Improvement Bonds, Series 1996 (Kettering Medical Center):
  1,500,000      5.625%, 4/01/16                                                             4/06 at 102         AAA      1,568,490
  7,000,000      6.250%, 4/01/20                                                            No Opt. Call         AAA      8,183,070


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)
-----------------------------------------------------------------------------------------------------------------------------------
$ 2,500,000    Montgomery County, Ohio, Sisters Charity Health Care, Series A,               5/03 at 101         AAA    $ 2,755,325
                6.250%, 5/15/08

  2,790,000    City of Mount Vernon, Ohio, Hospital Refunding Revenue Bonds, Series          6/02 at 100         N/R      2,852,663
                1986A (Knox Community Hospital), 7.875%, 6/01/12

  1,725,000    County of Shelby, Ohio, Hospital Facilities Revenue Refunding and             9/02 at 102         BBB      1,929,326
                Improvement Bonds, Series 1992 (The Shelby County Memorial Hospital
                Association), 7.700%, 9/01/18

  2,750,000    County of Trumbull, Ohio, Hospital Refunding and Improvement Revenue         11/01 at 102         AAA      3,112,230
                Bonds, Series 1991 (Trumbull Memorial Hospital Project), Series 1991
                B, 6.900%, 11/15/12

    750,000    County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds, Series        10/03 at 102        Baa2        800,843
                1993A (Union Hospital Project), 6.500%, 10/01/21

  1,500,000    Washington County (Marietta Area Health Care Project), 7.375%, 9/01/12        9/02 at 102        Baa1      1,649,175
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily -- 3.9%

 16,160,000    County of Franklin, Ohio, Mortgage Revenue Bonds, Series 1997 (GNMA          10/07 at 103         Aaa     16,389,795
                Collateralized -- Columbus Properties Project), 5.600%, 4/20/39
                (Alternative Minimum Tax)

  6,200,000    Hamilton County, Multi-Family Housing Revenue Bonds (Huntington               1/07 at 102         AAA      6,374,158
                Meadows Project), Series 1997, 5.700%, 1/01/27 (Alternative Minimum Tax)

  2,800,000    Ohio Capital Corporation for Housing, Mortgage Revenue Refunding, FHA,       11/02 at 100         AAA      2,827,832
                Section 8 Assisted Project, Series C, 5.700%, 1/01/24

               Ohio Capital Corporation for Housing, Multifamily Housing Refunding
                Revenue Bonds, Series 1989A:
    310,000     7.500%, 11/01/11                                                            11/02 at 100         AAA        326,291
  1,215,000     7.600%, 11/01/23                                                            11/02 at 100         AAA      1,278,836
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family -- 5.7%

  5,000,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, 1996         9/07 at 102         AAA      5,141,450
                Series B-3 (Mortgage-Backed Securities Program), 5.750%, 9/01/28
                (Alternative Minimum Tax)

  5,500,000    Ohio Housing Finance Agency, Residential Mortgage Revenue, Series C,          9/07 at 102         AAA      5,655,595
                5.750%, 9/01/28 (Alternative Minimum Tax)

  5,045,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, 1997         3/08 at 101         AAA      5,136,415
                Series D-1 (Mortgage-Backed Securities Program), 5.500%, 3/01/19
                (Alternative Minimum Tax)

  1,990,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,              9/04 at 102         AAA      2,110,156
                Series 1994-A1 (GNMA Mortage-Backed Securities Program), 6.100%, 9/01/14

  5,255,000    Ohio Housing Finance Agency, Residential Mortgage Revenue, Series B-1,        9/04 at 102         AAA      5,633,518
                6.375%, 9/01/14

 12,995,000    Ohio Housing Finance Agency, Residential Mortgage Revenue, Series A-1,        9/07 at 102         AAA     13,785,226
                6.150%, 3/01/29 (Alternative Minimum Tax)

    590,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds (GNMA       3/00 at 102         AAA        617,146
                Mortgage-Backed Securities Program), 1990 Series A, 7.400%, 9/01/15

    600,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds             9/00 at 102         AAA        632,526
                (GNMA Mortgage-Backed Securities Program), 1990 Series D, 7.500%, 9/01/13

    265,000    Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds (GNMA       9/01 at 102         AAA        280,932
                Mortgage-Backed Securities Program), 1991 Series D, 7.050%, 9/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other -- 0.4%

  2,860,000    Cleveland-Cuyahoga County Port Authority (Ohio), Development Revenue          5/08 at 102         N/R      2,773,142
                Bonds (Port of Cleveland Bond Fund -- Jergens, Inc., Project),
                Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long Term Care -- 3.5%

  4,030,000    County of Cuyahoga, Ohio, Health Care Facilities Revenue Bonds, Series        6/00 at 100         N/R      4,355,261
                1990 (Altenheim Project), 9.280%, 6/01/15

  2,500,000    Fairlawn, Ohio, Health Care Facilities Revenue Bonds, Series 1989 (The       10/99 at 102         N/R      2,637,150
                Village at Saint Edward Project), 8.750%, 10/01/19

  1,500,000    County of Franklin, Ohio, Health Care Facilities Revenue Bonds, Series        7/03 at 102         N/R      1,524,015
                1993 (Ohio Presbyterian Retirement Services), 6.500%, 7/01/23

               Portfolio of Investments
               Nuveen Flagship Ohio Municipal Bond Fund (continued)
               May 31, 1998




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------

               Long Term Care (continued)

$ 3,120,000    County of Franklin, Ohio, Health Care Facilities Revenue Bonds, Series      11/05 at 102          Aa2    $ 3,309,384
                 1995 (Heinzerling Foundation), 6.200%, 11/01/20

  1,350,000    County of Franklin, Ohio, Hospital Facilities Mortgage Revenue Bonds,        7/01 at 103          N/R      1,511,744
                 1991 Series A (Ohio Presbyterian Retirement Services), 8.750%, 7/01/21

    670,000    Franklin County, Hospital Revenue Refunding, FHA Insured Mortgage Loan       8/00 at 102          N/R        698,984
                 (Worthington Christian Village Nursing Home), 7.000%, 8/01/16

               County of Marion, Ohio, Health Care Facilities Refunding and Improvement
               Revenue Bonds, Series 1993 (United Church Homes, Inc. Project):
  1,250,000      6.375%, 11/15/10                                                           11/03 at 102         BBB      1,324,788
    750,000      6.300%, 11/15/15                                                           11/03 at 102         BBB        791,453

  2,175,000    City of Napoleon, Ohio, Health Care Facilities Mortgage Revenue               9/04 at 102          Aa      2,404,898
                 Refunding Bonds, Series 1994 (The Lutheran Orphans and Old Folks
                 Home Society at Napoleon, Ohio, Inc., FHA Insured Project), 6.875%, 8/01/23

  4,775,000    County of Warren, Ohio, Hospital Facilities Improvement and Refunding         7/01 at 102         Aa2      5,286,594
                 Revenue Bonds, Series 1991 (Otterbein Home Project), 7.200%, 7/01/11

------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General--17.7%

               Adams County/Ohio Valley School District, Counties of Adams and Highland, Ohio,
               School Improvement Unlimited Tax General Obligation Bonds, Series 1995:
  6,000,000      7.000%, 12/01/15                                                           No Opt. Call         AAA      7,485,780
  9,500,000      5.250%, 12/01/21                                                           12/05 at 102         AAA      9,528,215

  3,955,000    City of Akron, Ohio, General Obligation Bonds, Various Purpose               12/04 at 102         AAA      4,511,271
                 Improvement Bonds, Series 1994 (Limited Tax), 6.750%, 12/01/14

               Anthony Wayne Local School District, Lucas, Wood and Fulton Counties,
               Ohio, School Facilities Construction and Improvement Bonds:
    600,000      0.000%, 12/01/13                                                           No Opt. Call         AAA        278,994
  2,850,000      5.750%, 12/01/24                                                           12/05 at 101         AAA      3,000,651

  1,000,000    Archbold Area Local School District, General Obligation Bonds                12/06 at 102         AAA      1,089,740
                 (Unlimited Tax), Series 1996, 6.000%, 12/01/21

  1,000,000    Aurora City School District, Ohio, General Obligation (Unlimited Tax),       12/05 at 102         AAA      1,071,350
                 School Improvement Bonds, Series 1995, 5.800%, 12/01/16

  2,905,000    Board of Education, Batavia Local School District, County of Clermont,       12/05 at 102         AAA      3,337,787
                 Ohio, School Improvement Bonds, Series 1995 (Unlimited Tax), Bank
                 Qualified, 6.300%, 12/01/22

  1,000,000    Board of Education, Beavercreek Local School District, County of             No Opt. Call         AAA      1,203,020
                 Greene, Ohio, School Improvement Bonds, Series 1996 (Unlimited Tax
                 General Obligation), 6.600%, 12/01/15

  2,500,000    Buckeye Valley Local School District, Ohio, General Obligation               No Opt. Call         AAA      3,077,275
                 (Unlimited Tax), School Improvement Bonds, Series 1995A, 6.850%, 12/01/15

               Chesapeake-Union Exempt Village School District, Ohio, General Obligation
                 Bonds, Series 1986:
    125,000      8.500%, 12/01/04                                                            No Opt. Call        N/R        152,495
    125,000      8.500%, 12/01/05                                                            No Opt. Call        N/R        155,153
    125,000      8.500%, 12/01/06                                                            No Opt. Call        N/R        157,436
    125,000      8.500%, 12/01/07                                                            No Opt. Call        N/R        159,914
    125,000      8.500%, 12/01/08                                                            No Opt. Call        N/R        162,150
    130,000      8.500%, 12/01/09                                                            No Opt. Call        N/R        170,654

  4,745,000    City of Cleveland, Ohio, Various Purpose General Obligation Bonds,            11/04 at 102        AAA      5,467,047
                 Series 1994, 6.625%, 11/15/14

    550,000    County of Columbiana, Ohio, County Jail Facilities Construction Bonds         12/04 at 102         AA        634,387
                 (General Obligation--Unlimited Tax), 6.600%, 12/01/17

  1,500,000    City of Columbus, Ohio, General Obligation Refunding Bonds, Series             1/02 at 102        Aaa      1,634,340
                 1992B, 6.500%, 1/01/10

               City of Columbus, Franklin County, Ohio, General Obligation Bonds:
    590,000      9.375%, 4/15/06                                                             No Opt. Call        AAA        784,741
    500,000      9.375%, 4/15/07                                                             No Opt. Call        AAA        680,035


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 1,000,000    County of Cuyahoga, Ohio, General Obligation Various Purpose                 No Opt. Call         AA+     $1,057,320
                 Refunding Bonds, Series 1993B (Limited Tax Obligation),
                 5.250%, 10/01/13

  1,345,000    County of Cuyahoga, Ohio, General Obligation Bonds (Limited Tax              No Opt. Call         AA+      1,468,888
                 Obligation), 5.650%, 5/15/18

    200,000    City of Dayton, Ohio, General Obligation Bonds, Limited Tax,                 No Opt. Call          A+        217,036
                 10.500%, 10/01/99

    750,000    City of Defiance, Ohio, Waterworks System Improvement Bonds, Series          12/04 at 102         AAA        830,205
                 1994, 6.200%, 12/01/20

               Delaware City School District, Delaware County, Ohio, School
                 Facilities Construction and Improvement Bonds (General
                 Obligation - Unlimited Tax):
  1,000,000        0.000%, 12/01/10                                                         No Opt. Call         AAA        554,600
  1,000,000        0.000%, 12/01/11                                                         No Opt. Call         AAA        522,130

    250,000    East Holmes Local School District, Ohio, School Improvement                  12/98 at 102         AAA        259,728
                 Refunding Bonds, General Obligation - Unlimited Tax,
                 7.700%, 12/01/08

  1,110,000    City of Fairborn, Ohio, General Obligation Bonds, Utility                    10/02 at 102         AAA      1,241,158
                 Improvement Bonds, Series 1991, 7.000%, 10/01/11

  4,040,000    County of Franklin, Ohio, Refunding Bonds, Series 1993 (Limited Tax          12/08 at 102         AAA      4,130,536
                 General Obligation Bonds), 5.375%, 12/01/20

  1,575,000    Garaway Local School District, Ohio, School Improvement Bonds,               12/00 at 102         AAA      1,714,640
                 Series 1990 (General Obligation - Unlimited Tax Bonds),
                 7.200%, 12/01/14

    620,000    County of Geauga, Ohio, General Obligation (Limited Tax), Sewer              No Opt. Call          Aa        751,607
                 District Improvement Bonds (Bainbridge Water Project),
                 6.850%, 12/01/10

  1,000,000    Grandview Heights City School District, Franklin County, Ohio,               12/05 at 101          AA      1,078,940
                 School Facilities Construction and Improvement Bonds
                 (General Obligation - Unlimited Tax), 6.100%, 12/01/19

  1,000,000    Highland Local School District, Morrow and Delaware Counties, Ohio,          12/07 at 102         AAA      1,077,670
                 School Facilities Construction and Improvement Bonds
                 (General Obligation - Unlimited Tax), 5.875%, 12/01/19

  1,000,000    Huron County, Ohio, Correctional Facility Bonds (Limited Tax General         12/07 at 102         AAA      1,091,440
                 Obligation), 5.850%, 12/01/16

  1,000,000    Indian Valley Local School District, Ohio, General Obligation                12/05 at 102         AAA      1,060,070
                 (Unlimited Tax), School Improvement Bonds, Series 1995,
                 5.750%, 12/01/19

  1,200,000    County of Jefferson, Ohio, Human Services Building Construction              12/01 at 102         AAA      1,324,428
                 Bonds, Series 1991 (General Obligation - Limited Tax),
                 6.625%, 12/01/14

  1,885,000    City of Kent, Ohio, General Obligation (Limited Tax), Sewer System           12/02 at 102         Aa3      2,076,177
                 Improvement Refunding Bonds, Series 1992, 6.500%, 12/01/10

  1,070,000    Kettering, Ohio,  6.650%, 12/01/12                                           12/01 at 102         Aa3      1,167,616

  1,000,000    Kettering City School District, General Obligation Unlimited Tax,            12/05 at 101         AAA      1,002,720
                 5.250%, 12/01/22

    500,000    Kings Local School District, General Obligation (Unlimited Tax),             12/05 at 100         AAA        513,910
                 School Improvement Bonds, Series 1995, 5.500%, 12/01/21

    500,000    Kirtland Local School District, Ohio, School Improvement Bonds,              12/99 at 102         N/R        532,465
                 Series 1989, General Obligation Unlimited Tax Bonds,
                 7.500%, 12/01/09

  1,000,000    Lakeview, Ohio, Local School District, 6.900%, 12/01/14                      12/04 at 102         AAA      1,170,260

  1,440,000    Lakewood, Ohio, Series B,  5.750%, 12/01/15                                  12/05 at 102         Aa3      1,530,994

  1,000,000    Lakota Local School District, County of Butler, Ohio, School                 12/05 at 100         AAA      1,120,440
                 Improvement Unlimited Tax General Obligation Bonds, Series
                 1994, 6.125%, 12/01/17

               Logan County, Ohio, Series 1986:
    155,000        7.750%, 12/01/02                                                         No Opt. Call           A        177,340
    155,000        7.750%, 12/01/03                                                         No Opt. Call           A        181,341
    155,000        7.750%, 12/01/04                                                         No Opt. Call           A        185,017
    155,000        7.750%, 12/01/05                                                         No Opt. Call           A        187,941
    155,000        7.750%, 12/01/06                                                         No Opt. Call           A        190,954

  1,000,000    County of Lucas, Ohio, General Obligation (Limited Tax), Various             12/02 at 102           A      1,073,450
                 Purpose Improvement Bonds, Series 1992, 6.650%, 12/01/12

  1,000,000    County of Lucas, Ohio, General Obligation (Limited Tax), Various             12/05 at 102         AAA      1,035,320
                 Purpose Improvement Bonds, Series 1995-1, 5.400%, 12/01/15

               Portfolio of Investments
               Nuveen Flagship Ohio Municipal Bond Fund (continued)
               May 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 1,000,000    County of Mahoning, Ohio, General Obligation Bonds, Various Purpose          12/99 at 102         AAA   $  1,067,130
                 Improvement Bonds, Series 1989, Limited Tax, 7.200%, 12/01/09

    865,000    Marysville, Ohio, Exempt Village School District, Improvement,               No Opt. Call         AAA        344,331
                 0.000%, 12/01/16

  1,215,000    Mason City School District, Counties of Warren and Butler, Ohio, School      12/09 at 101         Aa3      1,249,044
                 Improvement Unlimited Tax General Obligation Bonds, Series 1998,
                 5.300%, 2/01/17

  3,000,000    North Canton City School District, Ohio, School Improvement Refunding Bonds, 12/08 at 101         Aaa      2,972,670
                 Series 1998 (General Obligation Unlimited Tax), 5.000%, 12/01/19

  1,000,000    City of North Olmsted, Ohio, General Obligation (Limited Tax), Various       12/02 at 102         AAA      1,091,840
                 Purpose Bonds, Series 1992, 6.250%, 12/15/12

               North Royalton City School District, Ohio, School Improvement Bonds,
               Series 1994:
  2,200,000      6.000%, 12/01/14                                                           12/09 at 102         AAA      2,473,526
  2,400,000      6.100%, 12/01/19                                                           12/09 at 102         AAA      2,658,288

    600,000    Oak Hills, Ohio, Local School District, Series A, 5.700%, 12/01/25           12/07 at 101         Aa3        633,996

  1,250,000    Oak Hills Local School District, Hamilton County, Ohio, School Facilities    12/07 at 101         AAA      1,243,600
                 Construction and Improvement Bonds, Series B, 5.125%, 12/01/25

  1,000,000    State of Ohio, Full Faith and Credit, General Obligation Infrastructure      No Opt. Call         AA+      1,138,830
                 Improvement Bonds, Series 1994, 6.000%, 8/01/10

               Ohio State Infrastructure Improvement:
    750,000      6.200%, 8/01/13                                                             8/05 at 102         AA+        849,893
  2,000,000      6.200%, 8/01/14                                                             8/05 at 102         AA+      2,266,380

  7,640,000    Ohio State, MBIA, 0.000%, 8/01/13                                            No Opt. Call         AAA      3,611,504

    500,000    Olmsted Falls, Ohio, Local School District, 7.050%, 12/15/11                 12/01 at 102         AAA        558,875

  1,750,000    Pickerington Local School District, Fairfield and Franklin Counties, Ohio,   12/01 at 102           A      1,886,780
                 General Obligation Bonds (Pickerington Public Library Project), Unlimited
                 Tax, 6.750%, 12/01/16

               Pickerington, Ohio, Local School District Refunding:
    500,000      0.000%, 12/01/11                                                           No Opt. Call         AAA        261,065
    500,000      0.000%, 12/01/13                                                           No Opt. Call         AAA        232,495

    220,000    Puerto Rico Commonwealth Refunding, 8.000%, 7/01/07                           7/98 at 102           A        225,124

  2,500,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,                7/08 at 101           A      2,421,675
                 5.000%, 7/01/27

  1,000,000    Revere Local School District, Ohio, School Improvement Bonds, Series 1993    12/03 at 102         AAA      1,087,570
                 (General Obligation Unlimited Tax Bonds), 6.000%, 12/01/16

  1,200,000    Ridgemont Local School District, Ohio, General Obligation (Unlimited Tax),   12/02 at 102         N/R      1,319,772
                 School Improvement Bonds, Series 1992, 7.250%, 12/01/14

  2,340,000    City of Stow, Ohio, Safety Center Construction Bonds (General Obligation     12/05 at 102          A1      2,538,572
                 Limited Tax), 6.200%, 12/01/20

  2,870,000    City of Strongsville, Ohio, Various Purpose Improvement Bonds, Series 1996   12/06 at 102         Aa3      3,095,582
                 (General Obligation-Limited Tax), 5.950%, 12/01/21

    540,000    Trumbull County, Ohio, 6.200%, 12/01/14                                      12/04 at 102         AAA        599,362

  1,070,000    County of Trumbull, Ohio, Correctional Facilities Bonds, Series 1995         No Opt. Call         AAA      1,238,343
                 (General Obligation Limited Tax), 7.000%, 12/01/04

  1,320,000    Twinsburg, Ohio, City School District, Certificates Eligible,                12/01 at 102         AAA      1,444,819
                 6.700%, 12/01/11

               Upper Arlington, Ohio, City School District:
  1,830,000      0.000%, 12/01/11                                                           No Opt. Call         AAA        955,498
  1,870,000      0.000%, 12/01/12                                                           No Opt. Call         AAA        917,441

  1,000,000    Upper Arlington, Ohio, City School District, General Obligation Bonds,       12/06 at 101         AAA        995,480
                 Series 1996, Improvement Bonds, 5.125%, 12/01/19

  1,910,000    Vandalia, Ohio, Various Purpose Improvement, 5.850%, 12/01/21                12/06 at 101          Aa      2,038,295

    750,000    West Geauga Local School District, Ohio, School Improvement Bonds,           11/04 at 102         AAA        820,215
                 Series 1994 (General Obligation Unlimited Tax), 5.950%, 11/01/12

  1,000,000    Woodridge, Ohio, Local School District, 6.000%, 12/01/19                     12/04 at 102         AAA      1,091,050


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 1,425,000    Wooster City School District, Wayne County, Ohio, General                    12/02 at 102         AAA    $ 1,589,075
                 Obligation Bonds (Unlimited Tax), School Building Construction
                 and Improvement, 6.500%, 12/01/17

    300,000    Youngstown, Ohio,  6.125%, 12/01/14                                          12/04 at 102         AAA        331,722

------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited--6.2%

    500,000    County of Athens, Ohio, Community Mental Health Revenue Bonds, 1991           6/01 at 102          AA        539,050
                 Series I, 6.900%, 6/01/10

  6,000,000    City of Cleveland, Ohio, Certificates of Participation, Series               11/07 at 102         AAA      6,015,240
                 1997, Cleveland Stadium Project, 5.250%, 11/15/27

  1,500,000    Ohio State Building Authority (Juvenile Correctional Building),               9/04 at 102         AAA      1,694,565
                 6.600%, 10/01/14

  1,100,000    Ohio State Department of Transportation, Certificates of                      4/02 at 102         AAA      1,193,874
                 Participation, Panhandle Rail Line Project, Series A, 6.500%, 4/15/12

  1,000,000    Ottawa County, Ohio, Special Assessment, Portage, Catawba Isle,               9/01 at 102         AAA      1,098,530
                 7.000%, 9/01/11

 27,850,000    Puerto Rico Highway and Transportation Authority, Highway Revenue             7/16 at 100           A     29,188,193
                 Bonds, Series Y of 1996, 5.500%, 7/01/36

  2,700,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed                   No Opt. Call           A      2,868,210
                 Refunding, Series L, 5.500%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
               Technology--0.2%

  1,000,000    County of Franklin, Ohio, Revenue Bonds, Series 1991 (OCLC - Online           7/01 at 100         N/R      1,059,920
                 Computer Library Center, Incorporated Project), 7.200%, 7/15/06

------------------------------------------------------------------------------------------------------------------------------------
               Transportation--3.6%

  9,840,000    City of Cleveland, Ohio, Airport System Revenue Bonds, Series                 1/08 at 101         AAA      9,644,184
                 1997A, 5.125%, 1/01/27 (Alternative Minimum Tax)

  4,000,000    City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,             2/08 at 102         BBB      4,026,640
                 Series 1998A (Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc.--Guarantors) (Non-AMT), 5.625%, 2/01/18

 11,000,000    State of Ohio, Turnpike Revenue Bonds, 1996 Series A, Issued by              No Opt. Call         AAA     11,375,320
                 the Ohio Turnpike Commission, 5.500%, 2/15/26

------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed--19.6%

  2,000,000    City of Athens (County of Athens, Ohio), Sanitary Sewer System               12/09 at 100        A***      2,332,680
                 Mortgage Revenue Bonds, Series 1989, 7.300%, 12/01/14 (Pre-refunded to 12/01/09)

  3,000,000    City of Barberton, Ohio, Hospital Facilities Revenue Bonds, Series            1/02 at 102      N/R***      3,356,100
                 1992 (The Barberton Citizens Hospital Company Project), 7.250%,
                 1/01/12 (Pre-refunded to 1/01/02)

  2,790,000    City of Bedford, Ohio, Hospital Facilities Refunding Revenue Bonds,           5/00 at 102      N/R***      3,050,558
                 Series 1990 (The Community Hospital of Bedford, Inc.), 8.500%,
                 5/15/09 (Pre-refunded to 5/15/00)

  1,000,000    Canal Winchester Local School District, Franklin and Fairfield               12/01 at 102         AAA      1,118,390
                 Counties, Ohio, General Obligation Bonds (Unlimited Tax), School
                 Facilities Construction and Improvement, 7.100%, 12/01/13
                 (Pre-refunded to 12/01/01)

  1,400,000    City of Canton, Ohio, General Obligation Bonds, Limited Tax,                 12/98 at 103       A+***      1,470,210
                 7.875%, 12/01/08 (Pre-refunded to 12/01/98)

               County of Clermont, Ohio, Hospital Facilities Revenue Bonds, Series
               1989A (Mercy Health System, Province of Cincinnati):
  3,660,000      7.500%, 9/01/19 (Pre-refunded to 9/01/99)                                   9/99 at 102         AAA      3,894,240
  1,085,000      7.500%, 9/01/19 (Pre-refunded to 9/01/01)                                   9/01 at 100         AAA      1,197,829

               County of Clermont, Ohio, Sewer System Revenue Bonds, Series 1990,
               Clermont County Sewer District:
  1,000,000      7.250%, 12/01/11 (Pre-refunded to 12/01/00)                                12/00 at 102         AAA      1,096,320
  2,000,000      7.375%, 12/01/20 (Pre-refunded to 12/01/00)                                12/00 at 102         AAA      2,198,560

  3,700,000    County of Clermont, Ohio, Sewer System Revenue Bonds, Series 1991,           12/01 at 102         AAA      4,132,863
                 Clermont County Sewer District, 7.100%, 12/01/21 (Pre-refunded to
                 12/01/01)

               City of Cleveland, Ohio, General Obligation Bonds, Series 1988:
  1,010,000      7.500%, 8/01/08 (Pre-refunded to 2/01/03)                                   2/03 at 100         AAA      1,152,046
  1,010,000      7.500%, 8/01/09 (Pre-refunded to 2/01/03)                                   2/03 at 100         AAA      1,152,046

Portfolio of Investments

May 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   500,000    City of Cleveland, Ohio, Various Purpose General Obligation Bonds,            7/02 at 102         AAA   $    551,170
                 Series 1992, 6.375%, 7/01/12 (Pre-refunded to 7/01/02)

    790,000    Board of Education of the Cleveland City School District, Ohio, School       12/01 at 102         Aaa        911,858
                 Improvement Bonds, Series 1991 (General Obligation Unlimited Tax
                 Bonds), 8.250%, 12/01/08 (Pre-refunded to 12/01/01)

     10,000    City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds, Series F     1/02 at 102         AAA         10,978
                 1992-B, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

  5,750,000    County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health System),     8/05 at 102         AAA      6,548,100
                 Series 1995, 6.250%, 8/15/14 (Pre-refunded to 8/15/05)

  1,250,000    Conversion and Remarketing of the County of Cuyahoga, Ohio, Hospital         10/00 at 103      N/R***      1,377,538
                 Improvement Revenue Bonds (Deaconess Hospital of Cleveland Project),
                 Series 1995B, 7.450%, 10/01/18 (Pre-refunded to 10/01/00)

  1,000,000    County of Cuyahoga, Ohio, Hospital Revenue Improvement and Refunding          1/99 at 102         AAA      1,038,900
                 Bonds, Series 1989 A (University Hospitals Health System, Inc.
                 Project), 6.875%, 1/15/19 (Pre-refunded to 1/15/99)

  4,000,000    County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds, Series 1989      8/99 at 102         Aaa      4,239,400
                 (Fairview General Hospital), 7.375%, 8/01/19 (Pre-refunded to 8/01/99)

  5,750,000    County of Cuyahoga, Ohio, Hospital Revenue Bonds, Series 1990 (Meridia        8/00 at 102         AAA      6,255,540
                 Health System), 7.250%, 8/15/19 (Pre-refunded to 8/15/00)

  4,990,000    County of Cuyahoga, Ohio, Distribution System Improvement Revenue Bonds,      6/99 at 102      N/R***      5,278,672
                 Series 1989 (The Medical Center Company Project), 7.800%, 6/01/09
                 (Pre-refunded to 6/01/99)

  1,000,000    City of Delphos, Ohio, Sewer System Mortgage Revenue Bonds, Series 1990,      9/00 at 102         AAA      1,088,500
                 7.250%, 9/01/20 (Pre-refunded to 9/01/00)

  2,600,000    County of Erie, Ohio, Franciscan Services Corporation, Revenue Bonds,         1/99 at 102      N/R***      2,708,498
                 Series 1989A (Providence Hospital, Inc), 7.625%, 1/01/19 (Pre-refunded to 1/01/99)

  1,500,000    City of Findlay, Ohio, General Obligation Bonds, 7.200%, 8/01/11 (Pre-        8/99 at 102      AA-***      1,586,790
                 refunded to 8/01/99)

  1,350,000    County of Franklin, Ohio, Hospital Facilities Improvement Revenue Bonds,      5/00 at 102         AAA      1,458,122
                 Series 1990A (Riverside United Methodist Hospital Project), 7.250%,
                 5/15/20 (Pre-refunded to 5/15/00)

  1,000,000    County of Franklin, Ohio, Hospital Facilities Refunding and Improvement       5/00 at 102         AAA      1,086,630
                 Revenue Bonds, Series 1990B (Riverside United Methodist Hospital
                 Project), 7.600%, 5/15/20 (Pre-refunded to 5/15/00)

  1,000,000    Board of Education, Gahanna-Jefferson City School District, Franklin         12/00 at 102      N/R***      1,091,860
                 County, Ohio, General Obligation Bonds, Series 1990 A, 7.125%, 12/01/14
                 (Pre-refunded to 12/01/00)

  6,750,000    City of Hamilton, Ohio, Electric System Mortgage Revenue Bonds, 1988         10/98 at 102         AAA      6,991,988
                 Series B, 8.000%, 10/15/22 (Pre-refunded to 10/15/98)

  1,495,000    County of Hamilton, Ohio, Judson Care Center Nursing Home and Board       8/00 at 101 1/4      AA-***      1,629,490
                 and Care Project (FHA Insured Mortgage), 7.800%, 8/01/19 (Pre-
                 refunded to 8/01/00)

  2,325,000    Hancock County, Ohio, Hospital Facilities Revenue Bonds, Series 1989         11/98 at 103       A+***      2,434,926
                 (Blanchard Valley Hospital), 7.625%, 11/15/14 (Pre-refunded to
                 11/15/98)

  1,000,000    Hudson Local School District, General Obligation Unlimited Tax, 7.100%,      12/00 at 102       A1***      1,093,040
                 12/15/13 (Pre-refunded to 12/15/00)

  1,000,000    Board of Education of the Hudson Local School District, Ohio, School         12/00 at 102       A1***      1,094,310
                 Facilities Improvement Bonds, Series 1991A, 7.100%, 12/15/14 (Pre-
                 refunded to 12/15/00)

  1,500,000    City of Lorain, Ohio, Hospital Refunding Revenue Bonds, Series 1992          11/02 at 102          A1      1,698,330
                 (Lakeland Community Hospital, Inc.), 6.500%, 11/15/12

  1,500,000    County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series 1991        12/01 at 102      N/R***      1,720,500
                 (Flower Memorial Hospital), 8.125%, 12/01/11 (Pre-refunded to 12/01/01)

  2,000,000    County of Mahoning, Ohio, Hospital Improvement and Refunding Revenue         No Opt. Call          A1      2,127,000
                 Bonds, Series 1986 (St. Elizabeth Hospital Medical Center Project),
                 7.375%, 12/01/09

  4,250,000    County of Mahoning, Ohio, Hospital Improvement Revenue Bonds, Series 1991    10/02 at 100         AAA      4,732,758
                 (YHA, Inc. Project), Series 1991A, 7.000%, 10/15/14 (Pre-refunded to
                 10/15/02)

  1,150,000    County of Marion, Ohio, Health Care Facilities Revenue Bonds, Series 1990    12/99 at 103      N/R***      1,264,977
                 (United Church Homes, Inc.), 8.875%, 12/01/12 (Pre-refunded to 12/01/99)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)
$ 1,000,000    The Board of Education of the Marysville Exempted Village                    12/00 at 102         AAA   $  1,095,140
                School District, Union County, Ohio, School Improvement Bonds, General
                Obligation (Unlimited Taxes), 7.200%, 12/01/10
                (Pre-refunded to 12/01/00)
  1,250,000    City of Marysville, Ohio, Water System Mortgage Revenue Bonds,               12/01 at 101         AAA      1,383,350
                Series 1991, 7.050%, 12/01/21 (Pre-refunded to 12/01/01)
  1,850,000    Massillon City School District, Ohio, General Obligation                     12/00 at 102         AAA      2,026,009
                Unlimited Tax Bonds, School Improvement Bonds, Series 1990,
                7.200%, 12/01/11 (Pre-refunded to 12/01/00)
  1,000,000    Board of Education of the Mentor Exempted Village School                     12/02 at 100         AAA      1,071,170
                District, Ohio, Improvement Bonds, Series 1989 (General
                Obligation Bonds), 7.400%, 12/01/11 (Pre-refunded to 12/01/02)
  3,000,000    City of Middleburg Heights, Ohio, Hospital Improvement Revenue                8/01 at 102         AAA      3,333,900
                Bonds, Series 1991 (Southwest General Hospital Project),
                7.200%, 8/15/19 (Pre-refunded to 8/15/01)
               Ohio Housing Finance Agency, Single Family Mortgage Revenue (Mandatory
               redemption at 7/15/11):
  6,460,000     0.000%, 1/15/15 (Pre-refunded to 1/15/11)                                1/11 at 67 1/32         AAA      2,360,290
  5,700,000     0.000%, 1/15/15 (Pre-refunded to 7/15/11)                               7/11 at 70 15/32         AAA      2,137,329
     20,000    Ohio Building Authority, State Facilities Refunding Bonds                     4/03 at 100         AAA         24,000
                (Frank J. Lausche State Office Building), 1982 Series A, 10.125%,
                10/01/06 (Pre-refunded to 4/01/03)
  3,250,000    State of Ohio (Ohio Building Authority), State Correctional                   8/99 at 102         Aaa      3,444,740
                Facilities Bonds, 1986 Series A, 7.350%, 8/01/06
                (Pre-refunded to 8/01/99)
  1,000,000    State of Ohio, Ohio Higher Educational Facilities Commission                  5/00 at 100         AAA      1,063,090
                (Ohio Northern University Project), 7.300%, 5/15/10
                (Pre-refunded to 5/15/00)
  1,900,000    Ohio State Public Facilities Commission, Higher Education                    11/99 at 102      AA-***      1,996,406
                Facilities, Series A, 7.250%, 5/01/04 (Pre-refunded to 11/01/99)
  4,630,000    Ohio Water Development Authority, State of Ohio, Water Development           No Opt. Call         AAA      5,131,707
                Revenue Bonds, Pure Water 1990 Series I, 6.000%, 12/01/16
  1,000,000    City of Parma, Ohio, Various Purpose General Obligation Bonds,               12/00 at 102        A***      1,105,100
                Series 1990 (Limited Tax Obligation), 7.600%, 12/01/11
                (Pre-refunded to 12/01/00)
  1,600,000    Pickerington, Ohio, Local School District, Series B, 7.250%,                 12/00 at 102         AAA      1,755,728
                12/01/13 (Pre-refunded to 12/01/00)
               Puerto Rico Aqueduct and Sewer Authority, Revenue Bonds, Series 1988A:
  1,000,000     7.900%, 7/01/07 (Pre-refunded to 7/01/98)                                    7/98 at 102         AAA      1,023,480
  3,600,000     7.875%, 7/01/17 (Pre-refunded to 7/01/98)                                    7/98 at 102         AAA      3,684,456
    700,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue,                  7/00 at 102         AAA        766,661
                Series Q, 7.750%, 7/01/10 (Pre-refunded to 7/01/00)
  1,500,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                    7/01 at 102         Aaa      1,656,705
                Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)
  3,165,000    Reynoldsburg City School District, Ohio, General Obligation                  12/02 at 102         AAA      3,535,843
                Bonds, School Building Construction and Improvement, 6.550%, 12/01/17
                (Pre-refunded to 12/01/02)
    605,000    Scioto County, Ohio, Human Services Building Bonds, General                   8/01 at 101      N/R***        666,250
                Obligation, 7.150%, 8/01/11 (Pre-refunded to 8/01/01)
    750,000    Southwest Local School District, Ohio, Hamilton County,                      12/99 at 103         AAA        813,645
                7.650%, 12/01/10 (Pre-refunded to 12/01/99)
  1,500,000    County of Stark, Ohio, Sanitary Sewerage System Revenue Bonds,               11/98 at 102         AAA      1,557,240
                Series 1988, 7.750%, 11/15/18 (Pre-refunded to 11/15/98)
  1,000,000    Sylvania, Ohio, City School District, 6.600%, 6/01/16                         6/02 at 102         AAA      1,109,070
  1,000,000    University of Cincinnati, General Receipts Bonds, Series O,                  12/02 at 102       AA***      1,105,670
                6.300%, 6/01/12 (Pre-refunded to 12/01/02)
  1,250,000    City of Warren, Ohio, General Obligation Limited Tax, Various                11/98 at 102     BBB+***      1,302,650
                Purpose Improvement Bonds, 8.625%, 11/15/13 (Pre-refunded to 11/15/98)
  1,500,000    City of Warren, Ohio, General Obligation (Limited Tax),                      11/00 at 102     BBB+***      1,658,100
                Sewerage System Improvement Bonds, Series 1990, 7.750%, 11/01/10
                (Pre-refunded to 11/01/00)
  1,500,000    Westerville, Minerva Park and Blendon, Ohio, Joint Township Hospital          9/01 at 102         AAA      1,665,690
                District (St. Anns Hospital Project), Series 1991A, 7.100%, 9/15/21
                (Pre-refunded to 9/15/01)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 11.2%

               City of Cleveland, Ohio, Public Power System, First Mortgage Revenue
               Bonds, Series 1994A:
$ 2,250,000      0.000%, 11/15/12                                                           No Opt. Call         AAA    $ 1,106,280
  1,535,000      0.000%, 11/15/13                                                           No Opt. Call         AAA        715,325

 10,685,000    City of Cleveland, Ohio, Public Power System Improvement, First              11/01 at 102         AAA     11,769,634
                 Mortgage Revenue Bonds, Series 1991B, 7.000%,  11/15/17

  1,900,000    Cleveland Public Power System, 7.000%, 11/15/17                              11/01 at 102         AAA      2,092,869

  4,900,000    City of Cleveland, Ohio, Public Power System, First Mortgage Revenue         11/06 at 102         AAA      4,829,146
                 Refunding Bonds, Series 1996, Sub-Series 1, 5.000%, 11/15/24

  7,520,000    Ohio Municipal Electric Generation Agency (American Municipal Power -         2/03 at 102         AAA      7,605,878
                 Ohio, Inc.), 5.375%, 2/15/24

               Ohio Air Quality Development Authority, Revenue Bonds, 1985 Series A
               (Columbus Southern Power Company Project):
  1,750,000       6.375%,12/01/20                                                           12/02 at 102         AAA      1,903,615
  7,000,000       6.250%,12/01/20                                                            6/03 at 102        Baa1      7,362,810

    750,000    State of Ohio, Pollution Control Revenue Refunding Bonds, Ohio Air            7/99 at 102        Baa3        785,715
                 Quality Development Authority, 1989 Series B (Ohio Edison Company
                 Project), 7.625%, 7/01/23

  5,900,000    Ohio Air Quality Development Authority, State of Ohio, Air Quality            8/99 at 102        Baa1      6,162,137
                 Development Revenue Refunding Bonds (Ohio Power Company Project),
                 Series B, 7.400%, 8/01/09

  2,000,000    Ohio Air Quality Development Authority, State of Ohio, Pollution              3/00 at 102         AAA      2,142,360
                 Control Revenue Refunding Bonds, 1990 Series A (Ohio Edison
                 Company Project), 7.450%, 3/01/16

 15,000,000    State of Ohio, Ohio Air Quality Development Authority, Revenue                9/05 at 102          A+     16,187,700
                 Refunding Bonds, 1995 Series (The Dayton Power and Light Company
                 Project), 6.100%, 9/01/30

  6,000,000    State of Ohio, Ohio Air Quality Development Authority, Air Quality            4/07 at 102         AAA      6,239,040
                 Development Revenue Bonds (JMG Funding, Limited Partnership Project),
                 Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)

    500,000    Ohio Water Development Authority, State of Ohio, Collateralized Water         8/02 at 102         AA-        540,015
                 Development Revenue Refunding Bonds, 1992 Series A (The Dayton Power
                 and Light Company Project), 6.400%, 8/15/27

  7,050,000    Ohio Water Development Authority, Pollution Control Revenue (Ohio             7/99 at 102        Baa3      7,377,261
                 Edison Company), 7.625%, 7/01/23

  1,545,000    Puerto Rico Electric Power Authority, Power Revenue, Formerly Puerto         No Opt. Call        BBB+        595,196
                 Rico Commonwealth Water Resource Authority Power, Series O,
                 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.5%

               City of Bellefontaine, Ohio, Sewer System, First Mortgage Revenue
               Refunding and Improvement Bonds (Bank Qualified):
  1,000,000      6.800%, 12/01/07                                                           12/02 at 101        Baa1      1,084,870
  1,000,000      6.900%, 12/01/11                                                           12/02 at 101        Baa1      1,088,020

  3,000,000    County of Butler, Ohio, Sewer System Revenue Bonds, Series 1996,             12/06 at 101         AAA      3,008,910
                 5.250%, 12/01/21

 13,000,000    City of Cleveland, Ohio, Waterworks Improvement, First Mortgage              No Opt. Call         AAA     14,039,220
                 Refunding Revenue Bonds, Series 1993-G, 5.500%, 1/01/21

               City of Cleveland, Ohio, Waterworks Improvement, First Mortgage
               Revenue Refunding Bonds, Series 1996-H:
  2,320,000      5.750%, 1/01/21                                                             1/06 at 102         AAA      2,452,959
  5,850,000      5.750%, 1/01/26                                                             1/06 at 102         AAA      6,185,264

    990,000    City of Cleveland, Ohio, Waterworks Improvement, First Mortgage               1/02 at 102         AAA      1,075,209
                 Revenue Refunding Bonds, Series 1992-B, 6.500%, 1/01/11

  1,600,000    County of Greene, Ohio, Water System Revenue Bonds, Series 1996,             12/07 at 102         AAA      1,762,559
                 6.125%, 12/01/21

  2,200,000    City of Greenville, Ohio (Dark County), Wastewater System, First             12/02 at 102         AAA      2,414,521
                 Mortgage Revenue Bonds, Series 1992 (Governmental Enterprise
                 Revenue Bonds), 6.350%, 12/01/17

  1,000,000    City of Hamilton, Ohio, Water System Mortgage Revenue Bonds, 1991            10/01 at 102         AAA      1,085,269
                 Series A, 6.400%, 10/15/10

    795,000    City of Huber Heights, Ohio, Water System Revenue Bonds, Series 1995,        No Opt. Call         AAA        264,130
                 0.000%, 12/01/19

  1,000,000    County of Montgomery, Ohio, Water Revenue Bonds, Greater                     11/02 at 102         AAA      1,092,779
                 Moraine-Beavercreek Sewer District, Series 1992, 6.250%, 11/15/17


  Principal                                                                            Optional Call                      Market
     Amount    Description                                                               Provisions*   Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer (continued)

$ 1,000,000    Mount Gilead, Ohio, Water System, First Mortgage Revenue, 7.200%,       12/02 at 102          N/R    $  1,082,689
                12/01/17

  1,000,000    Ohio Water Development Authority, State of Ohio Water Development        6/05 at 102          AAA       1,068,359
                Revenue Bonds, Fresh Water, Series 1995, 5.900%, 12/01/21

  5,000,000    Ohio Water Development Authority, State of Ohio Water Development        6/08 at 101          AAA       4,975,299
                Revenue Bonds, Fresh Water, Series 1998, 5.125%, 12/01/23

    750,000    Toledo, Ohio, Sewer System Mortgage Revenue, 6.350%, 11/15/17           11/04 at 102          AAA         840,524

    500,000    Toledo, Ohio, Waterworks Revenue Refunding Mortgage, 6.450%,            11/04 at 102          AAA         563,129
                11/15/24

    750,000    County of Warren, Ohio, Waterworks System Revenue Bonds, Series         12/02 at 102          AAA         829,102
                1992, Warren County Water District, 6.600%, 12/01/16
--------------------------------------------------------------------------------------------------------------------------------
$658,690,000   Total Investments -- (cost $627,367,527) -- 98.9%                                                     681,649,166
============--------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities -- 1.1%                                                                   7,848,963
               -----------------------------------------------------------------------------------------------------------------
               Net Assets -- 100%                                                                                   $689,498,129
               =================================================================================================================

         * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

         ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

         *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

         N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                    Statement of Net Assets
                    May 31,1998

                                                                       Kentucky  Kentucky Limited Term      Michigan          Ohio
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)      $477,311,529            $11,058,797  $340,187,675  $681,649,166
Temporary investments in short-term municipal securities,
  at amoritized cost, which approximates market value (note 1)        2,000,000                      -             -             -
Cash                                                                    324,141                142,320       997,437     2,061,114
Receivables:
  Fund manager (note 6)                                                       -                  1,031             -             -
  Interest                                                            7,336,323                144,653     5,269,075    12,649,721
  Investments sold                                                            -                627,300       315,000       390,000
  Shares sold                                                           648,011                      -     1,175,888       598,019
Other assets                                                            165,937                 33,104       165,975       320,708
----------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                      487,785,941             12,007,205   348,111,050   697,668,728
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                       -                500,000     5,554,721     4,000,000
  Shares redeemed                                                       476,076                      -       855,552       675,205
Accrued expenses:
  Management fees (note 6)                                              216,069                      -       154,381       307,873
  12b-1 distribution and service fees (notes 1 and 6)                    97,524                  2,654        75,351       114,631
  Other                                                                  74,388                 42,978        18,381       186,054
Dividends payable                                                     2,004,845                 40,936     1,388,074     2,886,836
----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                   2,868,902                586,568     8,046,460     8,170,599
----------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                $484,917,039            $11,420,637  $340,064,590  $689,498,129
==================================================================================================================================
Class A Shares (note 1)
Net assets                                                         $451,337,877            $ 8,988,770  $263,632,098  $472,820,542
Shares outstanding                                                   39,619,843                888,181    21,836,586    40,290,430
Net asset value and redemption price per share                     $      11.39            $     10.12  $      12.07  $      11.74
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 2.50%, 4.20% and 4.20%, respectively
  of offering price)                                               $      11.89            $     10.38  $      12.60  $      12.25
==================================================================================================================================
Class B Shares (note 1)
Net assets                                                         $  4,273,347                    N/A  $  3,838,585  $  7,421,912
Shares outstanding                                                      375,057                    N/A       317,623       632,682
Net asset value, offering and redemption price per share           $      11.39                    N/A  $      12.09  $      11.73
==================================================================================================================================
Class C Shares (note 1)
Net assets                                                         $ 28,630,427            $ 2,416,140  $ 45,689,614  $ 47,035,721
Shares outstanding                                                    2,514,961                238,841     3,789,908     4,010,159
Net asset value, offering and redemption price per share           $      11.38            $     10.12  $      12.06  $      11.73
==================================================================================================================================
Class R Shares (note 1)
Net assets                                                         $    675,388            $    15,727  $ 26,904,293  $162,219,954
Shares outstanding                                                       59,405                  1,557     2,228,513    13,824,489
Net asset value, offering and redemption price per share           $      11.37            $     10.10  $      12.07  $      11.73
==================================================================================================================================

N/A - Kentucky Limited Term is not authorized to issue Class B
      Shares.
                                 See accompanying notes to financial statements.

                    Statement of Operations
                    Year Ended May 31, 1998

                                                                                             Kentucky
                                                                                              Limited
                                                                                Kentucky         Term      Michigan          Ohio
---------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                   $28,198,412     $589,327   $19,875,897   $40,990,841
---------------------------------------------------------------------------------------------------------------------------------
Expenses

Management fees (note 6)                                                       2,537,577       52,982     1,804,027     3,609,901
12b-1 service fees -- Class A (notes 1 and 6)                                    888,602       18,810       525,468       946,661
12b-1 distribution and service fees -- Class B (notes 1 and 6)                    22,890          N/A        14,397        40,065
12b-1 distribution and service fees -- Class C (notes 1 and 6)                   203,304       12,956       328,163       324,807
Shareholders' servicing agent fees and expenses                                  238,250        3,712       167,041       515,446
Custodian's fees and expenses                                                     82,943       43,066        77,583       119,003
Trustees' fees and expenses (note 6)                                               8,672          172         6,733        12,743
Professional fees                                                                 24,075        9,475        13,720        18,392
Shareholders' reports - printing and mailing expenses                             99,639        1,536        63,857       142,305
Federal and state registration fees                                               17,381       12,821         5,742         2,611
Organizational expenses (note 1)                                                      --        9,800            --            --
Other expenses                                                                    19,458          453         4,739        15,695
---------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                    4,142,791      165,783     3,011,470     5,747,629
  Expense reimbursement (note 6)                                                (310,289)     (79,972)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                   3,832,502       85,811     3,011,470     5,747,629
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         24,365,910      503,516    16,864,427    35,243,212
---------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments

Net realized gain from investment transactions (notes 1 and 4)                 2,172,160       32,390     1,595,690     4,967,956
Net change in unrealized appreciation or depreciation of investments          14,097,294      204,860    10,225,980    16,619,119
---------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                     16,269,454      237,250    11,821,670    21,587,075
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   $40,635,364     $740,766   $28,686,097   $56,830,287
=================================================================================================================================
N/A -- Kentucky Limited Term is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

                      Statement of Changes in Net Assets


                                                                                    Kentucky              Kentucky Limited Term
                                                                         ----------------------------   ---------------------------
                                                                           Year Ended      Year Ended   Year Ended      Year Ended
                                                                              5/31/98        5/31/97*      5/31/98       5/31/97**
-----------------------------------------------------------------------------------------------------------------------------------
Operations

Net investment income                                                    $ 24,365,910    $ 24,225,117  $   503,516     $   418,298
Net realized gain (loss) from investment
  transactions (notes 1 and 4)                                              2,172,160       1,216,787       32,390         (70,626)
Net change in unrealized appreciation or
  depreciation of investments                                              14,097,294       8,326,260      204,860         204,943
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 40,635,364      33,768,164      740,766         552,615
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)

From undistributed net investment income:
  Class A                                                                 (22,954,811)    (23,056,260)    (409,988)       (345,290)
  Class B                                                                    (102,552)         (3,383)         N/A             N/A
  Class C                                                                  (1,254,173)     (1,154,172)     (94,041)        (70,918)
  Class R                                                                     (32,294)         (8,367)        (590)             (1)

From accumulated net realized gains from investment transactions:
  Class A                                                                  (1,984,678)       (227,076)          --              --
  Class B                                                                     (10,705)             --          N/A             N/A
  Class C                                                                    (120,396)        (12,818)          --              --
  Class R                                                                      (2,930)             --           --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (26,462,539)    (24,462,076)    (504,619)       (416,209)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                           47,501,865      45,888,380    3,676,589       5,492,681
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                            15,618,317      13,715,085      312,624         263,078
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           63,120,182      59,603,465    3,989,213       5,755,759
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                   (48,645,223)    (44,095,674)  (3,818,637)     (5,035,029)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                    14,474,959      15,507,791      170,576         720,730
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                 28,647,784      24,813,879      406,723         857,136
Net assets at the beginning of year                                       456,269,255     431,455,376   11,013,914      10,156,778
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                            $484,917,039    $456,269,255  $11,420,637     $11,013,914
===================================================================================================================================
Balance of undistributed net investment income at end of year            $     25,015    $      2,935  $       986     $     2,089
===================================================================================================================================

*   Information represents eight months of Flagship
    Kentucky and four months of Kentucky (note 1).
** Information represents eight months of Flagship Kentucky Limited Term and four months of Kentucky Limited Term (note 1).
N/A -- Kentucky Limited Term is not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.

                      Statement of Changes in Net Assets





                                                                               Michigan                       Ohio
                                                                     ---------------------------   ---------------------------
                                                                      Year Ended      Year Ended    Year Ended      Year Ended
                                                                        5/31/98        5/31/97*      5/31/98         5/31/97**
------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $ 16,864,427   $ 16,075,312   $ 35,243,212   $ 29,268,587
Net realized gain from investment
  transactions (notes 1 and 4)                                          1,595,690        762,060      4,967,956      4,460,158
Net change in unrealized appreciation or
  depreciation of investments                                          10,225,980      7,545,758     16,619,119      4,107,165
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             28,686,097     24,383,130     56,830,287     37,835,910
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                              (13,344,536)   (13,549,214)   (24,388,584)   (24,358,638)
 Class B                                                                  (63,731)        (2,097)      (182,260)       (10,649)
 Class C                                                               (1,982,594)    (2,012,105)    (2,008,254)    (1,876,872)
 Class R                                                               (1,409,716)      (479,101)    (8,687,614)    (2,962,615)
From accumulated net realized gains from investment transactions:
 Class A                                                                 (597,076)      (280,388)    (1,996,392)            --
 Class B                                                                   (3,361)            --        (16,956)            --
 Class C                                                                 (101,904)       (46,664)      (178,327)            --
 Class R                                                                  (61,084)            --       (681,846)            --
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (17,564,002)   (16,369,569)   (38,140,233)   (29,208,774)
------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the
  reorganization of Nuveen Michigan/Ohio (note 1)                              --     32,952,082             --    183,170,717
Net proceeds from shares issued as a capital contribution                      --         50,000             --         50,000
Net proceeds from sale of shares                                       28,641,868     29,696,576     63,755,865     53,603,783
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                        10,647,679      7,300,800     24,926,989     14,753,008
------------------------------------------------------------------------------------------------------------------------------
                                                                       39,289,547     69,999,458     88,682,854    251,577,508
------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (37,642,403)   (40,504,903)   (83,801,938)   (72,294,456)
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                 1,647,144     29,494,555      4,880,916    179,283,052
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                             12,769,239     37,508,116     23,570,970    187,910,188
Net assets at the beginning of year                                   327,295,351    289,787,235    665,927,159    478,016,971
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $340,064,590   $327,295,351   $689,498,129   $665,927,159
==============================================================================================================================
Balance of undistributed net investment income at end of year        $     96,645   $     32,795   $     36,313   $     59,813
==============================================================================================================================

* Information represents eight months of Flagship Michigan and four months of Michigan (note 1).

** Information represents eight months of Flagship Ohio and four months of Ohio
   (note 1).

43
                                 See accompanying notes to financial statements.

Notes to Financial Statements





1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Kentucky Municipal Bond Fund, the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund, the Nuveen Flagship Michigan Municipal Bond Fund and the Nuveen Flagship Ohio Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Kentucky Triple Tax Exempt Fund ("Flagship Kentucky") and Flagship Kentucky Limited Term Municipal Bond Fund ("Flagship Kentucky Limited Term") were reorganized into the Trust and renamed Nuveen Flagship Kentucky Municipal Bond Fund ("Kentucky") and Nuveen Flagship Kentucky Limited Term Municipal Bond Fund ("Kentucky Limited Term"), respectively. Prior to these reorganizations, each Fund was a sub-trust of the Flagship Tax Exempt Funds Trust.

After the close of business on January 31, 1997, Flagship Michigan Triple Tax Exempt Fund ("Flagship Michigan") and Nuveen Michigan Tax-Free Value Fund ("Nuveen Michigan") reorganized into Nuveen Flagship Michigan Municipal Bond Fund ("Michigan"). Prior to the reorganization, Flagship Michigan was a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Michigan was a series of the Nuveen Multistate Tax-Free Trust. Nuveen Michigan had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Michigan which has retained the fiscal year end of Flagship Michigan.

After the close of business on January 31, 1997, Flagship Ohio Double Tax Exempt Fund ("Flagship Ohio") and Nuveen Ohio Tax-Free Value Fund ("Nuveen Ohio") reorganized into Nuveen Flagship Ohio Municipal Bond Fund ("Ohio"). Prior to the reorganization, Flagship Ohio was a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Ohio was a series of the Nuveen Tax-Free Bond Fund, Inc. Nuveen Ohio had a fiscal year end of February 28 prior to being reorganized into Nuveen Flagship Ohio which has retained the fiscal year end of Flagship Ohio.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1998, Kentucky Limited Term and Michigan had outstanding when-issued purchase commitments of $500,000 and $2,861,460, respectively. There were no such outstanding purchase commitments in Kentucky and Ohio.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. Kentucky, Michigan and Ohio also offer Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1998.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of Kentucky Limited Term (approximately $29,400) are being reimbursed to the Adviser on a straight-line basis over a period of three years. As of May 31, 1998, $19,595 has been reimbursed.


2. Fund Shares
Transactions in Fund shares were as follows:

                                                 Kentucky                                        Kentucky Limited Term
                            ---------------------------------------------------     ------------------------------------------------
                               Year Ended 5/31/98          Year Ended 5/31/97*       Year Ended 5/31/98       Year Ended 5/31/97**
                            --------------------------------------------------------------------------------------------------------
                                Shares         Amount      Shares         Amount     Shares        Amount     Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                     3,217,301   $ 36,434,351   3,460,838   $ 37,993,876    286,922   $ 2,892,341    410,367    $ 4,052,500
 Class B                       323,485      3,657,888      49,144        540,802        N/A           N/A        N/A            N/A
 Class C                       639,620      7,226,085     630,496      6,904,170     76,327       769,248    145,916      1,440,077
 Class R                        16,255        183,541      40,643        449,532      1,495        15,000         10            104
Shares issued to shareholders
 due to reinvestment of
 distributions:
 Class A                     1,281,834     14,485,026   1,178,853     12,941,813     23,560       236,867     22,414        221,045
 Class B                         4,212         47,833          25            269        N/A           N/A        N/A            N/A
 Class C                        94,246      1,063,652      69,875        766,751      7,475        75,229      4,292         42,033
 Class R                         1,937         21,806         570          6,252         52           528        --              --
------------------------------------------------------------------------------------------------------------------------------------
                             5,578,890     63,120,182   5,430,444     59,603,465    395,831     3,989,213    582,999      5,755,759
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                    (3,866,440)   (43,715,326) (3,622,758)   (39,765,461)  (316,310)   (3,201,570)  (395,384)    (3,906,315)
 Class B                        (1,809)       (20,440)         --             --        N/A           N/A        N/A            N/A
 Class C                      (434,290)    (4,909,457)   (394,142)    (4,330,213)   (61,079)     (617,067)  (114,591)    (1,128,714)
 Class R                            --             --          --             --         --            --     --                 --
------------------------------------------------------------------------------------------------------------------------------------
                            (4,302,539)   (48,645,223) (4,016,900)   (44,095,674)  (377,389)   (3,818,637)  (509,975)    (5,035,029)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                 1,276,351   $ 14,474,959   1,413,544   $ 15,507,791     18,442   $   170,576     73,024    $   720,730
====================================================================================================================================

* Information represents eight months of Flagship Kentucky and four months of Kentucky (note 1).

** Information represents eight months of Flagship Kentucky Limited Term and four months of Kentucky Limited Term (note 1).

N/A-Kentucky Limited Term is not authorized to issue Class B Shares.


                                                                    Michigan
                                          -----------------------------------------------------
                                                 Year Ended 5/31/98     Year Ended 5/31/97*
                                          -----------------------------------------------------
                                             Shares      Amount          Shares       Amount
-----------------------------------------------------------------------------------------------
Shares issued in the reorganization of
   Nuveen Michigan/Ohio:
   Class A                                        --   $         --      473,278   $  5,517,761
   Class B                                        --             --           --             --
   Class C                                        --             --       29,683        345,582
   Class R                                        --             --    2,323,498     27,088,739
Shares issued as a capital contribution:
   Class A                                        --             --        1,072         12,500
   Class B                                        --             --        1,072         12,500
   Class C                                        --             --        1,074         12,500
   Class R                                        --             --        1,072         12,500
Shares sold:
   Class A                                 1,390,245     16,660,336    2,027,123     23,392,705
   Class B                                   287,386      3,449,240       31,393        364,727
   Class C                                   589,706      7,052,332      474,635      5,492,503
   Class R                                   123,751      1,479,960       38,458        446,641
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                   678,487      8,087,898      520,958      6,027,568
   Class B                                     2,834         34,056           38            446
   Class C                                   127,033      1,512,300       89,370      1,032,725
   Class R                                    84,732      1,013,425       20,714        240,061
-----------------------------------------------------------------------------------------------
                                           3,284,174     39,289,547    6,033,438     69,999,458
-----------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                (2,418,756)   (28,925,631)  (2,692,127)   (31,154,360)
   Class B                                    (5,100)       (61,520)          --             --
   Class C                                  (498,829)    (5,971,586)    (667,098)    (7,733,727)
   Class R                                  (224,782)    (2,683,666)    (138,930)    (1,616,816)
-----------------------------------------------------------------------------------------------
                                          (3,147,467)   (37,642,403)  (3,498,155)   (40,504,903)
-----------------------------------------------------------------------------------------------
Net increase                                 136,707   $  1,647,144    2,535,283   $ 29,494,555
===============================================================================================


                                                                     Ohio
                                             ------------------------------------------------------
                                               Year Ended 5/31/98           Year Ended 5/31/97**
                                             ------------------------------------------------------
                                               Shares         Amount        Shares        Amount
---------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
   Nuveen Michigan/Ohio:
   Class A                                           --    $         --    1,658,349   $ 18,937,973
   Class B                                           --              --           --             --
   Class C                                           --              --      257,097      2,935,519
   Class R                                           --              --   14,124,377    161,297,225
Shares issued as a capital contribution:
   Class A                                           --              --        1,095         12,500
   Class B                                           --              --        1,095         12,500
   Class C                                           --              --        1,095         12,500
   Class R                                           --              --        1,095         12,500
Shares sold:
   Class A                                     3,219,388     37,568,749    3,479,121     39,481,904
   Class B                                       516,543      6,021,505      143,044      1,632,067
   Class C                                       995,368     11,636,371      777,074      8,826,593
   Class R                                       730,018      8,529,240      320,322      3,663,219
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                                     1,424,465     16,558,328    1,078,011     12,246,653
   Class B                                         9,946        116,135          370          4,189
   Class C                                       139,502      1,619,985       83,238        991,709
   Class R                                       569,608      6,632,541      133,093      1,510,457
---------------------------------------------------------------------------------------------------
                                               7,604,838     88,682,854   22,058,476    251,577,508
---------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                    (4,938,984)   (57,591,525)  (5,159,717)   (58,567,125)
   Class B                                       (38,316)      (446,171)          --             --
   Class C                                      (692,246)    (8,051,008)    (668,440)    (7,657,334)
   Class R                                    (1,520,403)   (17,713,234)    (533,621)    (6,069,997)
---------------------------------------------------------------------------------------------------
                                              (7,189,949)   (83,801,938)  (6,361,778)   (72,294,456)
---------------------------------------------------------------------------------------------------
Net increase                                     414,889   $  4,880,916   15,696,698   $179,283,052
====================================================================================================

* Information represents eight months of Flagship Michigan and four months of Michigan (note 1).

** Information represents eight months of Flagship Ohio and four months of Ohio
   (note 1).

3.  Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1998, to shareholders of record on June 9, 1998, as follows:

                                                             Kentucky
                                                              Limited
                                               Kentucky          Term       Michigan            Ohio
----------------------------------------------------------------------------------------------------
Dividend per share:
    Class A                                      $.0475        $.0365         $.0500          $.0490
    Class B                                       .0405           N/A          .0425           .0420
    Class C                                       .0425         .0335          .0445           .0440
    Class R                                       .0495         .0385          .0520           .0510
====================================================================================================

N/A - Kentucky Limited Term is not authorized to issue Class B Shares.

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1998, were as follows:

                                                             Kentucky
                                                              Limited
                                               Kentucky          Term       Michigan            Ohio
----------------------------------------------------------------------------------------------------
Purchases:
    Investments in municipal securities     $65,088,861    $4,076,566    $47,201,267    $109,670,698
    Temporary municipal investments          12,200,000     2,400,000     12,490,000      36,800,000
Sales:
    Investments in municipal securities      55,577,312     4,280,183     41,593,563     101,944,564
    Temporary municipal investments          10,200,000     2,400,000     12,490,000      46,800,000
====================================================================================================

At May 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, Kentucky Limited Term had unused capital loss carryforwards of $70,735 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $135 of the carryforward will expire in the year 2004 and $70,600 of the carryforward will expire in the year 2005.

5.  Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1998, were as follows:

                                                             Kentucky
                                                              Limited
                                               Kentucky          Term       Michigan            Ohio
----------------------------------------------------------------------------------------------------
Gross unrealized:
    appreciation                            $37,982,636      $324,750    $30,388,047     $54,281,639
    depreciation                                (37,196)       (3,688)        (9,905)             --
----------------------------------------------------------------------------------------------------
Net unrealized appreciation                 $37,945,440      $321,062    $30,378,142     $54,281,639
====================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

                                  Kentucky, Michigan & Ohio
Average Daily Net Asset Value                Management Fee
-----------------------------------------------------------
For the first $125 million                       .5500 of 1%
For the next $125 million                        .5375 of 1
For the next $250 million                        .5250 of 1
For the next $500 million                        .5125 of 1
For the next $1 billion                          .5000 of 1
For net assets over $2 billion                   .4750 of 1
===========================================================
                                      Kentucky Limited Term
Average Daily Net Asset Value                Management Fee
-----------------------------------------------------------
For the first $125 million                       .4500 of 1%
For the next $125 million                        .4375 of 1
For the next $250 million                        .4250 of 1
For the next $500 million                        .4125 of 1
For the next $1 billion                          .4000 of 1
For net assets over $2 billion                   .3750 of 1
===========================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                          Kentucky
                                           Limited
                                Kentucky      Term   Michigan       Ohio
------------------------------------------------------------------------
Sales charges collected       $1,076,392   $25,344   $396,900   $890,567
Paid to authorized dealers       935,851    20,109    341,800    777,704
========================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1998, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                      Kentucky
                                       Limited
                             Kentucky     Term   Michigan       Ohio
--------------------------------------------------------------------
Commission advances          $232,216 $ 14,811  $ 224,418  $ 379,147
====================================================================

49

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares, except for Kentucky Limited Term, during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, except for Kentucky Limited Term, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. Kentucky Limited Term is not authorized to issue Class B Shares. During the fiscal year ended May 31, 1998, the Distributor retained such 12b-1 fees as follows:

                                                                                             Kentucky
                                                                                              Limited
                                                                               Kentucky          Term        Michigan           Ohio
------------------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                        $     88,309   $     7,484    $     68,801   $    123,577
====================================================================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1998, as follows:

                                                                                             Kentucky
                                                                                              Limited
                                                                               Kentucky          Term        Michigan           Ohio
------------------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                              $      4,580   $     2,558    $      7,977   $     31,894
====================================================================================================================================

7. Composition of Net Assets

At May 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                             Kentucky
                                                                                              Limited
                                                                               Kentucky          Term        Michigan           Ohio
------------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                            $446,277,887   $11,169,517    $309,095,846   $633,173,082
Balance of undistributed net investment income                                   25,015           986          96,645         36,313
Accumulated net realized gain (loss) from investment transactions               668,697       (70,925)        493,957      2,007,095
Net unrealized appreciation of investments                                   37,945,440       321,062      30,378,142     54,281,639
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                 $484,917,039   $11,420,637    $340,064,590   $689,498,129
====================================================================================================================================

                             Financial Highlights

               Financial Highlights

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)


                                              Investment Operations                  Less Distributions
                                       -----------------------------------   --------------------------------
                                                              Net
                         Beginning                      Realized/                                                Ending
                               Net            Net      Unrealized                   Net                             Net
Year Ended                   Asset     Investment      Investment            Investment     Capital               Asset       Total
May 31,                      Value     Income (a)     Gain (Loss)    Total       Income        Gain     Total     Value  Return (b)
-----------------------------------------------------------------------------------------------------------------------------------
KENTUCKY**
CLASS A (5/87)
1998                        $11.05           $.59          $ .38     $ .97       $(.58)      $(.05)    $(.63)    $11.39       9.00%
1997                         10.82            .60            .24       .84        (.60)       (.01)     (.61)     11.05       7.87
1996                         10.99            .61           (.17)      .44        (.61)         --      (.61)     10.82       4.04
1995                         10.65            .61            .35       .96        (.62)         --      (.62)     10.99       9.42
1994                         11.06            .62           (.40)      .22        (.63)         --      (.63)     10.65       1.90
CLASS B (2/97)
1998                         11.06            .50            .38       .88        (.50)       (.05)     (.55)     11.39       8.10
1997(c)                      11.07            .17           (.01)      .16        (.17)         --      (.17)     11.06       1.47
CLASS C (10/93)
1998                         11.04            .52            .39       .91        (.52)       (.05)     (.57)     11.38       8.43
1997                         10.81            .54            .24       .78        (.54)       (.01)     (.55)     11.04       7.29
1996                         10.99            .54           (.17)      .37        (.55)         --      (.55)     10.81       3.38
1995                         10.65            .55            .35       .90        (.56)         --      (.56)     10.99       8.82
1994(c)                      11.46            .36           (.81)     (.45)       (.36)         --      (.36)     10.65      (5.88)*
CLASS R (2/97)
1998                         11.03            .61            .39      1.00        (.61)       (.05)     (.66)     11.37       9.25
1997(c)                      11.08            .20           (.04)      .16        (.21)         --      (.21)     11.03       1.42
-----------------------------------------------------------------------------------------------------------------------------------
KENTUCKY LIMITED TERM***
CLASS A (9/95)
1998                        $ 9.92           $.44          $ .20     $ .64       $(.44)      $  --     $(.44)    $10.12       6.53%
1997                          9.79            .45            .12       .57        (.44)         --      (.44)      9.92       5.96
1996(c)                       9.75            .31            .04       .35        (.31)         --      (.31)      9.79       5.45*
CLASS C (9/95)
1998                          9.92            .40            .20       .60        (.40)         --      (.40)     10.12       6.17
1997                          9.79            .41            .13       .54        (.41)         --      (.41)      9.92       5.64
1996(c)                       9.75            .29            .04       .33        (.29)         --      (.29)      9.79       5.12*
CLASS R (2/97)
1998                          9.92            .46            .18       .64        (.46)         --      (.46)     10.10       6.58
1997(c)                       9.98            .15           (.10)      .05        (.11)         --      (.11)      9.92        .56
-----------------------------------------------------------------------------------------------------------------------------------


                                   Ratios/Supplemental Data
-----------------------------------------------------------------------------

                                Ratio                      Ratio
                               of Net                     of Net
                Ratio of   Investment      Ratio of   Investment
                Expenses    Income to      Expenses    Income to
              to Average      Average    to Average      Average
              Net Assets   Net Assets    Net Assets   Net Assets
                  Before       Before         After        After   Portfolio
 Ending Net   Reimburse-   Reimburse-    Reimburse-   Reimburse-    Turnover
Assets (000)        ment         ment       ment(a)      ment(a)        Rate
-----------------------------------------------------------------------------
    $451,338         .84%        5.12%           .77%        5.19%        12%
     430,803         .99         5.20            .75         5.44         13
     410,808        1.02         5.19            .71         5.50         17
     394,457        1.04         5.49            .68         5.85         28
     369,495        1.03         5.15            .58         5.60         12

       4,273        1.59         4.33           1.54         4.38         12
         544        1.59*        4.56*          1.39*        4.76*        13

      28,630        1.39         4.57           1.33         4.63         12
      24,468        1.54         4.64           1.29         4.89         13
      20,647        1.57         4.63           1.27         4.93         17
      15,831        1.58         4.92           1.23         5.27         28
      11,172        1.65*        4.39*          1.08*        4.96*        12

         675         .64         5.31            .58         5.37         12
         455         .64*        5.62*           .49*        5.77*        13
============================================================================

    $  8,989        1.34%        3.67%           .66%        4.35%        36%
       8,870        1.68         3.37            .53         4.52         56
       8,389        1.67*        3.07*           .37*        4.37*        48

       2,416        1.69         3.32           1.01         4.00         36
       2,144        2.00         3.03            .84         4.19         56
       1,767        1.98*        2.78*           .64*        4.12*        48

          16        1.13         3.87            .46         4.54         36
           -         .86*        4.87*             -         5.73*        56
============================================================================

*   Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kentucky.
*** Information included prior to the fiscal year ended May 31, 1997 reflects the financial highlights of Flagship Kentucky Limited Term.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) From commencement of class operations as noted.

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                        Investment Operations              Less Distributions
                                   --------------------------------   -----------------------------




                                                        Net
                                                  Realized/                                            Ending
                       Beginning          Net    Unrealized                  Net                          Net
Year Ended             Net Asset   Investment    Investment           Investment   Capital              Asset        Total
May 31,                    Value   Income (a)   Gain (Loss)   Total       Income      Gain    Total     Value   Return (b)
--------------------------------------------------------------------------------------------------------------------------
MICHIGAN**
CLASS A (6/85)
1998                      $11.68         $.61         $ .42   $1.03       $(.61)    $(.03)   $(.64)    $12.07        8.95%
1997                       11.37          .62           .31     .93        (.61)     (.01)    (.62)     11.68        8.42
1996                       11.59          .63          (.22)    .41        (.63)       --     (.63)     11.37        3.61
1995                       11.31          .65           .28     .93        (.65)       --     (.65)     11.59        8.57
1994                       11.77          .66          (.43)    .23        (.66)     (.03)+   (.69)     11.31        1.87
CLASS B (2/97)
1998                       11.70          .52           .42     .94        (.52)     (.03)    (.55)     12.09        8.12
1997(c)                    11.66          .17           .04     .21        (.17)       --     (.17)     11.70        1.86
CLASS C (6/93)
1998                       11.66          .54           .43     .97        (.54)     (.03)    (.57)     12.06        8.45
1997                       11.35          .55           .32     .87        (.55)     (.01)    (.56)     11.66        7.84
1996                       11.58          .56          (.22)    .34        (.57)       --     (.57)     11.35        2.96
1995                       11.30          .58           .28     .86        (.58)       --     (.58)     11.58        7.98
1994(c)                    11.86          .54          (.52)    .02        (.55)     (.03)+   (.58)     11.30         .19*
CLASS R (2/97)
1998                       11.68          .63           .42    1.05        (.63)     (.03)    (.66)     12.07        9.16
1997(c)                    11.66          .21           .02     .23        (.21)       --     (.21)     11.68        2.01
==========================================================================================================================
OHIO***
CLASS A (6/85)
1998                      $11.41         $.60         $ .38   $ .98       $(.60)    $(.05)   $(.65)    $11.74        8.76%
1997                       11.21          .61           .20     .81        (.61)       --     (.61)     11.41        7.38
1996                       11.43          .62          (.21)    .41        (.63)       --     (.63)     11.21        3.59
1995                       11.21          .64           .22     .86        (.64)       --     (.64)     11.43        7.99
1994                       11.59          .64          (.38)    .26        (.64)       --     (.64)     11.21        2.24
CLASS B (2/97)
1998                       11.41          .51           .38     .89        (.52)     (.05)    (.57)     11.73        7.89
1997(c)                    11.42          .17          (.01)    .16        (.17)       --     (.17)     11.41        1.45
CLASS C (8/93)
1998                       11.41          .54           .37     .91        (.54)     (.05)    (.59)     11.73        8.12
1997                       11.21          .55           .20     .75        (.55)       --     (.55)     11.41        6.80
1996                       11.43          .55          (.21)    .34        (.56)       --     (.56)     11.21        3.03
1995                       11.20          .57           .23     .80        (.57)       --     (.57)     11.43        7.50
1994(c)                    11.69          .46          (.49)   (.03)       (.46)       --     (.46)     11.20        (.17)*
CLASS R (2/97)
1998                       11.41          .62           .37     .99        (.62)     (.05)     (.67)    11.73        8.89
1997(c)                    11.42          .21          (.01)    .20        (.21)       --      (.21)    11.41        1.77
==========================================================================================================================


                              Ratios/Supplemental Data
------------------------------------------------------------------------------------
                                      Ratio                        Ratio
                                     of Net                       of Net
                      Ratio of   Investment        Ratio of   Investment
                      Expenses    Income to        Expenses    Income to
                    to Average      Average      to Average      Average
                    Net Assets   Net Assets      Net Assets   Net Assets
                        Before       Before           After        After   Portfolio
Ending Net          Reimburse-   Reimburse-      Reimburse-   Reimburse-    Turnover
Assets (000)              ment         ment        ment (a)     ment (a)        Rate
------------------------------------------------------------------------------------

 $263,632                  .84%        5.11%            .84%        5.11%         13%
  259,055                  .97         5.21             .85         5.33          34
  248,422                 1.01         5.23             .82         5.42          54
  250,380                 1.03         5.59             .80         5.82          37
  242,993                 1.02         5.29             .75         5.56          28

    3,839                 1.59         4.32            1.59         4.32          13
      380                 1.59*        4.52*           1.59*        4.52*         34

   45,690                 1.39         4.56            1.39         4.56          13
   41,649                 1.52         4.65            1.40         4.77          34
   41,365                 1.56         4.67            1.37         4.86          54
   37,122                 1.58         5.02            1.35         5.25          37
   30,042                 1.61*        4.53*           1.25*        4.89*         28

   26,904                  .64         5.31             .64         5.31          13
   26,211                  .65*        5.57*            .65*        5.57*         34
------------------------------------------------------------------------------------


 $472,821                  .85%        5.15%            .85%        5.15%         15%
  463,253                  .96         5.32             .89         5.39          17
  443,077                 1.02         5.31             .92         5.41          31
  445,566                 1.03         5.70             .95         5.78          31
  445,272                 1.02         5.39             .93         5.48           9

    7,422                 1.61         4.39            1.61         4.39          15
    1,649                 1.60*        4.63*           1.60*        4.63*         17

   47,036                 1.40         4.60            1.40         4.60          15
   40,713                 1.51         4.77            1.44         4.84          17
   34,939                 1.56         4.75            1.47         4.84          31
   28,461                 1.58         5.13            1.50         5.21          31
   25,674                 1.60*        4.65*           1.46*        4.79*          9

  162,220                  .65         5.35             .65         5.35          15
  160,312                  .65*        5.65*            .65*        5.65*         17
------------------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.
*** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio.

+ The amount shown includes a distribution in excess of capital gains of $.02 per share.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.

Building a Better Portfolio
Can Make You a Successful Investor

Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed to
help you reach your
financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

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and Stock Fund

Tax-Free Income

National Funds

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Insured
Intermediate-Term
Limited-Term

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Missouri
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New York
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Ohio
Pennsylvania
South Carolina
Tennessee
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Wisconsin

Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse
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Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They
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value for quick access to your assets.

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Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded
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Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information




Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Transfer Agent and
Shareholder Services
As of August 8, 1998
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


   NUVEEN 1898
OUR SECOND CENTURY 1998
   helping investors sustain the wealth of a lifetime./TM/

   John Nuveen & Co. Incorporated
   333 West Wacker Drive
   Chicago, IL 60606-1286

   www.nuveen.com




                                                                      VAN-5-5.98